UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21587

Old Mutual Funds I
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

Matthew R. DiClemente, Esq.	Andra C. Ozols, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 600
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8173	(720) 200-7725

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: July 31

Date of reporting period: January 31, 2011

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                             SEMI-ANNUAL
                                                               REPORT

                                                          January 31, 2011

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

TABLE OF CONTENTS

About This Report                                                                                  1

Message to Shareholders                                                                            2

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Asset Allocation Conservative Portfolio
      Class A (OMCAX), Class C (OMCCX), Class Z (OMCZX), Institutional Class (OMCIX)               3

   Old Mutual Asset Allocation Balanced Portfolio
      Class A (OMABX), Class C (OMBCX), Class Z (OMBZX), Institutional Class (OMBLX)               7

   Old Mutual Asset Allocation Moderate Growth Portfolio
      Class A (OMMAX), Class C (OMMCX), Class Z (OMMZX), Institutional Class (OMMIX)              11

   Old Mutual Asset Allocation Growth Portfolio
      Class A (OMGAX), Class C (OMCGX), Class Z (OMGZX), Institutional Class (OMGIX)              15

Statements of Assets and Liabilities                                                              20

Statements of Operations                                                                          21

Statements of Changes in Net Assets                                                               22

Financial Highlights                                                                              23

Notes to Financial Statements                                                                     26

Proxy Voting and Portfolio Holdings                                                               39

Fund Expenses Example                                                                             40

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free at 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable. The Funds each offer Class A, Class C,
Class Z and Institutional Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and
Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of January 31, 2011, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry or security of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of January 31, 2011, are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased will remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index.
Individuals cannot invest directly in an index.

Indexes:

Barclays Capital U.S. Aggregate Index

The unmanaged Barclays Capital U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The index is market value-weighted inclusive of accrued interest.

Standard & Poor's Composite 1500

The unmanaged Standard & Poor's Composite 1500 ("S&P Composite 1500") is a broad-based, capitalization-weighted index comprising
1,500 stocks of large-cap, mid-cap and small-cap U.S. companies.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet and Barclays Capital.

                                                                 1

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The beginning of the six-month period ending January 31, 2011, looked promising for investors as the majority of global equity markets posted double-digit returns; however, this simply obscured the underlying volatility that market participants were up against. The third quarter of 2010 in particular experienced significant volatility as correlations reached all-time highs and the persistent fears of a double-dip recession loomed. Nevertheless, investors seemed to look past these concerns and focus on the economy's bright spots - specifically, promising economic data and the anticipation of mid-term elections.

Equity markets rallied in the fourth quarter of 2010 following an exceptionally strong September, and concerns from the third quarter were cast aside as the U.S. saw an improvement in its employment picture and many were hopeful for a successful holiday-spending season. Furthermore, central banks around the world - including those in Japan, Europe and the U.S. - expressed their commitment to a second round of monetary easing measures. Investors were focused on the potential for growth in 2011 and began bidding up riskier stocks, which drove the markets up in a December rally. This rally was also aided by President Obama's announcement to extend the Bush-era tax rates. The final month of the semi-annual period, January, dampened conditions somewhat as a result of the tumultuous events in Egypt, but volatility still continued to decline and the markets continued to reward higher quality companies. This leads us to be optimistic about the year ahead, especially in light of the two extreme years we experienced in 2009 and 2010.

Going forward, Old Mutual Capital will continue to monitor and evaluate the economic environment as we manage the money with which you have entrusted us. As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the Old Mutual Funds I portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                 2

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the six-month period ended January 31, 2011, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio
     returned 5.80% at net asset value, while the S&P Composite 1500 returned 18.39% and the Barclays Capital U.S. Aggregate Index
     returned 0.20%.

o    The Fund uses eight equity managers that have exposure to eight asset classes. All eight of the asset classes had above-average returns for the last six months.

o    Old Mutual International Equity Fund, Old Mutual Large Cap Growth Fund and Old Mutual TS&W Mid-Cap Value Fund were the largest contributors to overall performance.

o    Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual TS&W Small Cap
     Value Fund contributed the least to overall performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2011, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio (the
     "Fund") returned 5.80% at net asset value, while the S&P Composite 1500 returned 18.39% and the Barclays Capital U.S. Aggregate
     Index returned 0.20%. Performance for all share classes can be found on page 5.

Q.   What investment environment did the Fund face during the past period?

A.   U.S. stocks had a positive, albeit rocky, 2010 on the back of strong earnings growth. Prices ebbed and flowed with the news on quantitative easing, the Eurozone drama, the extension of the Bush-era tax cuts, and the disappointing news on the job market.
     Overall, returns were above the Fund's long-term averages. Returns during the six-month period ending January 31, 2011,
     (covered by this commentary) were much better than returns during the first half of the year as it became more clear that the continuing unemployment problem was not strongly impacting the earnings of corporations.

     Equity returns were strong as the S&P 500 returned 17.93%. Small-capitalization equities performed slightly better than large-capitalization stocks with the Russell 2000 Index returning slightly more than the S&P 500. Growth outperformed value and
     U.S. stocks beat comparable non-U.S. stocks by small margins. Stocks benefited from falling long-term rates but also from rising earnings prospects. Bond indexes had positive returns and were led by high-yield bonds. Long-term bond returns lagged short-term bond returns toward the end of the year, which were affected by increased concerns about the federal budget deficit and higher inflation expectations.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund uses eight equity managers that have exposure to eight asset classes. All eight of the asset classes had above-average returns for the last six months. As U.S. equities slightly outperformed non-U.S. developed equities, the Fund's diversified allocations to those securities were a slight drag to performance during the period. The Fund's underlying portfolio manager performance was mixed, as four of the equity managers beat the blended benchmarks that were set for them, and four underperformed. The Fund's growth managers did well over the six-month period, while value managers lagged their benchmarks.

     On the fixed income side, the Fund's 6% long-term allocation to high-yield securities contributed to relative performance as that asset class did well, and the Fund's high yield strategy provided another boost as the Old Mutual Dwight High Yield Fund beat its index. The Fund's 13% long-term allocation to short-term bonds helped performance as bonds with lower duration outperformed bonds with higher duration. The Fund's investment-grade bond managers did well and performed within 1% of their benchmarks.

     From April through December 2010, the Fund carried a slight underweight to equities. Ibbotson Associates Advisors, LLC
     ("Ibbotson") was concerned about high unemployment, housing prices, and the prospect of higher taxes. This underweight reduced volatility in the Fund, but was a drag on performance. As corporate balance sheets improved during 2010, the equity underweight was removed in December.

                                                                                             Asset Allocation Conservative Portfolio

                                                                 3

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portion of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual International Equity Fund, Old Mutual
     Large Cap Growth Fund and Old Mutual TS&W Mid-Cap Value Fund were the largest contributors to overall performance. Old Mutual
     Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual TS&W Small Cap Value Fund
     contributed the least to overall performance.

Q.   What is the investment outlook?

A.   Ibbotson expects 2011 to be a year of mild growth in the developed world, and vigorous activity in emerging markets. Ibbotson anticipates that falling home prices, indebtedness, and the mismatch between labor demand and supply may hold back the economies in developed countries for years. Ibbotson expects the fiscal troubles of several members of the Eurozone will recurrently flare up, and the United Kingdom and Japan, as they strive to get their fiscal house in order, could set themselves up for another recession.

     Within the fixed income realm, Ibbotson does not believe that the recent rise in long-term yields will continue throughout
     2011. Ibbotson expects that during the year, it may become apparent that the economic recovery is wobbly and that the Federal
     Reserve Board cannot risk tightening monetary policy. At which point, long-term yields should stop rising, enabling government bonds to perform better than they have in the last few months.

     For equities, Ibbotson does not expect 2011 to be as good as 2010. Earnings growth last year was powered, for the most part, by rising margins. Companies slashed payrolls and eliminated inefficiencies, bringing costs down. Sales growth was better than expected, but still moderate. In 2011, Ibbotson expects that sales will support stock prices, but Ibbotson is skeptical, and believes the dim macroeconomic backdrop sets the stage for sales to grow at a slower pace than margins did in 2010.

     Among commodities, Ibbotson believes oil and agricultural commodity prices are likely to keep rising in the medium-term, powered by steady demand from emerging markets and a strained supply. Rising commodity prices should put central banks between a rock and a hard place, at a time of weak economic activity. This may leave monetary authorities in a position to focus on core consumer prices and hope that higher food and energy prices do not translate into higher wages.

Top Ten Holdings
as of January 31, 2011

Old Mutual Barrow Hanley
Core Bond Fund                                                             35.4%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                14.0%
___________________________________________________________________________________

Old Mutual Dwight Short
Term Fixed Income Fund                                                     13.4%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                 6.8%
___________________________________________________________________________________

Old Mutual Dwight High
Yield Fund                                                                  6.3%
___________________________________________________________________________________

Old Mutual TS&W Mid-Cap
Value Fund                                                                  6.0%
___________________________________________________________________________________

Old Mutual Barrow Hanley
Value Fund                                                                  5.3%
___________________________________________________________________________________

Old Mutual Large Cap
Growth Fund                                                                 4.7%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     3.4%
___________________________________________________________________________________

Old Mutual Copper Rock
Emerging Growth Fund                                                        2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           97.4%
___________________________________________________________________________________

Asset Allocation Conservative Portfolio

                                                                 4

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                 Annualized       Annualized
                                                    Inception      6 Month      1 Year             5 Year          Inception
                                                       Date         Return      Return             Return           to Date
____________________________________________________________________________________________________________________________________

Class A with load                                    09/30/04       (0.26)%      3.07%              3.73%            4.47%
Class A without load                                 09/30/04        5.80%       9.35%              4.97%            5.45%
Class C with load                                    09/30/04        4.41%       7.45%              4.18%            4.68%
Class C without load                                 09/30/04        5.41%       8.45%              4.18%            4.68%
Class Z                                              12/09/05        5.92%       9.63%              5.23%            5.57%
Institutional Class                                  09/30/04        5.92%       9.60%              5.23%            5.72%
S&P Composite 1500                                   09/30/04       18.39%      23.40%              2.47%            4.85%
Barclays Capital U.S. Aggregate Index                09/30/04        0.20%       5.06%              5.82%            5.12%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the
Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the prospectus dated November 23, 2010) are 1.68%
and 1.35%; 2.39% and 2.10%; 2.39% and 1.10%; and 1.30% and 1.10%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Conservative Portfolio, Class A	Old Mutual Asset Allocation Conservative Portfolio, Class C	Old Mutual Asset Allocation Conservative Portfolio, Institutional Class	S&P Composite 1500 Index	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,025	10,575	10,660	11,359	10,255
7/31/06	10,365	10,853	11,048	11,954	10,405
7/31/07	11,339	11,783	12,124	13,879	10,985
7/31/08	11,366	11,728	12,174	12,420	11,661
7/31/09	11,311	11,588	12,151	9,940	12,576
7/31/10	12,472	12,674	13,429	11,404	13,696
1/31/11	13,196	13,360	14,224	13,501	13,723

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The
Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Corporate/Preferred-High Yield	6.3%
Government/Corporate	62.7%
Growth	2.1%
Growth & Income-Large Cap	3.4%
Growth-Large Cap	4.7%
International Equity	6.8%
Market Neutral-Equity	1.7%
Cash Equivalents	0.9%
Value	5.3%
Value-Mid Cap	6.0%
Value-Small Cap	0.1%

                                                                 5

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1)- 99.9%                                         Money Market Fund - 0.8%
Corporate/Preferred-High Yield - 6.3%                                      Old Mutual Cash Reserves Fund,
Old Mutual Dwight High Yield Fund            250,986   $      2,570           Institutional Class, 0.07% (A)            342,413   $        342
                                                       ______________                                                             ______________

Total Corporate/Preferred-High Yield                          2,570        Total Money Market Fund                                         342
_____________________________________________________________________                                                             ______________

Government/Corporate - 62.7%                                               Total Affiliated Mutual Funds (Cost $37,455)                 40,885
Old Mutual Barrow Hanley                                                   _____________________________________________________________________
   Core Bond Fund                          1,384,252         14,466
Old Mutual Dwight Intermediate                                             Total Investments - 99.9% (Cost $37,455)                     40,885
   Fixed Income Fund                         578,139          5,712        _____________________________________________________________________
Old Mutual Dwight Short Term
   Fixed Income Fund                         543,858          5,471        Other Assets and Liabilities, Net - 0.1%                         50
                                                       ______________      _____________________________________________________________________

Total Government/Corporate                                   25,649        Total Net Assets - 100.0%                              $     40,935
_____________________________________________________________________      _____________________________________________________________________

Growth - 2.1%                                                              For descriptions of abbreviations and footnotes, please refer to page
Old Mutual Copper Rock Emerging                                            20.
   Growth Fund*                               76,936            866
                                                       ______________      Other Information:

Total Growth                                                    866        The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Growth & Income-Large Cap - 3.4%
Old Mutual Focused Fund                       63,745          1,401        Level 1 - quoted prices in active markets for identical securities
                                                       ______________
                                                                           Level 2 - other significant observable inputs (including quoted
Total Growth & Income-Large Cap                               1,401                  prices for similar securities, interest rates, prepayment
_____________________________________________________________________                speeds, credit risk, etc.)

Growth-Large Cap - 4.7%                                                    Level 3 - significant unobservable inputs (including the Fund's own
Old Mutual Large Cap Growth Fund             102,708          1,931                  assumption in determining the fair value of investments)
                                                       ______________
                                                                           The inputs or methodology used for valuing securities are not
Total Growth-Large Cap                                        1,931        necessarily an indication of the risk associated with investing in
_____________________________________________________________________      those securities. A summary of the inputs used as of January 31, 2011 in valuing the Fund's net assets were as follows (000):
International Equity - 6.8%
Old Mutual International Equity Fund         298,695          2,793
                                                       ______________               Description           Level 1   Level 2   Level 3   Total
                                                                           _____________________________________________________________________
Total International Equity                                    2,793
_____________________________________________________________________      Investments
                                                                              Affiliated Mutual Funds     $40,885     $-        $-     $40,885
Market Neutral-Equity - 1.7%                                               _____________________________________________________________________
Old Mutual Analytic U.S.
   Long/Short Fund                            59,793            688        Total Investments              $40,885     $-        $-     $40,885
                                                       ______________      _____________________________________________________________________

Total Market Neutral-Equity                                     688        Refer to the "Security Valuation" section of Note 2 for further
_____________________________________________________________________      information.

Value - 5.3%
Old Mutual Barrow Hanley Value Fund          335,891          2,163
                                                       ______________

Total Value                                                   2,163
_____________________________________________________________________

Value-Mid Cap - 6.0%
Old Mutual TS&W Mid-Cap Value Fund           275,304          2,461
                                                       ______________

Total Value-Mid Cap                                           2,461
_____________________________________________________________________

Value-Small Cap - 0.1%
Old Mutual TS&W Small Cap Value Fund*          1,154             21
                                                       ______________

Total Value-Small Cap                                            21
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 6

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the six-month period ended January 31, 2011, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio returned
     10.42% at net asset value, while the S&P Composite 1500 returned 18.39% and the Barclays Capital U.S. Aggregate Index returned
     0.20%.

o    The Fund uses 10 equity managers that have exposure to nine asset classes. All nine of the asset classes had above-average returns for the last six months.

o    Old Mutual International Equity Fund, Old Mutual Large Cap Growth Fund and Old Mutual Barrow Hanley Value Fund were among the largest contributors to overall performance.

o    Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Strategic
     Small Company Fund were among those that contributed the least to overall performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2011, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio (the
     "Fund") returned 10.42% at net asset value, while the S&P Composite 1500 returned 18.39% and the Barclays Capital U.S.
     Aggregate Index returned 0.20%. Performance for all share classes can be found on page 9.

Q.   What investment environment did the Fund face during the past period?

A.   U.S. stocks had a positive, albeit rocky, 2010 on the back of strong earnings growth. Prices ebbed and flowed with the news on quantitative easing, the Eurozone drama, the extension of the Bush-era tax cuts, and the disappointing news on the job market.
     Overall, returns were above the Fund's long-term averages. Returns during the six-month period ending January 31, 2011,
     (covered by this commentary) were much better than returns during the first half of the year as it became more clear that the continuing unemployment problem was not strongly impacting the earnings of corporations.

     Equity returns were strong as the S&P 500 returned 17.93%. Small-capitalization equities performed slightly better than large-capitalization stocks with the Russell 2000 Index returning slightly more than the S&P 500. Growth outperformed value and
     U.S. stocks beat comparable non-U.S. stocks by small margins. Stocks benefited from falling long-term rates but also from rising earnings prospects. Bond indexes had positive returns and were led by high-yield bonds. Long-term bond returns lagged short-term bond returns toward the end of the year, which were affected by increased concerns about the federal budget deficit and higher inflation expectations.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund uses 10 equity managers that have exposure to nine asset classes. All nine of the asset classes had above-average returns for the last six months. As U.S. equities slightly outperformed REITs, non-U.S. developed equities and emerging markets, the Fund's diversified allocations to those asset classes were a slight drag to performance during the period. The
     Fund's underlying portfolio manager performance was mixed, as five of the Fund's equity managers beat the blended benchmarks that were set for them, and five underperformed. The Fund's growth managers did well over the six-month period, while value managers lagged their benchmarks.

     On the fixed income side, the Fund's 4% long-term allocation to high-yield securities contributed to relative performance as that asset class did well, and the Fund's high yield strategy provided another boost as the Old Mutual Dwight High Yield Fund beat its index. The Fund's 7% long-term allocation to short-term bonds helped performance as bonds with lower duration outperformed bonds with higher duration. The Fund's investment-grade bond managers did well and performed within 1% of their benchmarks.

     From April through December 2010, the Fund carried a slight underweight to equities. Ibbotson Associates Advisors, LLC
     ("Ibbotson") was concerned about high unemployment, housing prices, and the prospect of higher taxes. This underweight reduced volatility in the Fund, but was a drag on performance. As corporate balance sheets improved during 2010, the equity underweight was removed in December.

                                                                                                 Asset Allocation Balanced Portfolio

                                                                 7

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of Fund's underlying mutual fund investments, Old Mutual International Equity Fund, Old Mutual Large
     Cap Growth Fund and Old Mutual Barrow Hanley Value Fund were among the largest contributors to overall performance. Old Mutual
     Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Strategic Small Company
     Fund were among those that contributed the least to overall performance.

Q.   What is the investment outlook?

A.   Ibbotson expects 2011 to be a year of mild growth in the developed world, and vigorous activity in emerging markets. Ibbotson anticipates that falling home prices, indebtedness, and the mismatch between labor demand and supply may hold back the economies in developed countries for years. Ibbotson expects the fiscal troubles of several members of the Eurozone will recurrently flare up, and the United Kingdom and Japan, as they strive to get their fiscal house in order, could set themselves up for another recession.

     Within the fixed income realm, Ibbotson does not believe that the recent rise in long-term yields will continue throughout
     2011. Ibbotson expects that during the year, it may become apparent that the economic recovery is wobbly and that the Federal
     Reserve Board cannot risk tightening monetary policy. At which point, long-term yields should stop rising, enabling government bonds to perform better than they have in the last few months.

     For equities, Ibbotson does not expect 2011 to be as good as 2010. Earnings growth last year was powered, for the most part, by rising margins. Companies slashed payrolls and eliminated inefficiencies, bringing costs down. Sales growth was better than expected, but still moderate. In 2011, Ibbotson expects that sales will support stock prices, but Ibbotson is skeptical, and believes the dim macroeconomic backdrop sets the stage for sales to grow at a slower pace than margins did in 2010.

     Among commodities, Ibbotson believes oil and agricultural commodity prices are likely to keep rising in the medium-term, powered by steady demand from emerging markets and a strained supply. Rising commodity prices should put central banks between a rock and a hard place, at a time of weak economic activity. This may leave monetary authorities in a position to focus on core consumer prices and hope that higher food and energy prices do not translate into higher wages.

Top Ten Holdings
as of January 31, 2011

Old Mutual Barrow
Hanley Core Bond Fund                                                      23.7%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                13.1%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                          12.1%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          8.6%
___________________________________________________________________________________

Old Mutual Large Cap
Growth Fund                                                                 8.6%
___________________________________________________________________________________

Old Mutual Dwight Short Term
Fixed Income Fund                                                           6.5%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     5.5%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                 5.5%
___________________________________________________________________________________

Old Mutual TS&W
Small Cap Value Fund                                                        4.1%
___________________________________________________________________________________

Old Mutual Dwight
High Yield Fund                                                             3.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           91.6%
___________________________________________________________________________________

Asset Allocation Balanced Portfolio

                                                                 8

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                 Annualized       Annualized
                                                    Inception      6 Month      1 Year             5 Year          Inception
                                                       Date         Return      Return             Return           to Date
____________________________________________________________________________________________________________________________________

Class A with load                                    09/30/04        4.06%       7.42%              2.61%           4.70%
Class A without load                                 09/30/04       10.42%      14.02%              3.84%           5.69%
Class C with load                                    09/30/04        9.03%      12.21%              3.08%           4.93%
Class C without load                                 09/30/04       10.03%      13.21%              3.08%           4.93%
Class Z                                              12/09/05       10.55%      14.41%              4.11%           4.75%
Institutional Class                                  09/30/04       10.50%      14.27%              4.06%           5.93%
S&P Composite 1500                                   09/30/04       18.39%      23.40%              2.47%           4.85%
Barclays Capital U.S. Aggregate Index                09/30/04        0.20%       5.06%              5.82%           5.12%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the
Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the prospectus dated November 23, 2010) are 1.78%
and 1.49%; 2.47% and 2.24%; 3.13% and 1.24%; and 3.14% and 1.24%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Balanced Portfolio, Class A	Old Mutual Asset Allocation Balanced Portfolio, Class C	Old Mutual Asset Allocation Balanced Portfolio, Institutional Class	S&P Composite 1500 Index	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,445	11,031	11,115	11,359	10,255
7/31/06	11,048	11,582	11,772	11,954	10,405
7/31/07	12,616	13,132	13,495	13,879	10,985
7/31/08	12,037	12,431	12,893	12,420	11,661
7/31/09	10,917	11,188	11,717	9,940	12,576
7/31/10	12,118	12,328	13,039	11,404	13,696
1/31/11	13,380	13,564	14,408	13,501	13,723

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The
Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Corporate/Preferred-High Yield	3.9%
Government/Corporate	35.6%
Growth	2.5%
Growth & Income-Large Cap	5.5%
Growth & Income-Small Cap	0.2%
Growth-Large Cap	8.6%
International Equity	13.1%
Market Neutral-Equity	2.7%
Cash Equivalents	0.8%
Sector Fund-Real Estate	2.3%
Value	12.1%
Value-Mid Cap	8.6%
Value-Small Cap	4.1%

                                                                 9

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

_____________________________________________________________________    _____________________________________________________________________

Description                               Shares        Value (000)      Description                               Shares        Value (000)
_____________________________________________________________________    _____________________________________________________________________

Affiliated Mutual Funds (1)- 100.2%                                      Value-Mid Cap - 8.7%
Corporate/Preferred-High Yield - 3.9%                                    Old Mutual TS&W
Old Mutual Dwight High Yield Fund            278,065   $      2,847         Mid-Cap Value Fund                        701,958   $      6,276
                                                       ______________                                                           ______________

Total Corporate/Preferred-High Yield                          2,847      Total Value-Mid Cap                                           6,276
_____________________________________________________________________    _____________________________________________________________________

Government/Corporate - 35.7%                                             Value-Small Cap - 4.1%
Old Mutual Barrow Hanley                                                 Old Mutual TS&W
   Core Bond Fund                          1,646,843         17,210         Small Cap Value Fund*                     161,991          2,960
Old Mutual Dwight Intermediate                                                                                                  ______________
   Fixed Income Fund                         400,653          3,958
Old Mutual Dwight Short Term                                             Total Value-Small Cap                                         2,960
   Fixed Income Fund                         470,679          4,735      _____________________________________________________________________
                                                       ______________
                                                                         Money Market Fund - 0.7%
Total Government/Corporate                                    25,903     Old Mutual Cash Reserves Fund,
_____________________________________________________________________       Institutional Class, 0.07% (A)            538,653            539
                                                                                                                                ______________
Growth - 2.6%
Old Mutual Copper Rock Emerging                                          Total Money Market Fund                                         539
   Growth Fund*                              164,058          1,846                                                             ______________
                                                       ______________
                                                                         Total Affiliated Mutual Funds (Cost $65,964)                 72,685
Total Growth                                                  1,846      _____________________________________________________________________
_____________________________________________________________________
                                                                         Total Investments - 100.2% (Cost $65,964)                    72,685
Growth & Income-Large Cap - 5.5%                                         _____________________________________________________________________
Old Mutual Focused Fund                      182,316          4,005
                                                       ______________    Other Assets and Liabilities, Net - (0.2)%                     (173)
                                                                         _____________________________________________________________________
Total Growth & Income-Large Cap                               4,005
_____________________________________________________________________    Total Net Assets - 100.0%                              $     72,512
                                                                         _____________________________________________________________________
Growth & Income-Small Cap - 0.2%
Old Mutual Strategic Small                                               For descriptions of abbreviations and footnotes, please refer to page 20.
   Company Fund                                9,121            102
                                                       ______________    Other Information:

Total Growth & Income-Small Cap                                 102      The Fund utilizes various inputs in determining the value of its investments as
_____________________________________________________________________    of the reporting period end. These inputs are summarized in three broad levels as follows:
Growth-Large Cap - 8.6%
Old Mutual Large Cap Growth Fund             331,523          6,233      Level 1 - quoted prices in active markets for identical securities
                                                       ______________
                                                                         Level 2 - other significant observable inputs (including quoted prices for
Total Growth-Large Cap                                        6,233                similar securities, interest rates, prepayment speeds, credit
_____________________________________________________________________              risk, etc.)

International Equity - 13.1%                                             Level 3 - significant unobservable inputs (including the Fund's own assumption
Old Mutual International Equity Fund       1,018,661          9,524                in determining the fair value of investments)
                                                       ______________
                                                                         The inputs or methodology used for valuing securities are not necessarily an
Total International Equity                                    9,524      indication of the risk associated with investing in those securities. A summary
_____________________________________________________________________    of the inputs used as of January 31, 2011 in valuing the Fund's net assets were as follows (000):
Market Neutral-Equity - 2.7%
Old Mutual Analytic U.S.                                                 Description                      Level 1   Level 2   Level 3  Total
   Long/Short Fund                           171,077          1,969      _____________________________________________________________________
                                                       ______________
                                                                         Investments
Total Market Neutral-Equity                                   1,969         Affiliated Mutual Funds       $72,685      $-        $-   $72,685
_____________________________________________________________________    _____________________________________________________________________

Sector Fund-Real Estate - 2.3%                                           Total Investments                $72,685      $-        $-   $72,685
Old Mutual Heitman REIT Fund                 201,833          1,677      _____________________________________________________________________
                                                       ______________
                                                                         Refer to the "Security Valuation" section of Note 2 for further information.
Total Sector Fund-Real Estate                                 1,677
_____________________________________________________________________

Value - 12.1%
Old Mutual Barrow Hanley Value Fund        1,367,019          8,804
                                                       ______________

Total Value                                                   8,804
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 10

OLD MUTUAL ASSET ALLOCATION MODERATE
GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the six-month period ended January 31, 2011, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio
     returned 13.52% at net asset value, while the S&P Composite 1500 returned 18.39% and the Barclays Capital U.S. Aggregate Index returned 0.20%.

o    The Fund uses 10 equity managers that have exposure to nine asset classes. All nine of the asset classes had above-average returns for the last six months.

o    Old Mutual International Equity Fund, Old Mutual Large Cap Growth Fund and Old Mutual Barrow Hanley Value Fund were among the largest contributors to overall performance.

o    Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Heitman REIT Fund
     were among those that contributed the least to overall performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2011, Class A shares of the Old Mutual Asset Allocation Moderate Growth
     Portfolio (the "Fund") returned 13.52% at net asset value, while the S&P Composite 1500 returned 18.39% and the Barclays
     Capital U. S. Aggregate Index returned 0.20%. Performance for all share classes can be found on page 13.

Q.   What investment environment did the Fund face during the past period?

A.   U.S. stocks had a positive, albeit rocky, 2010 on the back of strong earnings growth. Prices ebbed and flowed with the news on quantitative easing, the Eurozone drama, the extension of the Bush-era tax cuts, and the disappointing news on the job market.
     Overall, returns were above the Fund's long-term averages. Returns during the six-month period ending January 31, 2011,
     (covered by this commentary) were much better than returns during the first half of the year as it became more clear that the continuing unemployment problem was not strongly impacting the earnings of corporations.

     Equity returns were strong as the S&P 500 returned 17.93%. Small-capitalization equities performed slightly better than large-capitalization stocks with the Russell 2000 Index returning slightly more than the S&P 500. Growth outperformed value and
     U.S. stocks beat comparable non-U.S. stocks by small margins. Stocks benefited from falling long-term rates but also from rising earnings prospects. Bond indexes had positive returns and were led by high-yield bonds. Long-term bond returns lagged short-term bond returns toward the end of the year, which were affected by increased concerns about the federal budget deficit and higher inflation expectations.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund uses 10 equity managers that have exposure to nine asset classes. All nine of the asset classes had above-average returns for the last six months. As U.S. equities slightly outperformed REITs, non-U.S. developed equities and emerging markets, the Fund's diversified allocations to those asset classes were a slight drag to performance during the period. The
     Fund's underlying portfolio manager performance was mixed, as five of the equity managers beat the blended benchmarks that were set for them, and five underperformed. The Fund's growth managers did well over the six-month period, while value managers lagged their benchmarks. Old Mutual International Equity Fund, managed by Acadian Asset Management LLC, was a particular standout to performance.

     On   the fixed income side, the Fund's investment-grade bond managers did well and performed within 1% of their benchmarks.

     From April through December 2010, the Fund carried a slight underweight to equities. Ibbotson Associates Advisors, LLC
     ("Ibbotson") was concerned about high unemployment, housing prices, and the prospect of higher taxes. This underweight reduced volatility in the Fund, but was a drag on performance. As corporate balance sheets improved during 2010, the equity underweight was removed in December.

                                                                                                                    Asset Allocation
                                                                                                           Moderate Growth Portfolio

                                                                 11

OLD MUTUAL ASSET ALLOCATION MODERATE
GROWTH PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual International Equity Fund, Old Mutual
     Large Cap Growth Fund and Old Mutual Barrow Hanley Value Fund were among the largest contributors to overall performance. Old
     Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Heitman REIT Fund were among those that contributed the least to overall performance.

Q.   What is the investment outlook?

A.   Ibbotson expects 2011 to be a year of mild growth in the developed world, and vigorous activity in emerging markets. Ibbotson anticipates that falling home prices, indebtedness, and the mismatch between labor demand and supply may hold back the economies in developed countries for years. Ibbotson expects the fiscal troubles of several members of the Eurozone will recurrently flare up, and the United Kingdom and Japan, as they strive to get their fiscal house in order, could set themselves up for another recession.

     Within the fixed income realm, Ibbotson does not believe that the recent rise in long-term yields will continue throughout
     2011. Ibbotson expects that during the year, it may become apparent that the economic recovery is wobbly and that the Federal
     Reserve Board cannot risk tightening monetary policy. At which point, long-term yields should stop rising, enabling government bonds to perform better than they have in the last few months.

     For equities, Ibbotson does not expect 2011 to be as good as 2010. Earnings growth last year was powered, for the most part, by rising margins. Companies slashed payrolls and eliminated inefficiencies, bringing costs down. Sales growth was better than expected, but still moderate. In 2011, Ibbotson expects that sales will support stock prices, but Ibbotson is skeptical, and believes the dim macroeconomic backdrop sets the stage for sales to grow at a slower pace than margins did in 2010.

     Among commodities, Ibbotson believes oil and agricultural commodity prices are likely to keep rising in the medium-term, powered by steady demand from emerging markets and a strained supply. Rising commodity prices should put central banks between a rock and a hard place, at a time of weak economic activity. This may leave monetary authorities in a position to focus on core consumer prices and hope that higher food and energy prices do not translate into higher wages.

Top Ten Holdings as of January 31, 2011
___________________________________________________________________________________

Old Mutual International Equity Fund                                       18.8%
___________________________________________________________________________________

Old Mutual Barrow Hanley Core Bond Fund                                    16.8%
___________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund                                        11.9%
___________________________________________________________________________________

Old Mutual Large Cap Growth Fund                                           10.8%
___________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund                                         10.0%
___________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund                                        7.6%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     6.7%
___________________________________________________________________________________

Old Mutual Heitman REIT Fund                                                4.9%
___________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund                                    4.6%
___________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund                                 4.2%
___________________________________________________________________________________

As a % of Total Fund Investments                                           96.3%
___________________________________________________________________________________

Asset Allocation
Moderate Growth Portfolio

                                                                 12

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                Annualized       Annualized
                                                    Inception       6 Month      1 Year           5 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class A with load                                    09/30/04        6.98%       10.65%            1.09%             4.09%
Class A without load                                 09/30/04       13.52%       17.41%            2.30%             5.07%
Class C with load                                    09/30/04       12.04%       15.50%            1.52%             4.29%
Class C without load                                 09/30/04       13.04%       16.50%            1.52%             4.29%
Class Z                                              12/09/05       13.70%       17.68%            2.57%             3.42%
Institutional Class                                  09/30/04       13.73%       17.72%            2.60%             5.37%
S&P Composite 1500                                   09/30/04       18.39%       23.40%            2.47%             4.85%
Barclays Capital U.S. Aggregate Index                09/30/04        0.20%        5.06%            5.82%             5.12%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's
Class A, Class C, Class Z and Institutional Class shares (as reported in the prospectus dated November 23, 2010) are 2.01% and
1.50%; 2.67% and 2.25%; 3.52% and 1.25%; and 1.92% and 1.25%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Moderate Growth Portfolio, Class A	Old Mutual Asset Allocation Moderate Growth Portfolio, Class C	Old Mutual Asset Allocation Moderate Growth Portfolio, Institutional Class	S&P Composite 1500 Index	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,661	11,244	11,343	11,359	10,255
7/31/06	11,469	12,009	12,235	11,954	10,405
7/31/07	13,361	13,886	14,283	13,879	10,985
7/31/08	12,311	12,699	13,199	12,420	11,661
7/31/09	10,185	10,426	10,957	9,940	12,576
7/31/10	11,358	11,542	12,249	11,404	13,696
1/31/11	12,893	13,048	13,931	13,501	13,723

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate	19.3%
Growth	4.2%
Growth & Income-Large Cap	6.7%
Growth & Income-Small Cap	0.4%
Growth-Large Cap	10.7%
International Equity	18.8%
Market Neutral-Equity	4.6%
Cash Equivalents	0.9%
Sector Fund-Real Estate	4.9%
Value	11.9%
Value-Mid Cap	10.0%
Value-Small Cap	7.6%

                                                                 13

OLD MUTUAL ASSET ALLOCATION MODERATE
GROWTH PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)
_____________________________________________________________________    _____________________________________________________________________

Description                               Shares        Value (000)      Description                               Shares        Value (000)
_____________________________________________________________________    _____________________________________________________________________

Affiliated Mutual Funds (1)- 100.1%                                      Value-Small Cap - 7.6%
Government/Corporate - 19.3%                                             Old Mutual TS&W
Old Mutual Barrow Hanley                                                    Small Cap Value Fund*                     389,967    $     7,126
   Core Bond Fund                          1,512,220   $     15,803                                                             ______________
Old Mutual Dwight Intermediate
   Fixed Income Fund                         236,138          2,333      Total Value-Small Cap                                         7,126
                                                       ______________    _____________________________________________________________________

Total Government/Corporate                                   18,136      Money Market Fund - 0.9%
_____________________________________________________________________    Total Old Mutual Cash Reserves Fund,
                                                                            Institutional Class, 0.07% (A)            823,678            824
Growth - 4.2%                                                                                                                   ______________
Old Mutual Copper Rock
   Emerging Growth Fund*                     355,255          3,997      Total Money Market Fund                                         824
                                                       ______________                                                           ______________

Total Growth                                                  3,997      Total Affiliated Mutual Funds (Cost $88,073)                 94,121
_____________________________________________________________________    _____________________________________________________________________

Growth & Income-Large Cap - 6.7%                                         Total Investments - 100.1% (Cost $88,073)                    94,121
Old Mutual Focused Fund                      287,788          6,323      _____________________________________________________________________
                                                       ______________
                                                                         Other Assets and Liabilities, Net - (0.1)%                     (133)
Total Growth & Income-Large Cap                               6,323      _____________________________________________________________________
_____________________________________________________________________
                                                                         Total Net Assets - 100.0%                               $    93,988
Growth & Income-Small Cap - 0.4%                                         _____________________________________________________________________
Old Mutual Strategic
   Small Company Fund                         30,961            345      For descriptions of abbreviations and footnotes, please refer to page 20.
                                                       ______________
                                                                         Other Information:
Total Growth & Income-Small Cap                                 345
_____________________________________________________________________    The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels
Growth-Large Cap - 10.8%                                                 as follows:
Old Mutual Large Cap Growth Fund             538,505         10,124
                                                       ______________    Level 1 - quoted prices in active markets for identical securities

Total Growth-Large Cap                                       10,124      Level 2 - other significant observable inputs (including quoted prices for
_____________________________________________________________________              similar securities, interest rates, prepayment speeds, credit risk, etc.)
International Equity - 18.8%
Old Mutual International Equity Fund       1,888,603         17,658      Level 3 - significant unobservable inputs (including the Fund's own assumption
                                                       ______________              in determining  the  fair  value  of  investments)

Total International Equity                                   17,658      The inputs or methodology used for valuing securities are not necessarily an
_____________________________________________________________________    indication of the risk associated with investing in those securities. A summary of the inputs used as of January 31, 2011 in valuing the Fund's net assets were
Market Neutral-Equity - 4.6%                                             as follows (000):
Old Mutual Analytic
   U.S. Long/Short Fund                      380,080          4,375           Description                 Level 1   Level 2   Level 3  Total
                                                       ______________    _____________________________________________________________________

Total Market Neutral-Equity                                   4,375      Investments
_____________________________________________________________________       Affiliated Mutual Funds       $94,121      $-        $-   $94,121
                                                                         _____________________________________________________________________
Sector Fund-Real Estate - 4.9%
Old Mutual Heitman REIT Fund                 552,953          4,595      Total Investments                $94,121      $-        $-   $94,121
                                                       ______________    _____________________________________________________________________

Total Sector Fund-Real Estate                                 4,595      Refer to the "Security Valuation" section of Note 2 for further information.
_____________________________________________________________________

Value - 11.9%
Old Mutual Barrow Hanley Value Fund        1,740,983         11,212
                                                       ______________

Total Value                                                  11,212
_____________________________________________________________________

Value-Mid Cap - 10.0%
Old Mutual TS&W
   Mid-Cap Value Fund                      1,052,156          9,406
                                                       ______________

Total Value-Mid Cap                                           9,406
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 14

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the six-month period ended January 31, 2011, Class A shares of the Old Mutual Asset Allocation Growth Portfolio underperformed its benchmark, the S&P Composite 1500. The Fund's Class A shares posted a 16.82% return at net asset value versus an 18.39% return for the Index.

o    The Fund uses 10 equity managers that have exposure to nine asset classes. All nine of the asset classes had above-average returns for the last six months.

o    Old Mutual International Equity Fund, Old Mutual Large Cap Growth Fund and Old Mutual Barrow Hanley Value Fund were among the largest contributors to overall performance.

o    Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Analytic U.S. Long/Short Fund and Old Mutual TS&W Small Cap Value Fund
     were among those that contributed the least to overall performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2011, Class A shares of the Old Mutual Asset Allocation Growth Portfolio (the
     "Fund") underperformed its benchmark, the S&P Composite 1500 (the "Index"). The Fund's Class A shares posted a 16.82% return at net asset value versus an 18.39% return for the Index. Performance for all share classes can be found on page 17.

Q.   What investment environment did the Fund face during the past period?

A.   U.S. stocks had a positive, albeit rocky, 2010 on the back of strong earnings growth. Prices ebbed and flowed with the news on quantitative easing, the Eurozone drama, the extension of the Bush-era tax cuts, and the disappointing news on the job market.
     Overall, returns were above the Fund's long-term averages. Returns during the six-month period ending January 31, 2011,
     (covered by this commentary) were much better than returns during the first half of the year as it became more clear that the continuing unemployment problem was not strongly impacting the earnings of corporations.

     Equity returns were strong as the S&P 500 returned 17.93%. Small-capitalization equities performed slightly better than large-capitalization stocks with the Russell 2000 Index returning slightly more than the S&P 500. Growth outperformed value and
     U.S. stocks beat comparable non-U.S. stocks by small margins. Stocks benefited from falling long-term rates but also from rising earnings prospects. Bond indexes had positive returns and were led by high-yield bonds. Long-term bond returns lagged short-term bond returns toward the end of the year, which were affected by increased concerns about the federal budget deficit and higher inflation expectations.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund uses 10 equity managers that have exposure to nine asset classes. All nine of the asset classes had above-average returns for the last six months. As U.S. equities slightly outperformed REITs, non-U.S. developed equities and emerging markets, the Fund's diversified allocations to those asset classes were a slight drag to performance during the period. The
     Fund's underlying portfolio manager performance was mixed, as five of the equity managers beat the blended benchmarks that were set for them, and five underperformed. The Fund's growth managers did well over the six-month period, while value managers lagged their benchmarks. Old Mutual International Equity Fund, managed by Acadian Asset Management LLC, was a particular standout to performance.

     From April through December 2010, the Fund carried a slight underweight to equities and an overweight to fixed-income securities. Ibbotson Associates Advisors, LLC ("Ibbotson") was concerned about high unemployment, housing prices, and the prospect of higher taxes. This underweight reduced volatility in the Fund, but was a drag on performance. As corporate balance sheets improved during 2010, the equity underweight was removed in December.

                                                                                                   Asset Allocation Growth Portfolio

                                                                 15

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual International Equity Fund, Old Mutual
     Large Cap Growth Fund and Old Mutual Barrow Hanley Value Fund were among the largest contributors to overall performance. Old
     Mutual Barrow Hanley Core Bond Fund, Old Mutual Analytic U.S. Long/Short Fund and Old Mutual TS&W Small Cap Value Fund were among those that contributed the least to overall performance.

Q.   What is the investment outlook?

A.   Ibbotson expects 2011 to be a year of mild growth in the developed world, and vigorous activity in emerging markets. Ibbotson anticipates that falling home prices, indebtedness, and the mismatch between labor demand and supply may hold back the economies in developed countries for years. Ibbotson expects the fiscal troubles of several members of the Eurozone will recurrently flare up, and the United Kingdom and Japan, as they strive to get their fiscal house in order, could set themselves up for another recession.

     Within the fixed income realm, Ibbotson does not believe that the recent rise in long-term yields will continue throughout
     2011. Ibbotson expects that during the year, it may become apparent that the economic recovery is wobbly and that the Federal
     Reserve Board cannot risk tightening monetary policy. At which point, long-term yields should stop rising, enabling government bonds to perform better than they have in the last few months.

     For equities, Ibbotson does not expect 2011 to be as good as 2010. Earnings growth last year was powered, for the most part, by rising margins. Companies slashed payrolls and eliminated inefficiencies, bringing costs down. Sales growth was better than expected, but still moderate. In 2011, Ibbotson expects that sales will support stock prices, but Ibbotson is skeptical, and believes the dim macroeconomic backdrop sets the stage for sales to grow at a slower pace than margins did in 2010.

     Among commodities, Ibbotson believes oil and agricultural commodity prices are likely to keep rising in the medium-term, powered by steady demand from emerging markets and a strained supply. Rising commodity prices should put central banks between a rock and a hard place, at a time of weak economic activity. This may leave monetary authorities in a position to focus on core consumer prices and hope that higher food and energy prices do not translate into higher wages.

Top Ten Holdings as of January 31, 2011
___________________________________________________________________________________

Old Mutual International Equity Fund                                       26.7%
___________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund                                        15.4%
___________________________________________________________________________________

Old Mutual Large Cap Growth Fund                                           13.2%
___________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund                                         12.6%
___________________________________________________________________________________

Old Mutual Heitman REIT Fund                                                7.7%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     7.1%
___________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund                                        6.1%
___________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund                                 4.9%
___________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund                                    4.1%
___________________________________________________________________________________

Old Mutual Barrow Hanley Core Bond Fund                                     1.2%
___________________________________________________________________________________

As a % of Total Fund Investments                                           99.0%
___________________________________________________________________________________

Asset Allocation Growth Portfolio

                                                                 16

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                Annualized       Annualized
                                                    Inception       6 Month      1 Year           5 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class A with load                                    09/30/04       10.15%       14.08%           (0.13)%           3.99%
Class A without load                                 09/30/04       16.82%       20.99%            1.06%            4.96%
Class C with load                                    09/30/04       15.34%       19.13%            0.31%            4.18%
Class C without load                                 09/30/04       16.34%       20.13%            0.31%            4.18%
Class Z                                              12/09/05       16.93%       21.30%            1.32%            2.37%
Institutional Class                                  09/30/04       17.00%       21.37%            1.31%            5.22%
S&P Composite 1500                                   09/30/04       18.39%       23.40%            2.47%            4.85%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense waivers and/or expense reimbursement you may pay as an investor in the
Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the prospectus dated November 23, 2010) are 2.15%
and 1.54%; 2.81% and 2.29%; 2.30% and 1.29%; and 1.64% and 1.29%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Growth Portfolio, Class A	Old Mutual Asset Allocation Growth Portfolio, Class C	Old Mutual Asset Allocation Growth Portfolio, Institutional Class	S&P Composite 1500 Index
9/30/04	9,425	10,000	10,000	10,000
7/31/05	11,019	11,615	11,713	11,359
7/31/06	12,094	12,657	12,894	11,954
7/31/07	14,362	14,917	15,344	13,879
7/31/08	12,718	13,115	13,607	12,420
7/31/09	9,723	9,947	10,432	9,940
7/31/10	10,966	11,143	11,798	11,404
1/31/11	12,810	12,964	13,804	13,501

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in an unmanaged securities index on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate	1.2%
Growth	4.9%
Growth & Income-Large Cap	7.1%
Growth-Large Cap	13.2%
International Equity	26.7%
Market Neutral-Equity	4.1%
Cash Equivalents	1.0%
Sector Fund-Real Estate	7.7%
Value	15.4%
Value-Mid Cap	12.6%
Value-Small Cap	6.1%

                                                                 17

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

_____________________________________________________________________    _____________________________________________________________________

Description                               Shares        Value (000)      Description                               Shares        Value (000)
_____________________________________________________________________    _____________________________________________________________________

Affiliated Mutual Funds (1)- 100.2%                                      Money Market Fund - 1.0%
Government/Corporate - 1.2%                                              Old Mutual Cash Reserves Fund,
Old Mutual Barrow Hanley Core                                               Institutional Class, 0.07% (A)            564,873   $        565
   Bond Fund                                  67,028   $        700                                                             ______________
                                                       ______________
                                                                         Total Money Market Fund                                         565
Total Government/Corporate                                      700                                                             ______________
_____________________________________________________________________
                                                                         Total Affiliated Mutual Funds (Cost $52,481)                 56,896
Growth - 5.0%                                                            _____________________________________________________________________
Old Mutual Copper Rock Emerging
   Growth Fund*                              249,649          2,808      Total Investments - 100.2% (Cost $52,481)                    56,896
                                                       ______________    _____________________________________________________________________

Total Growth                                                  2,808      Other Assets and Liabilities, Net - (0.2)%                     (111)
_____________________________________________________________________    _____________________________________________________________________

Growth & Income-Large Cap - 7.1%                                         Total Net Assets - 100.0%                              $     56,785
Old Mutual Focused Fund                      184,466          4,053      _____________________________________________________________________
                                                       ______________
                                                                         For descriptions of abbreviations and footnotes, please refer to page 20.
Total Growth & Income-Large Cap                               4,053
_____________________________________________________________________    Other Information:

Growth-Large Cap - 13.2%                                                 The Fund utilizes various inputs in determining the value of its investments as
Old Mutual Large Cap Growth Fund             398,439          7,491      of the reporting period end. These inputs are summarized in three broad levels
                                                       ______________    as follows:

Total Growth-Large Cap                                        7,491      Level 1 - quoted prices in active markets for identical securities
_____________________________________________________________________
                                                                         Level 2 - other significant observable inputs (including quoted prices for
International Equity - 26.7%                                                       similar securities, interest rates, prepayment speeds, credit
Old Mutual International Equity Fund       1,621,064         15,157                risk, etc.)
                                                       ______________
                                                                         Level 3 - significant unobservable inputs (including the Fund's own assumption
Total International Equity                                   15,157                in determining the fair value of investments)
_____________________________________________________________________
                                                                         The inputs or methodology used for valuing securities are not necessarily an
Market Neutral-Equity - 4.1%                                             indication of the risk associated with investing in those securities. A summary
Old Mutual Analytic U.S. Long/Short Fund     201,975          2,325      of the inputs used as of January 31, 2011 in valuing the Fund's net assets were
                                                       ______________    as follows (000):

Total Market Neutral-Equity                                   2,325           Description                 Level 1   Level 2   Level 3  Total
_____________________________________________________________________    _____________________________________________________________________

Sector Fund-Real Estate - 7.7%                                           Investments
Old Mutual Heitman REIT Fund                 528,893          4,395         Affiliated Mutual Funds       $56,896      $-        $-   $56,896
                                                       ______________    _____________________________________________________________________

Total Sector Fund-Real Estate                                 4,395      Total Investments                $56,896      $-        $-   $56,896
_____________________________________________________________________    _____________________________________________________________________

Value - 15.5%                                                            Refer to the "Security Valuation" section of Note 2 for further information.
Old Mutual Barrow Hanley Value Fund        1,361,791          8,770
                                                       ______________

Total Value                                                   8,770
_____________________________________________________________________

Value-Mid Cap - 12.6%
Old Mutual TS&W Mid-Cap Value Fund           800,491          7,156
                                                       ______________

Total Value-Mid Cap                                           7,156
_____________________________________________________________________

Value-Small Cap - 6.1%
Old Mutual TS&W Small Cap Value Fund*        190,227          3,476
                                                       ______________

Total Value-Small Cap                                         3,476
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 18

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________
* Non-income producing security.

(1)  - Investments are funds within the Old Mutual family of funds and they may be deemed to be under common control because they may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated mutual funds.

(A)  - The rate reported represents the 7-day effective yield as of January 31, 2011.

Cost figures are shown with "000's" omitted.

                                                                 19

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JANUARY 31, 2011 (UNAUDITED)

__________________________________________________________________________________________________________________________________________________________________

                                                                               Old Mutual            Old Mutual            Old Mutual            Old Mutual
                                                                             Asset Allocation     Asset Allocation      Asset Allocation      Asset Allocation
                                                                              Conservative            Balanced           Moderate Growth           Growth
                                                                                Portfolio             Portfolio             Portfolio             Portfolio
__________________________________________________________________________________________________________________________________________________________________

Assets:
Investment in Affiliated Funds, at cost                                        $   37,455            $   65,964            $   88,073             $   52,481
__________________________________________________________________________________________________________________________________________________________________

   Investment in Affiliated Funds, at value                                    $   40,885            $   72,685            $   94,121             $   56,896
   Receivable for Capital Shares Sold                                                   -                    39                 1,986                     55
   Receivable for Investment Securities Sold                                          110                     -                     -                      -
   Receivable from Investment Adviser                                                  10                    15                    30                     23
   Receivable for Dividends from Affiliated Funds                                      93                    97                    59                      3
   Other Assets                                                                         4                     6                     7                      7
__________________________________________________________________________________________________________________________________________________________________

      Total Assets                                                                 41,102                72,842                96,203                 56,984
__________________________________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Investment Securities Purchased                                         93                    97                 1,787                      3
   Payable for Capital Shares Redeemed                                                 39                   163                   332                    129
   Payable for Administration Fees                                                      3                     6                     8                      5
   Payable for Distribution & Service Fees                                              5                    12                    14                      8
   Payable for Management Fees                                                          7                    12                    20                     12
   Payable for Trustees' Fees                                                           1                     2                     2                      2
   Accrued Expenses                                                                    19                    38                    52                     40
__________________________________________________________________________________________________________________________________________________________________

      Total Liabilities                                                               167                   330                 2,215                    199
__________________________________________________________________________________________________________________________________________________________________

Net Assets                                                                     $   40,935            $   72,512            $   93,988             $   56,785
__________________________________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)                 $   41,185            $   93,673            $  132,972             $   93,101
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                              (456)                 (344)                   36                    343
   Accumulated Net Realized Loss on Investments                                    (3,224)              (27,538)              (45,068)               (41,074)
   Net Unrealized Appreciation on Investments                                       3,430                 6,721                 6,048                  4,415
__________________________________________________________________________________________________________________________________________________________________

Net Assets                                                                     $   40,935            $   72,512            $   93,988             $   56,785
__________________________________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                           $   11,034            $   14,773            $   23,342             $   15,372
Net Assets - Class C                                                               21,926                55,841                69,129                 36,876
Net Assets - Class Z                                                                1,407                 1,868                 1,509                  3,760
Net Assets - Institutional Class                                                    6,568                    30                     8                    776
__________________________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                             1,032,666             1,362,855             2,156,714              1,380,719
Outstanding Shares of Beneficial Interest - Class C                             2,061,799             5,161,500             6,512,816              3,451,518
Outstanding Shares of Beneficial Interest - Class Z                               131,569               172,005               138,252                333,215
Outstanding Shares of Beneficial Interest - Institutional Class                   613,670                 2,779                   707                 68,898
__________________________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^                      $    10.68            $    10.84            $    10.82             $    11.13
__________________________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A (Net Asset Value/94.25%)              $    11.33            $    11.50            $    11.48             $    11.81
__________________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C†^           $    10.63            $    10.82            $    10.61             $    10.68
__________________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^            $    10.69            $    10.86            $    10.92             $    11.28
__________________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share -
   Institutional Class^                                                        $    10.70            $    10.81            $    10.86             $    11.27
__________________________________________________________________________________________________________________________________________________________________

†  Class C shares have a contingent deferred sales charge. For a description of possible sales charge, please see the Fund's Prospectus.

^  Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 20

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2011 (UNAUDITED)

_______________________________________________________________________________________________________________________________________________

                                                                      Old Mutual           Old Mutual        Old Mutual          Old Mutual
                                                                   Asset Allocation    Asset Allocation   Asset Allocation    Asset Allocation
                                                                     Conservative          Balanced        Moderate Growth        Growth
                                                                       Portfolio           Portfolio          Portfolio          Portfolio
_______________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends from Affiliated Funds                                     $  731               $ 1,085          $  1,169           $   640
_______________________________________________________________________________________________________________________________________________

      Total Investment Income                                             731                 1,085             1,169               640
_______________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                         43                    75               116                71
   Administration Fees                                                     22                    38                47                28
   Trustees' Fees                                                           4                     8                 9                 5
   Professional Fees                                                       12                    21                27                16
   Transfer Agent Fees                                                     24                    59                98                77
   Registration and SEC Fees                                               27                    27                27                27
   Distribution and Service Fees:
      Class A                                                              15                    21                27                20
      Class C                                                             117                   287               349               183
   Other Expenses                                                           8                    15                20                11
_______________________________________________________________________________________________________________________________________________

      Total Expenses                                                      272                   551               720               438
_______________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                          (43)                  (75)             (116)              (71)
   Reimbursement of Other Expenses by Investment Adviser                  (20)                  (21)              (78)              (73)
_______________________________________________________________________________________________________________________________________________

      Net Expenses                                                        209                   455               526               294
_______________________________________________________________________________________________________________________________________________

   Net Investment Income                                                  522                   630               643               346
_______________________________________________________________________________________________________________________________________________

   Net Realized Loss from Affiliated Funds(1)                            (253)               (1,552)           (1,449)           (1,896)
   Net Capital Gain Distributions Received from Affiliated Funds(1)       766                   736               416                23
   Net Change in Unrealized Appreciation on Investments                 1,342                 7,239            11,869            10,116
_______________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain on Investments                      1,855                 6,423            10,836             8,243
_______________________________________________________________________________________________________________________________________________

   Increase in Net Assets Resulting from Operations                    $2,377               $ 7,053          $ 11,479           $ 8,589
_______________________________________________________________________________________________________________________________________________

(1) See Note 7 for total net realized gain (loss) on investments in Affiliated Funds.

The accompanying notes are an integral part of the financial statements.

                                                                 21

STATEMENTS OF CHANGES IN NET ASSETS (000)
__________________________________________________________________________________________________________________________________________________________

                                                                  Old Mutual             Old Mutual             Old Mutual              Old Mutual
                                                               Asset Allocation       Asset Allocation       Asset Allocation        Asset Allocation
                                                                 Conservative             Balanced            Moderate Growth             Growth
                                                                  Portfolio              Portfolio               Portfolio               Portfolio
__________________________________________________________________________________________________________________________________________________________

                                                            8/1/10 to   8/1/09 to    8/1/10 to   8/1/09 to  8/1/10 to   8/1/09 to   8/1/10 to   8/1/09 to
                                                             1/31/11     7/31/10      1/31/11     7/31/10    1/31/11     7/31/10     1/31/11     7/31/10
                                                           (Unaudited)              (Unaudited)            (Unaudited)             (Unaudited)
__________________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                    $    522    $  1,410     $    630    $  1,626   $    643    $  1,136    $    346    $    743
   Net Realized Gain (Loss) from Investments                     513      (1,403)        (816)    (12,536)    (1,033)    (21,629)     (1,873)    (21,363)
   Net Change in Unrealized Appreciation
      on Investments                                           1,342       4,592        7,239      21,014     11,869      33,428      10,116      31,194
__________________________________________________________________________________________________________________________________________________________

   Net Increase in Net Assets Resulting
      from Operations                                          2,377       4,599        7,053      10,104     11,479      12,935       8,589      10,574
__________________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                   (322)       (597)        (265)       (758)      (286)       (637)        (84)       (405)
      Class C                                                   (542)     (1,028)        (766)     (1,581)      (398)     (1,415)          -        (576)
      Class Z                                                    (37)        (47)         (31)        (29)       (23)        (15)        (28)        (16)
      Institutional Class                                       (187)       (295)          (1)        (41)         -        (178)         (6)       (435)
__________________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                          (1,088)     (1,967)      (1,063)     (2,409)      (707)     (2,245)       (118)     (1,432)
__________________________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                               3,970       2,794          805       3,578      2,548       2,801         457       2,399
   Shares Issued upon Reinvestment of Distributions              248         463          204         576        243         517          74         325
   Redemption Fees                                                 3           -            -           -          -           -           -           1
   Shares Redeemed                                            (5,722)     (5,488)      (8,828)    (10,122)    (4,702)     (8,643)     (4,299)     (8,729)
__________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                   (1,501)     (2,231)      (7,819)     (5,968)    (1,911)     (5,325)     (3,768)     (6,004)
__________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                               1,111       3,808        1,702       5,055      1,504       4,581         738       2,341
   Shares Issued upon Reinvestment of Distributions              331         559          452         925        239         825           -         395
   Redemption Fees                                                 -           -            -           -          -           -           -           -
   Shares Redeemed                                            (4,185)    (13,406)     (10,424)    (29,401)   (11,714)    (34,527)     (6,036)    (19,049)
__________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                   (2,743)     (9,039)      (8,270)    (23,421)    (9,971)    (29,121)     (5,298)    (16,313)
__________________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                 520       1,539        1,228         257        971          88       1,239       3,000
   Shares Issued upon Reinvestment of Distributions               29          47           16          29         10          15          21          16
   Redemption Fees                                                 -           -            -           -          -           -           -           -
   Shares Redeemed                                              (300)       (713)        (382)        (87)      (199)        (23)       (248)     (1,410)
__________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                      249         873          862         199        782          80       1,012       1,606
__________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                 430       1,435            -          32          -          24          36         733
   Shares Issued upon Reinvestment of Distributions              187         250            1          41          -         178           6         435
   Redemption Fees                                                 -           -            -           -          -           -           -           -
   Shares Redeemed                                              (389)     (1,855)           -      (2,199)         -      (8,821)        (46)    (20,421)
__________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions          228        (170)           1      (2,126)         -      (8,619)         (4)    (19,253)
__________________________________________________________________________________________________________________________________________________________

   Decrease in Net Assets Derived from Capital
      Shares Transactions                                     (3,767)    (10,567)     (15,226)    (31,316)   (11,100)    (42,985)     (8,058)    (39,964)
__________________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                    (2,478)     (7,935)      (9,236)    (23,621)      (328)    (32,295)        413     (30,822)
__________________________________________________________________________________________________________________________________________________________

Net Assets:
   Beginning of Period                                        43,413      51,348       81,748     105,369     94,316     126,611      56,372      87,194
__________________________________________________________________________________________________________________________________________________________

   End of Period                                            $ 40,935    $ 43,413     $ 72,512    $ 81,748   $ 93,988    $ 94,316    $ 56,785    $ 56,372
__________________________________________________________________________________________________________________________________________________________

Undistributed (Distribution in Excess of) Net Investment
   Income/(Accumulated Net Investment Loss)                 $   (456)   $    110     $   (344)   $     89   $     36    $    100    $    343    $    115
__________________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 22

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2011 (UNAUDITED)

                                                                                                                                                                                Ratio of
                                                                                                                                                                               Expenses to
                                            Realized                                                                                                                           Average Net       Ratio of Net
                    Net                       and                                                                           Net                   Net                            Assets           Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                Assets         Ratio           (Excluding           Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                 End       of Expenses         Waivers and          (Loss)       Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End      Total    of Period     to Average           Expense          to Average     Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period  Return†     (000)     Net Assets††,(1)  Reductions)††,(1)   Net Assets††,(1)   Rate†
___________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO

   Class A
   2011           $ 10.38       $ 0.14      $ 0.46         $-       $ 0.60    $ (0.30)      $     -       $ (0.30)       $ 10.68    5.80%     $ 11,034        0.61%              0.91%              2.72%        11.21%
   2010              9.84         0.34        0.66          -         1.00      (0.46)            -         (0.46)         10.38   10.27%       12,141        0.61%              0.94%              3.36%        32.70%
   2009             10.76         0.48       (0.61)         -        (0.13)     (0.57)        (0.22)        (0.79)          9.84   (0.49)%      13,632        0.65%              0.86%              5.09%        39.55%
   2008             11.30         0.29       (0.25)         -         0.04      (0.31)        (0.27)        (0.58)         10.76    0.24%       15,858        0.93%              1.31%              2.62%        49.27%
   2007             10.64         0.30        0.69          -         0.99      (0.28)        (0.05)        (0.33)         11.30    9.40%       12,605        1.50%              1.94%              2.73%       130.47%
   2006             10.53         0.26        0.10          -         0.36      (0.20)        (0.05)        (0.25)         10.64    3.39%        8,588        1.50%              2.35%              2.46%       146.84%

   Class C
   2011           $ 10.33       $ 0.11      $ 0.45         $-       $ 0.56    $ (0.26)      $     -       $ (0.26)       $ 10.63    5.41%     $ 21,926        1.36%              1.60%              2.03%        11.21%
   2010              9.80         0.27        0.64          -         0.91      (0.38)            -         (0.38)         10.33    9.37%       23,985        1.36%              1.65%              2.61%        32.70%
   2009             10.66         0.39       (0.58)         -        (0.19)     (0.45)        (0.22)        (0.67)          9.80   (1.20)%      31,465        1.41%              1.54%              4.23%        39.55%
   2008             11.25         0.21       (0.25)         -        (0.04)     (0.28)        (0.27)        (0.55)         10.66   (0.47)%      34,242        1.67%              1.95%              1.86%        49.27%
   2007             10.60         0.22        0.68          -         0.90      (0.20)        (0.05)        (0.25)         11.25    8.57%       25,812        2.25%              2.57%              1.98%       130.47%
   2006             10.50         0.18        0.10          -         0.28      (0.13)        (0.05)        (0.18)         10.60    2.63%       18,253        2.25%              2.75%              1.74%       146.84%

   Class Z
   2011           $ 10.39       $ 0.17      $ 0.44         $-       $ 0.61    $ (0.31)      $     -       $ (0.31)       $ 10.69    5.92%     $  1,407        0.36%              1.72%              3.13%        11.21%
   2010              9.85         0.35        0.67          -         1.02      (0.48)            -         (0.48)         10.39   10.54%        1,129        0.34%              1.65%              3.40%        32.70%
   2009             10.78         0.44       (0.54)         -        (0.10)     (0.61)        (0.22)        (0.83)          9.85   (0.17)%         234        0.40%              7.77%              4.56%        39.55%
   2008             11.30         0.32       (0.25)         -         0.07      (0.32)        (0.27)        (0.59)         10.78    0.54%          640        0.67%              4.34%              2.86%        49.27%
   2007             10.65         0.34        0.67          -         1.01      (0.31)        (0.05)        (0.36)         11.30    9.55%          514        1.25%             11.45%              3.01%       130.47%
   2006**           10.60         0.19        0.09          -         0.28      (0.18)        (0.05)        (0.23)         10.65    2.63%            1        1.25%            757.79%              2.80%       146.84%

   Institutional Class
   2011           $ 10.40       $ 0.16      $ 0.45         $-       $ 0.61    $ (0.31)      $     -       $ (0.31)       $ 10.70    5.92%     $  6,568        0.36%              0.63%              3.04%        11.21%
   2010              9.86         0.37        0.65          -         1.02      (0.48)            -         (0.48)         10.40   10.52%        6,158        0.36%              0.56%              3.62%        32.70%
   2009             10.79         0.47       (0.58)         -        (0.11)     (0.60)        (0.22)        (0.82)          9.86   (0.19)%       6,017        0.40%              1.43%              4.85%        39.55%
   2008             11.32         0.32       (0.26)         -         0.06      (0.32)        (0.27)        (0.59)         10.79    0.41%        6,816        0.69%              1.05%              2.87%        49.27%
   2007             10.65         0.33        0.70          -         1.03      (0.31)        (0.05)        (0.36)         11.32    9.74%        5,700        1.25%              1.60%              2.98%       130.47%
   2006             10.54         0.29        0.10          -         0.39      (0.23)        (0.05)        (0.28)         10.65    3.64%        5,588        1.25%              1.75%              2.71%       146.84%
___________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO

   Class A
   2011           $  9.99       $ 0.11      $ 0.93         $-       $ 1.04    $ (0.19)      $     -       $ (0.19)       $ 10.84   10.42%     $ 14,773        0.64%              0.95%              2.16%         2.46%
   2010              9.28         0.22        0.80          -         1.02      (0.31)            -         (0.31)          9.99   10.99%       21,312        0.64%              0.93%              2.26%        32.67%
   2009             11.27         0.29       (1.46)         -        (1.17)     (0.36)        (0.46)        (0.82)          9.28   (9.30)%      25,356        0.65%              0.79%              3.30%        29.74%
   2008             12.68         0.21       (0.74)(#)      -        (0.53)     (0.26)        (0.62)        (0.88)         11.27   (4.59)%(#)   44,959        0.94%              1.13%              1.71%        51.96%
   2007             11.45         0.20        1.41          -         1.61      (0.17)        (0.21)        (0.38)         12.68   14.20%       51,321        1.55%              1.69%              1.59%       121.42%
   2006             11.02         0.16        0.47          -         0.63      (0.12)        (0.08)        (0.20)         11.45    5.76%       37,679        1.55%              1.82%              1.40%       129.99%

   Class C
   2011           $  9.97       $ 0.08      $ 0.92         $-       $ 1.00    $ (0.15)      $     -       $ (0.15)       $ 10.82   10.03%     $ 55,841        1.39%              1.58%              1.50%         2.46%
   2010              9.26         0.15        0.79          -         0.94      (0.23)            -         (0.23)          9.97   10.19%       59,480        1.39%              1.62%              1.51%        32.67%
   2009             11.17         0.22       (1.44)         -        (1.22)     (0.23)        (0.46)        (0.69)          9.26  (10.00)%      77,330        1.40%              1.51%              2.46%        29.74%
   2008             12.64         0.11       (0.73)(#)      -        (0.62)     (0.23)        (0.62)        (0.85)         11.17   (5.34)%(#)  120,085        1.67%              1.85%              0.92%        51.96%
   2007             11.42         0.10        1.41          -         1.51      (0.08)        (0.21)        (0.29)         12.64   13.38%      109,348        2.30%              2.44%              0.85%       121.42%
   2006             11.00         0.07        0.48          -         0.55      (0.05)        (0.08)        (0.13)         11.42    5.00%       61,845        2.30%              2.54%              0.66%       129.99%

   Class Z
   2011           $ 10.01       $ 0.16      $ 0.89         $-       $ 1.05    $ (0.20)      $     -       $ (0.20)       $ 10.86   10.55%     $  1,868        0.39%              1.57%              3.05%         2.46%
   2010              9.30         0.24        0.80          -         1.04      (0.33)            -         (0.33)         10.01   11.25%          929        0.39%              2.28%              2.46%        32.67%
   2009             11.31         0.31       (1.46)         -        (1.15)     (0.40)        (0.46)        (0.86)          9.30   (9.00)%         672        0.40%              1.41%              3.53%        29.74%
   2008             12.70         0.23       (0.74)(#)      -        (0.51)     (0.26)        (0.62)        (0.88)         11.31   (4.40)%(#)      732        0.65%              5.13%              1.91%        51.96%
   2007             11.46         0.26        1.39          -         1.65      (0.20)        (0.21)        (0.41)         12.70   14.55%          586        1.30%             11.24%              2.02%       121.42%
   2006**           11.26         0.12        0.28          -         0.40      (0.12)        (0.08)        (0.20)         11.46    3.57%            1        1.30%            771.22%              1.60%       129.99%

   Institutional Class
   2011            $ 9.97       $ 0.13      $ 0.91         $-       $ 1.04    $ (0.20)      $     -       $ (0.20)       $ 10.81   10.50%     $     30        0.39%             48.97%              2.55%         2.46%
   2010              9.26         0.35        0.69          -         1.04      (0.33)            -         (0.33)          9.97   11.29%           27        0.39%              2.29%              3.55%        32.67%
   2009             11.28         0.30       (1.46)         -        (1.16)     (0.40)        (0.46)        (0.86)          9.26   (9.13)%       2,011        0.40%              0.58%              3.35%        29.74%
   2008             12.71         0.27       (0.78)(#)      -        (0.51)     (0.30)        (0.62)        (0.92)         11.28   (4.46)%(#)    6,196        0.85%              1.41%              2.24%        51.96%
   2007             11.46         0.23        1.43          -         1.66      (0.20)        (0.21)        (0.41)         12.71   14.64%       13,969        1.30%              1.39%              1.84%       121.42%
   2006             11.04         0.19        0.46          -         0.65      (0.15)        (0.08)        (0.23)         11.46    5.91%       12,890        1.30%              1.47%              1.64%       129.99%
___________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 23

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2011 (UNAUDITED)

                                                                                                                                                                                Ratio of
                                                                                                                                                                               Expenses to
                                            Realized                                                                                                                           Average Net       Ratio of Net
                    Net                       and                                                                           Net                   Net                            Assets           Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                Assets         Ratio           (Excluding           Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                 End       of Expenses         Waivers and          (Loss)       Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End      Total    of Period     to Average           Expense          to Average     Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period  Return†      (000)    Net Assets††,(1)   Reductions)††,(1)  Net Assets††,(1)   Rate†
___________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO

   Class A
   2011           $  9.66       $ 0.10      $ 1.20         $-       $ 1.30    $ (0.14)      $     -         $ (0.14)      $ 10.82   13.52%     $ 23,342        0.57%              1.02%              1.90%         3.62%
   2010              8.87         0.15        0.87          -         1.02      (0.23)            -           (0.23)         9.66   11.52%       22,740        0.57%              1.08%              1.53%        37.54%
   2009             11.91         0.17       (2.37)         -        (2.20)     (0.16)        (0.68)          (0.84)         8.87  (17.27)%      25,782        0.57%              0.99%              2.00%        31.90%
   2008             13.76         0.10       (1.11)(#)      -        (1.01)     (0.15)        (0.69)          (0.84)        11.91   (7.86)%(#)   52,854        0.89%              1.26%              0.74%        43.04%
   2007             12.07         0.11        1.86          -         1.97      (0.07)        (0.21)          (0.28)        13.76   16.49%       58,969        1.55%              1.73%              0.84%       112.42%
   2006             11.30         0.09        0.76          -         0.85      (0.03)        (0.05)          (0.08)        12.07    7.58%       46,242        1.55%              1.91%              0.76%       111.99%

   Class C
   2011           $  9.44       $ 0.06      $ 1.17         $-       $ 1.23    $ (0.06)      $     -         $ (0.06)      $ 10.61   13.04%     $ 69,129        1.32%              1.69%              1.19%         3.62%
   2010              8.67         0.07        0.86          -         0.93      (0.16)            -           (0.16)         9.44   10.71%       70,934        1.32%              1.74%              0.78%        37.54%
   2009             11.63         0.11       (2.31)         -        (2.20)     (0.08)        (0.68)          (0.76)         8.67  (17.90)%      92,373        1.32%              1.69%              1.33%        31.90%
   2008             13.59            -       (1.08)(#)      -        (1.08)     (0.19)        (0.69)          (0.88)        11.63   (8.55)%(#)  154,281        1.63%              1.88%             (0.02)%       43.04%
   2007             11.95         0.01        1.84          -         1.85          -         (0.21)          (0.21)        13.59   15.63%      161,855        2.30%              2.43%              0.09%       112.42%
   2006             11.24            -        0.76          -         0.76          -         (0.05)          (0.05)        11.95    6.80%       95,984        2.30%              2.62%              0.01%       111.99%

   Class Z
   2011           $  9.75       $ 0.16      $ 1.17         $-       $ 1.33    $ (0.16)      $     -         $ (0.16)      $ 10.92   13.70%     $  1,509         0.32%             1.83%              2.98%         3.62%
   2010              8.95         0.17        0.88          -         1.05      (0.25)            -           (0.25)         9.75   11.77%          635         0.32%             2.59%              1.72%        37.54%
   2009             12.02         0.20       (2.40)         -        (2.20)     (0.19)        (0.68)          (0.87)         8.95  (17.07)%         508         0.32%             2.64%              2.34%        31.90%
   2008             13.84         0.13       (1.11)(#)      -        (0.98)     (0.15)        (0.69)          (0.84)        12.02   (7.64)%(#)      600         0.61%             4.40%              0.97%        43.04%
   2007             12.12         0.20        1.83          -         2.03      (0.10)        (0.21)          (0.31)        13.84   16.91%          530         1.30%            11.43%              1.40%       112.42%
   2006**           11.70         0.08        0.43          -         0.51      (0.04)        (0.05)          (0.09)        12.12    4.45%            1         1.30%           764.76%              0.98%       111.99%

   Institutional Class
   2011           $  9.75       $ 0.12      $ 1.21         $-       $ 1.33    $ (0.22)      $     -         $ (0.22)      $ 10.86   13.73%     $      8         0.32%           194.01%              2.25%         3.62%
   2010              8.95         0.28        0.78          -         1.06      (0.26)            -           (0.26)         9.75   11.79%            7         0.32%             0.99%              2.99%        37.54%
   2009             12.01         0.19       (2.38)         -        (2.19)     (0.19)        (0.68)          (0.87)         8.95  (16.99)%       7,948         0.32%             0.61%              2.21%        31.90%
   2008             13.82         0.13       (1.11)(#)      -        (0.98)     (0.14)        (0.69)          (0.83)        12.01   (7.59)%(#)    8,836         0.70%             0.99%              0.98%        43.04%
   2007             12.12         0.15        1.86          -         2.01      (0.10)        (0.21)          (0.31)        13.82   16.74%       13,149         1.30%             1.37%              1.12%       112.42%
   2006             11.33         0.12        0.76          -         0.88      (0.04)        (0.05)          (0.09)        12.12    7.86%        8,136         1.30%             1.56%              1.00%       111.99%
___________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 24

                                                                                                                                                                                Ratio of
                                                                                                                                                                               Expenses to
                                            Realized                                                                                                                           Average Net       Ratio of Net
                    Net                       and                                                                           Net                  Net                             Assets           Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                Assets         Ratio           (Excluding           Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                 End       of Expenses         Waivers and          (Loss)       Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End      Total    of Period     to Average           Expense          to Average     Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period  Return†     (000)     Net Assets††,(1)  Reductions)††,(1)     Net Assets††     Rate†
___________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO

   Class A
   2011           $  9.58       $ 0.08      $ 1.53         $-       $ 1.61    $ (0.06)      $     -      $  (0.06)       $ 11.13   16.82%     $ 15,372         0.57%             1.13%              1.63%         1.20%
   2010              8.66         0.12        0.99          -         1.11      (0.19)            -         (0.19)          9.58   12.78%       16,721         0.57%             1.18%              1.26%        41.29%
   2009             12.33         0.10       (3.12)         -        (3.02)         -         (0.65)        (0.65)          8.66  (23.55)%      20,556         0.56%             1.03%              1.14%        27.09%
   2008             14.82         0.07       (1.67)(#)      -        (1.60)     (0.20)        (0.69)        (0.89)         12.33  (11.45)%(#)   43,129         0.91%             1.26%              0.48%        45.80%
   2007             12.70         0.03        2.34          -         2.37          -         (0.25)        (0.25)         14.82   18.76%       55,755         1.60%             1.83%              0.24%       104.92%
   2006             11.68         0.02        1.12          -         1.14      (0.02)        (0.10)        (0.12)         12.70    9.75%       30,459         1.60%             2.22%              0.17%        94.12%

   Class C
   2011           $  9.18       $ 0.05      $ 1.45         $-       $ 1.50    $     -       $     -      $      -        $ 10.68   16.34%     $ 36,876         1.32%             1.76%              0.94%         1.20%
   2010              8.30         0.04        0.96          -         1.00      (0.12)            -         (0.12)          9.18   12.03%       36,655         1.32%             1.84%              0.47%        41.29%
   2009             11.95         0.03       (3.03)         -        (3.00)         -         (0.65)        (0.65)          8.30  (24.16)%      48,126         1.31%             1.75%              0.42%        27.09%
   2008             14.53        (0.04)      (1.61)(#)      -        (1.65)     (0.24)        (0.69)        (0.93)         11.95  (12.08)%(#)   83,127         1.66%             2.01%             (0.29)%       45.80%
   2007             12.55        (0.07)       2.30          -         2.23          -         (0.25)        (0.25)         14.53   17.86%       96,805         2.35%             2.56%             (0.50)%      104.92%
   2006             11.61        (0.07)       1.11          -         1.04          -         (0.10)        (0.10)         12.55    8.97%       50,152         2.35%             2.93%             (0.58)%       94.12%

   Class Z
   2011           $  9.72       $ 0.13      $ 1.51         $-       $ 1.64    $ (0.08)      $     -      $  (0.08)       $ 11.28   16.93%     $  3,760         0.32%             1.02%              2.37%         1.20%
   2010              8.77         0.05        1.11          -         1.16      (0.21)            -         (0.21)          9.72   13.22%        2,322         0.32%             1.33%              0.56%        41.29%
   2009             12.45         0.12       (3.15)         -        (3.03)         -         (0.65)        (0.65)          8.77  (23.40)%         667         0.32%             3.50%              1.46%        27.09%
   2008             14.91         0.09       (1.67)(#)      -        (1.58)     (0.19)        (0.69)        (0.88)         12.45  (11.25)%(#)      750         0.61%             5.47%              0.68%        45.80%
   2007             12.74         0.12        2.30          -         2.42          -         (0.25)        (0.25)         14.91   19.09%          648         1.35%            10.49%              0.77%       104.92%
   2006**           12.23         0.03        0.61          -         0.64      (0.03)        (0.10)        (0.13)         12.74    5.23%            1         1.35%           758.31%              0.39%        94.12%

   Institutional Class
   2011           $  9.71       $ 0.10      $ 1.55         $-       $ 1.65    $ (0.09)      $     -      $  (0.09)       $ 11.27   17.00%     $    776         0.32%             2.46%              1.99%         1.20%
   2010              8.77         0.32        0.83          -         1.15      (0.21)            -         (0.21)          9.71   13.10%          674         0.32%             0.67%              3.37%        41.29%
   2009             12.44         0.12       (3.14)         -        (3.02)         -         (0.65)        (0.65)          8.77  (23.34)%      17,845         0.31%             0.50%              1.39%        27.09%
   2008             14.91         0.09       (1.68)(#)      -        (1.59)     (0.19)        (0.69)        (0.88)         12.44  (11.32)%(#)   24,509         0.64%             0.84%              0.67%        45.80%
   2007             12.75         0.07        2.34          -         2.41          -         (0.25)        (0.25)         14.91   19.00%       24,927         1.35%             1.38%              0.51%       104.92%
   2006             11.70         0.06        1.12          -         1.18      (0.03)        (0.10)        (0.13)         12.75   10.08%       15,304         1.35%             1.68%              0.47%        94.12%
___________________________________________________________________________________________________________________________________________________________________________________________________________________________

*   Per share amounts for the year or period are calculated based on average outstanding shares.
**  Class commenced operations on December 9, 2005.
#   Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†   Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
††  Ratios for periods less than one year have been annualized.
(1) Ratio does not include expenses of the underlying funds.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 25

NOTES TO FINANCIAL STATEMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers seven series portfolios, of which the following are covered by this Semi-Annual Report - the Old Mutual Asset Allocation Conservative
Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the
Old Mutual Asset Allocation Growth Portfolio (each a "Fund" and collectively, the "Funds"). The Funds commenced operations on
September 30, 2004. The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Analytic
Fund, the Old Mutual International Equity Fund and the Old Mutual Copper Rock Emerging Growth Fund.

Shareholders may purchase shares of the Funds through four separate classes, Class A, Class C, Class Z and Institutional Class shares. All classes have equal rights as to earnings, assets, and voting privileges, except that each class may have different distribution costs, dividends, registration costs, and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified investment management company. The Funds' prospectus provides a description of each Fund's investment objective, policies and investment strategies.

Each Fund is a "fund of funds," which seeks to achieve its investment objective by investing in a portfolio of affiliated underlying equity and fixed income funds that are advised by the Funds' investment adviser, Old Mutual Capital, Inc. (the
"Adviser"). In addition, a portion of its assets may be invested in cash, cash equivalents, or in money market funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities. Under normal circumstances, the Funds expect to invest their assets among equity and fixed income funds in the following ranges:

                      Fund                                    Equity Fund Allocation                    Fixed Income Fund Allocation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                    20 - 40%                                   60 - 80%
Old Mutual Asset Allocation Balanced Portfolio                        50 - 70%                                   30 - 50%
Old Mutual Asset Allocation Moderate Growth Portfolio                 70 - 90%                                   10 - 30%
Old Mutual Asset Allocation Growth Portfolio                         90 - 100%                                    0 - 10%
____________________________________________________________________________________________________________________________________

A brief description of each of the underlying funds that the Funds currently invest in is as follows.

Old Mutual Analytic U.S. Long/Short Fund seeks above-average total returns. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the fund may invest in companies of any size, it generally invests in large- and mid-cap companies.
The fund may also invest in long and short positions of publicly traded equity securities. The fund's long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The fund generally takes long equity positions equal to approximately 120% of the fund's equity assets excluding cash, and short equity positions equal to approximately 20% of the fund's equity assets at the time of investment. The fund's long equity exposure ordinarily ranges from 110% to 125% of the fund's net assets and its short equity exposure ordinarily ranges from 10% to 33% of the fund's net assets. The cash received from short sales may be used to invest in long equity positions.

Old Mutual Barrow Hanley Core Bond Fund seeks to maximize total return. To pursue its objective, the fund normally invests at least
80% of its net assets in fixed income securities of varying maturities. Fixed income securities may include: U.S. government securities, including Treasury and agency securities, corporate obligations, inflation-indexed securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The fund may invest up to
25% of its total assets in U.S. dollar denominated foreign debt obligations. The fund may also invest up to 20% of its total assets in non-investment grade securities. The fund has no limitations on the range of maturities of the fixed income securities in which it can invest and will maintain an average portfolio duration that ranges from 80% to 120% of the average duration of the Barclays
Capital U.S. Aggregate Index. The sub-adviser will attempt to maintain an overall weighted average portfolio credit quality at a rating of "AA" (or equivalent) or higher from any nationally recognized statistical rating organization ("NRSRO").

Old Mutual Barrow Hanley Value Fund seeks long-term capital growth. The fund is a non-diversified fund. To pursue its objective, the fund normally invests in equity securities of large- and mid-cap companies with value characteristics. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of the fund's sub-adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields.

Old Mutual Copper Rock Emerging Growth Fund seeks to provide investors with capital appreciation. To pursue its objective, the fund normally invests primarily in equity securities of emerging growth companies. The fund emphasizes small- and mid-cap companies in its portfolio, that is, companies with market values generally within the range of market values of issuers included in the Russell
2500™ Growth Index. The fund may invest in emerging growth companies of any size. There is no minimum percentage of assets of either small- or mid-cap companies for the fund's investments, and it has the flexibility to invest substantially in either small-
or mid-cap issuers. The fund may at times be invested primarily in small-cap stocks.

                                                                 26

Old Mutual Dwight High Yield Fund seeks to provide investors with a high level of current income. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset-backed securities, income-producing convertible securities, and preferred stocks. The fund may invest up to 30% of its assets in U.S. dollar denominated foreign debt obligations. The fund may also invest in derivative instruments such as options, futures contracts, credit default swaps, and swaps and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's sub-adviser seeks to maintain a minimum average credit quality for the fund's investments at a rating of "B" (or equivalent) or higher from any NRSRO. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Corporate High-Yield Bond Index.

Old Mutual Dwight Intermediate Fixed Income Fund seeks a high level of current income consistent with relative stability of principal. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Intermediate Aggregate Bond Index. The fund's dollar weighted average maturity will typically be between 3 and 10 years.

Old Mutual Dwight Short Term Fixed Income Fund seeks a high level of current income consistent with maintaining a relatively high degree of stability of capital. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by
Standard & Poor's, Aaa by Moody's Investor Service, Inc. or deemed equivalent by the sub-adviser. The Fund may invest up to 20% of its net asset (plus any borrowings for investment purposes) in investment grade securities rated between AA and BBB by Standard &
Poor's or Aa and Baa by Moody's Investor Service, Inc., or deemed equivalent by the sub-adviser. The fund's weighted average maturity will typically be less than 3 years.

Old Mutual Focused Fund seeks above-average total returns over a 3 to 5 year market cycle. The fund is a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-, medium- and large-cap companies. While the fund may invest in companies of any market capitalization, the fund generally invests in large-cap companies that the fund's sub-adviser believes have sustainable long-term growth prospects but are currently trading at modest relative valuations.

Old Mutual Heitman REIT Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). The fund's sub-adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

Old Mutual International Equity Fund seeks long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. issuers. The fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets. Generally, the fund limits its investments in any country to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom, or in securities quoted or denominated in the Japanese yen, the British pound, or the euro.

Old Mutual Large Cap Growth Fund seeks to provide investors with long-term capital growth. The fund is classified as a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects. For purposes of this fund, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the
Russell 1000 Growth Index.

Old Mutual Strategic Small Company Fund seeks capital growth. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies. For purposes of this fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000 Growth
Index.

Old Mutual TS&W Mid-Cap Value Fund seeks long-term capital growth. To pursue its objective, the fund normally invests at least 80%
of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies with value characteristics. For purposes of this fund, mid-cap companies are those companies with market capitalizations similar to the companies in the Russell MidCap Value Index.

Old Mutual TS&W Small Cap Value Fund seeks long-term capital growth. To pursue its objective, the fund normally invests at least
80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with value characteristics. For purposes of this fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000 Value Index.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each
Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund.

                                                                 27

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2011 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

Security Valuation - Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. Investment securities of an underlying fund managed by the Adviser, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE")
(normally 4:00 p.m., Eastern Time) (the "4:00 p.m. Valuation Time") on each day that the NYSE is open for trading for all underlying Funds other than the Old Mutual Cash Reserves Fund. Investment securities of the Old Mutual Cash Reserves Fund are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the NYSE as of
5:00 p.m. Eastern time (the "5:00 p.m. Valuation Time" and together with the 4:00 p.m. Valuation Time, the "Valuation Time") on each day that the NYSE is open for trading. If there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ
Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by each Board of Trustees of the underlying funds (the "Boards"). The underlying funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Boards. The underlying fund's Fair Value Procedures are implemented through a
Valuation Committee (the "Committee") designated by the Boards. A security may be valued using Fair Value Procedures if among other things the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair
Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating an underlying fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, of an underlying fund managed by the
Adviser are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities of an underlying fund managed by the Adviser and traded on foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Boards.

Foreign securities of an underlying fund managed by the Adviser and traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the underlying funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Options of an underlying fund managed by the Adviser are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts of an underlying fund managed by the Adviser are valued at the settlement price established each day by the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Codification 820-10,
Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund there were no significant transfers between Level 1 and Level
2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period. The aggregate value by input level, as of January 31, 2011, for each Fund's investments is included the Schedule of
Investments.

                                                                 28

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments.
Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared at least annually, if available, except Old Mutual Asset Allocation Conservative Portfolio and Old Mutual Asset Allocation Balanced Portfolio, for which dividends are declared at least quarterly, if available. Distributions of net realized capital gains for each Fund are generally made to shareholders at least annually, if available.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Payments by Affiliates - For the year ended July 31, 2010, the Adviser reimbursed $1 (000) to the Old Mutual Asset Allocation
Moderate Growth Portfolio to remove a net asset value divergence caused by a large shareholder redemption. This amount is included in the total shares redeemed for Institutional Class share transactions in the Statement of Changes in Net Assets. There were no affiliate payments made to the funds during the semi-annual period ended January 31, 2011.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial
Highlights.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately. The Funds had no material expense reductions for the six-month period ended January 31, 2011.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemptions by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the six-month period ended January 31, 2011, redemption fees of $3 (000) were collected by Asset
Allocation Conservative Portfolio (Class A). There were no other material redemption fees collected by the Funds.

                                                                 29

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2011 (UNAUDITED)

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH").
OMUSH is a direct, wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct, wholly owned subsidiary of Old
Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to an Investment
Advisory Agreement (the "Advisory Agreement"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows:

                                                                                   Management Fee               Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                     0.200%         Less than $1 billion
                                                                                       0.175%         From $1 billion to $2 billion
                                                                                       0.150%         From $2 billion to $3 billion
                                                                                       0.125%         Greater than $3 billion

Old Mutual Asset Allocation Balanced Portfolio                                         0.200%         Less than $1 billion
                                                                                       0.175%         From $1 billion to $2 billion
                                                                                       0.150%         From $2 billion to $3 billion
                                                                                       0.125%         Greater than $3 billion

Old Mutual Asset Allocation Moderate Growth Portfolio                                  0.250%         Less than $1 billion
                                                                                       0.225%         From $1 billion to $2 billion
                                                                                       0.200%         From $2 billion to $3 billion
                                                                                       0.175%         Greater than $3 billion

Old Mutual Asset Allocation Growth Portfolio                                           0.250%         Less than $1 billion
                                                                                       0.225%         From $1 billion to $2 billion
                                                                                       0.200%         From $2 billion to $3 billion
                                                                                       0.175%         Greater than $3 billion
____________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") effective January 1, 2009, pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses (excluding acquired (underlying) fund fees and expenses) to a specified percentage of the Funds' average daily net assets through the dates specified below.

                                                                                            Institutional        Expiration Date
                                                         Class A      Class C     Class Z       Class         of Expense Limitation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio        0.61%        1.36%       0.36%        0.36%           December 31, 2011
Old Mutual Asset Allocation Balanced Portfolio            0.64%        1.39%       0.39%        0.39%           December 31, 2011
Old Mutual Asset Allocation Moderate Growth Portfolio     0.57%        1.32%       0.32%        0.32%           December 31, 2011
Old Mutual Asset Allocation Growth Portfolio              0.57%        1.32%       0.32%        0.32%           December 31, 2011
____________________________________________________________________________________________________________________________________

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the applicable expense limitation agreement that expired on December 31, 2008 may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the expense limitation.
Consequently, no reimbursement by these Funds will be made unless: (i) the Fund's assets exceed $75 million; (ii) such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed; (iii) the payment of such reimbursement is approved by the Board; and (iv)
reimbursement is made within two fiscal years after the fiscal year in which fees were reimbursed or absorbed.

Reimbursement by the Funds of advisory fees waived and other expenses paid by the Adviser pursuant to the current Expense
Limitation Agreement may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the total operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed.

                                                                 30

At January 31, 2011, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                           Expires 2011    Expires 2012    Expires 2013    Expires 2014     Total
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio            $ 98             $ 13            $148            $ 63        $  322
Old Mutual Asset Allocation Balanced Portfolio                 155               50             260              96           561
Old Mutual Asset Allocation Moderate Growth Portfolio          336              218             507             194         1,255
Old Mutual Asset Allocation Growth Portfolio                   278              120             396             144           938
____________________________________________________________________________________________________________________________________

Sub-Advisory Agreement - The Trust, on behalf of the Funds, and the Adviser have entered into a sub-advisory agreement (the
"Ibbotson Sub-Advisory Agreement") with Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson is a wholly owned subsidiary of
Ibbotson Associates, Inc., which is a wholly owned subsidiary of Morningstar, Inc. For the services provided and expenses incurred pursuant to the Ibbotson Sub-Advisory Agreement, Ibbotson is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each of the Funds, which is computed and paid monthly at an annual rate equal to the greater of
(i) 0.08% for average daily net assets up to $250 million, 0.07% for average daily net assets from $250 million to $500 million,
0.06% for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion, 0.04% for average daily net assets from $1 billion to $2 billion and 0.03% for average daily net assets over $2 billion, or (ii) $200,000. The Sub-Advisory Agreement obligates Ibbotson to: (i) recommend a continuous investment allocation program for each Fund in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of each Fund's investments; and (iii) recommend the allocation of the assets of each Fund by specific investment style mandate.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

    Average Daily Net Assets        Annual Fee Rate
___________________________________________________

      $0 to $500 million                 0.10%
> $500 million up to $1 billion          0.09%
> $1 billion up to $1.5 billion          0.08%
        > $1.5 billion                   0.07%
___________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust and Old Mutual Funds II (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. With regard to the Funds, these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1) $35,000 for each Fund; (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex, and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or $425,000. Certain minimum fees apply. The Sub-Administration Agreement provides that the
Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the
Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the
Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the
Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement, or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

                                                                 31

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2011 (UNAUDITED)

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of
Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Administrator will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the six-month period ended January 31, 2011, it retained the following:

                                                                            Service Fees (000)               Distribution Fees (000)
____________________________________________________________________________________________________________________________________

                                                                      Class A                  Class C                Class C
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                      $-                        $3                    $ 8
Old Mutual Asset Allocation Balanced Portfolio                           -                         4                     11
Old Mutual Asset Allocation Moderate Growth Portfolio                    1                         4                     12
Old Mutual Asset Allocation Growth Portfolio                             1                         3                      8
____________________________________________________________________________________________________________________________________

Other Service Providers - The Bank of New York Mellon serves as custodian for each of the Funds.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Funds. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Complex Class
Z shares within the Deferred Plans. During the six-month period ended January 31, 2011, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $20 (000).

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor
received no compensation from the Funds.

                                                                 32

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of the Trust and Old Mutual Funds II (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and
Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended January
31, 2011.

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Funds, for the six-month period ended January 31, 2011 were as follows:

                                                                                               Purchases (000)          Sales (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                                 $4,730                $  8,494
Old Mutual Asset Allocation Balanced Portfolio                                                      1,821                  16,800
Old Mutual Asset Allocation Moderate Growth Portfolio                                               3,312                  14,408
Old Mutual Asset Allocation Growth Portfolio                                                          663                   8,760
____________________________________________________________________________________________________________________________________

6. CAPITAL SHARE TRANSACTIONS
____________________________________________________________________________________________________________________________________

                                                            Old Mutual               Old Mutual               Old Mutual               Old Mutual
                                                         Asset Allocation         Asset Allocation         Asset Allocation         Asset Allocation
                                                           Conservative               Balanced              Moderate Growth              Growth
                                                            Portfolio                 Portfolio                Portfolio                Portfolio
________________________________________________________________________________________________________________________________________________________

                                                       8/1/10 to    8/1/09 to   8/1/10 to    8/1/09 to   8/1/10 to    8/1/09 to   8/1/10 to   8/1/09 to
                                                        1/31/11      7/31/10     1/31/11      7/31/10     1/31/11      7/31/10     1/31/11     7/31/10
                                                      (Unaudited)              (Unaudited)              (Unaudited)              (Unaudited)
________________________________________________________________________________________________________________________________________________________
Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                             382         273           78          364         240          293          44        255
   Shares Issued upon Reinvestment of Distributions           24          45           19           58          23           53           7         34
   Shares Redeemed                                          (543)       (534)        (868)      (1,021)       (460)        (898)       (415)      (918)
________________________________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                         (137)       (216)        (771)        (599)       (197)        (552)       (364)      (629)
________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                             107         374          164          513         148          489          75        256
   Shares Issued upon Reinvestment of Distributions           32          55           43           93          23           87           -         42
   Shares Redeemed                                          (398)     (1,318)      (1,010)      (2,990)     (1,176)      (3,711)       (617)    (2,102)
________________________________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                         (259)       (889)        (803)      (2,384)     (1,005)      (3,135)       (542)    (1,804)
________________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                              48         150          114           26          91            9         115        306
   Shares Issued upon Reinvestment of Distributions            3           5            1            3           1            2           2          2
   Shares Redeemed                                           (28)        (69)         (37)          (9)        (19)          (2)        (23)      (145)
________________________________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                           23          86           78           20          73            9          94        163
________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                              40         139            -            3           -            3           4         76
   Shares Issued upon Reinvestment of Distributions           18          24            -            4           -           18           1         44
   Shares Redeemed                                           (37)       (181)           -         (222)          -         (909)         (5)    (2,086)
________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Share Transactions               21         (18)           -         (215)          -         (888)          -     (1,966)
________________________________________________________________________________________________________________________________________________________

   Net Decrease in Shares Outstanding                       (352)     (1,037)      (1,496)      (3,178)     (1,129)      (4,566)       (812)    (4,236)
________________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either 0 or have been rounded to 0.

                                                                 33

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2011 (UNAUDITED)

7. AFFILIATED FUND OF FUNDS TRANSACTIONS
____________________________________________________________________________________________________________________________________

The Funds invest in certain mutual funds within the Old Mutual Complex, of which certain funds may be deemed to be under common control because they may share the same Board. A Fund's investment in any of the underlying funds may exceed 25% of the underlying fund's total assets. The financial statements for each of the underlying funds that are part of the Old Mutual Complex may be obtained at oldmutualfunds.com. A summary of the Funds' transactions in affiliated underlying funds during the six-month period ended January 31, 2011 follows:

Old Mutual Asset Allocation Conservative Portfolio (000):

                                                                                   Unrealized                              Net
                                                        Purchases    Proceeds     Appreciation    Value at   Dividend    Realized
Underlying Fund                                          at Cost    from Sales   (Depreciation)   01/31/11    Income    Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Analytic U.S. Long/Short Fund              $    65       $    41         $   201    $    688     $   22      $   (17)
   Old Mutual Barrow Hanley Core Bond Fund                 1,785         3,134             559      14,466        312          262
   Old Mutual Barrow Hanley Value Fund                       198           606             592       2,163         29           11
   Old Mutual Cash Reserves Fund                           5,013         4,671               -         342          -            -
   Old Mutual Copper Rock Emerging Growth Fund                49            50             212         866          -            -
   Old Mutual Dwight High Yield Fund                         539           667             288       2,570        125          231
   Old Mutual Dwight Intermediate Fixed Income Fund          931         1,854             (90)      5,712        104          321
   Old Mutual Dwight Short Term Fixed Income Fund            466           391             102       5,471         56            1
   Old Mutual Focused Fund                                    96            87             354       1,401          9          (11)
   Old Mutual International Equity Fund                      259           665              65       2,793         53         (389)
   Old Mutual Large Cap Growth Fund                          148           520             672       1,931          6           93
   Old Mutual TS&W Mid-Cap Value Fund                        172           155             471       2,461         15          (23)
   Old Mutual TS&W Small Cap Value Fund                       22           324               4          21          -           34
____________________________________________________________________________________________________________________________________

Total                                                    $ 9,743       $13,165         $ 3,430     $40,885     $  731      $   513
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio (000):

                                                                                   Unrealized                              Net
                                                        Purchases    Proceeds     Appreciation    Value at   Dividend    Realized
Underlying Fund                                          at Cost    from Sales   (Depreciation)   01/31/11    Income    Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Analytic U.S. Long/Short Fund              $    64       $    79         $  (370)    $ 1,969     $   64      $   (35)
   Old Mutual Barrow Hanley Core Bond Fund                   676         4,202             786      17,210        370          530
   Old Mutual Barrow Hanley Value Fund                       116         2,836           2,291       8,804        116          (41)
   Old Mutual Cash Reserves Fund                          10,543        10,004               -         539          -            -
   Old Mutual Copper Rock Emerging Growth Fund                 -            67             497       1,846          -            2
   Old Mutual Dwight High Yield Fund                         354           466             322       2,847        132          254
   Old Mutual Dwight Intermediate Fixed Income Fund          276         1,033             (25)      3,958         67          243
   Old Mutual Dwight Short Term Fixed Income Fund             48           229              25       4,735         49            2
   Old Mutual Focused Fund                                    23         1,125              71       4,005         23         (305)
   Old Mutual Heitman REIT Fund                               15           528             511       1,677         15          100
   Old Mutual International Equity Fund                      189         3,198             169       9,524        189       (1,885)
   Old Mutual Large Cap Growth Fund                           20         1,159           1,682       6,233         21          239
   Old Mutual Strategic Small Company Fund                     1             4              (2)        102          -           (2)
   Old Mutual TS&W Mid-Cap Value Fund                         39           257             (34)      6,276         39          (60)
   Old Mutual TS&W Small Cap Value Fund                        -         1,617             798       2,960          -          135
____________________________________________________________________________________________________________________________________

Total                                                    $12,364       $26,804         $ 6,721     $72,685     $1,085      $  (823)
____________________________________________________________________________________________________________________________________

                                                                 34

Old Mutual Asset Allocation Moderate Growth Portfolio (000):

                                                                                   Unrealized                              Net
                                                        Purchases    Proceeds     Appreciation    Value at   Dividend    Realized
Underlying Fund                                          at Cost    from Sales   (Depreciation)   01/31/11    Income    Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Analytic U.S. Long/Short Fund              $   142       $     -          $ (904)    $ 4,375     $  142      $     -
   Old Mutual Barrow Hanley Core Bond Fund                   615         1,936             553      15,803        333          271
   Old Mutual Barrow Hanley Value Fund                       148         2,305           3,102      11,212        148          101
   Old Mutual Cash Reserves Fund                          10,586         9,762               -         824          -            -
   Old Mutual Copper Rock Emerging Growth Fund               691             -             822       3,997          -            -
   Old Mutual Dwight Intermediate Fixed Income Fund          178           815             (54)      2,333         44          127
   Old Mutual Dwight Short Term Fixed Income Fund              -             -               -           -          -            -
   Old Mutual Focused Fund                                    36           564             (98)      6,323         36         (135)
   Old Mutual Heitman REIT Fund                               36           787           1,378       4,595         36          158
   Old Mutual International Equity Fund                      338         3,774          (3,020)     17,658        338       (2,233)
   Old Mutual Large Cap Growth Fund                           33         1,978           2,817      10,124         33          449
   Old Mutual Strategic Small Company Fund                   346             -               -         345          -           (1)
   Old Mutual TS&W Mid-Cap Value Fund                         58             -            (224)      9,406         59            1
   Old Mutual TS&W Small Cap Value Fund                      691         2,249           1,676       7,126          -          217
____________________________________________________________________________________________________________________________________

Total                                                    $13,898       $24,170         $ 6,048     $94,121     $1,169      $(1,045)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio (000):

                                                                                   Unrealized                              Net
                                                        Purchases    Proceeds     Appreciation    Value at   Dividend    Realized
Underlying Fund                                          at Cost    from Sales   (Depreciation)   01/31/11    Income    Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Analytic U.S. Long/Short Fund              $    75       $     -         $  (480)    $ 2,325     $   75       $    1
   Old Mutual Barrow Hanley Value Fund                       115         1,121           1,221       8,770        115         (416)
   Old Mutual Barrow Hanley Core Bond Fund                    52         1,254              (2)        700         29           37
   Old Mutual Cash Reserves Fund                           6,523         5,958               -         565          -            -
   Old Mutual Copper Rock Emerging Growth Fund                 -             -             746       2,808          -            -
   Old Mutual Focused Fund                                    24           186            (116)      4,053         24          (42)
   Old Mutual Heitman REIT Fund                               38           746           1,376       4,395         38          174
   Old Mutual International Equity Fund                      291         3,262          (1,697)     15,157        291       (1,976)
   Old Mutual Large Cap Growth Fund                           24         1,082           1,917       7,491         24           261
   Old Mutual TS&W Mid-Cap Value Fund                         44             -             509       7,156         44             -
   Old Mutual TS&W Small Cap Value Fund                        -         1,109             941       3,476          -            79
____________________________________________________________________________________________________________________________________

Total                                                    $ 7,186       $14,718         $ 4,415     $56,896     $  640       $(1,882)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

8. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds' tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

                                                                 35

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2011 (UNAUDITED)

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2006 - 2009 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2010, primarily attributable to reclassifications of capital distributions received from underlying funds for tax purposes and losses disallowed according to section 362(e) of the Internal
Revenue Code, are not available to offset future income, were reclassified to the following accounts.

                                                                                       Increase/(Decrease)     Increase/(Decrease)
                                                                                          Undistributed            Accumulated
                                                              Increase/(Decrease)         Net Investment          Net Realized
                                                                Paid-in Capital               Income                  Gain
                                                                     (000)                    (000)                   (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                  $(197)                    $487                   $(290)
Old Mutual Asset Allocation Balanced Portfolio                       (426)                     662                    (236)
Old Mutual Asset Allocation Moderate Growth Portfolio                 (82)                     500                    (418)
Old Mutual Asset Allocation Growth Portfolio                         (103)                      86                      17
____________________________________________________________________________________________________________________________________

The tax character of dividends and distributions declared during the years ended July 31, 2010 and 2009 were as follows:

                                                                                     Ordinary         Long Term
                                                                                      Income         Capital Gain        Total
                                                                                      (000)             (000)            (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio
   2010                                                                              $ 1,967           $    -           $ 1,967
   2009                                                                                2,678              669             3,347
Old Mutual Asset Allocation Balanced Portfolio
   2010                                                                                2,409                -             2,409
   2009                                                                                6,147            3,748             9,895
Old Mutual Asset Allocation Moderate Growth Portfolio
   2010                                                                                2,245                -             2,245
   2009                                                                                4,320            8,051            12,371
Old Mutual Asset Allocation Growth Portfolio
   2010                                                                                1,432                -             1,432
   2009                                                                                1,501            5,562             7,063
____________________________________________________________________________________________________________________________________

                                                                 36

As of July 31, 2010, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                        Undistributed                                      Unrealized        Other
                                          Ordinary       Capital Loss     Post October    Appreciation/    Temporary
                                           Income        Carryforwards      Losses        Depreciation    Differences   Total
                                           (000)            (000)           (000)            (000)           (000)      (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation
   Conservative Portfolio                   $111           $ (2,719)      $   (491)         $ 1,560          $ -      $ (1,539)
Old Mutual Asset Allocation
   Balanced Portfolio                         87            (20,726)        (4,629)          (1,886)           3       (27,151)
Old Mutual Asset Allocation
   Moderate Growth Portfolio                  99            (33,246)        (9,527)          (7,082)           -       (49,756)
Old Mutual Asset Allocation
   Growth Portfolio                          118            (26,778)       (10,160)          (7,964)          (3)      (44,787)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through July 31, 2010 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of July 31, 2010, the following Funds had capital loss carry forwards available to offset future realized gains through the indicated expiration dates:

                                                                                                2017           2018          Total
                                                                                                (000)          (000)         (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                             $    -         $ 2,719       $ 2,719
Old Mutual Asset Allocation Balanced Portfolio                                                  1,664          19,062        20,726
Old Mutual Asset Allocation Moderate Growth Portfolio                                           5,460          27,786        33,246
Old Mutual Asset Allocation Growth Portfolio                                                    5,176          21,602        26,778
____________________________________________________________________________________________________________________________________

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.
Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Relevant information regarding the impact of the
Act on the Funds will be contained within the Federal Tax Information footnote in the Funds' Annual Report for the fiscal year ending July 31, 2011.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments held by each Fund at January 31, 2011 were as follows:

                                                                                                                          Net
                                                                    Federal Tax      Unrealized       Unrealized       Unrealized
                                                                       Cost         Appreciation     Depreciation     Appreciation
                                                                      (000)            (000)            (000)            (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                    $37,455        $ 3,520           $   (90)          $3,430
Old Mutual Asset Allocation Balanced Portfolio                         65,964          7,152              (431)           6,721
Old Mutual Asset Allocation Moderate Growth Portfolio                  88,073         10,348            (4,300)           6,048
Old Mutual Asset Allocation Growth Portfolio                           52,481          6,710            (2,295)           4,415
____________________________________________________________________________________________________________________________________

                                                                 37

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JANUARY 31, 2011 (UNAUDITED)

9. NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In January 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value
Measurements." ASU 2010-06 which, among other disclosure items, requires the Funds to include disclosures on purchases, sales, issuances and settlements in the reconciliation of activity in Level 3 fair value measurements. This is effective for interim and annual reporting periods beginning after December 15, 2010. The Adviser has evaluated the implications of ASU No. 2010-06 and does not anticipate a material impact on the financial statements.

10. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements and has determined that there are no material events that would require disclosure in the Funds' financial statements.

                                                                 38

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888-772-2888; (ii) on the Trust's website at oldmutualfunds.com; and
(iii) on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2010 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free. In addition, the most recent list of portfolio holdings is available on the Trust's website at
oldmutualfunds.com.

                                                                 39

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - January 31, 2011

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended January 31, 2011.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six Month Period"
to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized       Expenses                                                                     Annualized       Expenses
                                    Beginning     Ending        Expense          Paid                                             Beginning     Ending        Expense          Paid
                                     Account      Account       Ratios          During                                             Account      Account       Ratios          During
                                      Value        Value      for the Six      Six Month                                            Value        Value      for the Six      Six Month
                                      8/1/10      1/31/11     Month Period      Period*                                            8/01/10      1/31/11     Month Period      Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class A                                  Old Mutual Asset Allocation Balanced Portfolio - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,058.00        0.61%          $3.16           Actual Fund Return               $1,000.00    $1,105.50        0.39%          $2.07
   Hypothetical 5% Return            1,000.00     1,022.13        0.61            3.11           Hypothetical 5% Return            1,000.00     1,023.24        0.39            1.99
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class C                                  Old Mutual Asset Allocation Balanced Portfolio - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,054.10        1.36            7.04           Actual Fund Return                1,000.00     1,105.00        0.39            2.07
   Hypothetical 5% Return            1,000.00     1,018.35        1.36            6.92           Hypothetical 5% Return            1,000.00     1,023.24        0.39            1.99
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class Z                                  Old Mutual Asset Allocation Moderate Growth Portfolio - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,059.20        0.36            1.87           Actual Fund Return                1,000.00     1,135.20        0.57            3.07
   Hypothetical 5% Return            1,000.00     1,023.39        0.36            1.84           Hypothetical 5% Return            1,000.00     1,022.33        0.57            2.91
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Institutional Class                      Old Mutual Asset Allocation Moderate Growth Portfolio - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,059.20        0.36            1.87           Actual Fund Return                1,000.00     1,130.40        1.32            7.09
   Hypothetical 5% Return            1,000.00     1,023.39        0.36            1.84           Hypothetical 5% Return            1,000.00     1,018.55        1.32            6.72
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio - Class A                                      Old Mutual Asset Allocation Moderate Growth Portfolio - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,104.20        0.64            3.39           Actual Fund Return                1,000.00     1,137.00        0.32            1.72
   Hypothetical 5% Return            1,000.00     1,021.98        0.64            3.26           Hypothetical 5% Return            1,000.00     1,023.59        0.32            1.63
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio - Class C                                      Old Mutual Asset Allocation Moderate Growth Portfolio - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,100.30        1.39            7.36           Actual Fund Return                1,000.00     1,170.00        0.32            1.75
   Hypothetical 5% Return            1,000.00     1,018.20        1.39            7.07           Hypothetical 5% Return            1,000.00     1,023.59        0.32            1.63
_________________________________________________________________________________________     _________________________________________________________________________________________

                                                                 40

                                                              Annualized       Expenses
                                    Beginning     Ending        Expense          Paid
                                     Account      Account       Ratios          During
                                      Value        Value      for the Six      Six Month
                                      8/1/10      1/31/11     Month Period      Period*
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class A
_________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,168.20        0.57%          $3.12
   Hypothetical 5% Return            1,000.00     1,022.33        0.57            2.91
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class C
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,163.40        1.32            7.20
   Hypothetical 5% Return            1,000.00     1,018.55        1.32            6.72
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class Z
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,169.30        0.32            1.75
   Hypothetical 5% Return            1,000.00     1,023.59        0.32            1.63
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,170.00        0.32            1.75
   Hypothetical 5% Return            1,000.00     1,023.59        0.32            1.63
_________________________________________________________________________________________

*  Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                                 41

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     |
     | 888.772.2888
     |
     | By Mail:
     |
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This semi-annual report is intended for the information of Old Mutual Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting
oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-11-006 03/2011

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                           SEMI-ANNUAL
                                                             REPORT

                                                           January 31, 2011

Old Mutual Analytic Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

TABLE OF CONTENTS

About This Report                                                                                   1

Message to Shareholders                                                                             3

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Analytic Fund
      Class A (ANAEX), Class C (ANCEX), Class Z (ANDEX), Institutional Class (ANIEX)                4

   Old Mutual Copper Rock Emerging Growth Fund
      Class A (OMARX), Class Z (OMZRX), Institutional Class (OMIRX)                                12

   Old Mutual International Equity Fund
      Class A (OMXAX), Class Z (OMXZX), Institutional Class (OMXIX)                                19

Statements of Assets & Liabilities                                                                 28

Statements of Operations                                                                           29

Statements of Changes in Net Assets                                                                30

Statement of Cash Flows                                                                            32

Financial Highlights                                                                               33

Notes to Financial Statements                                                                      36

Proxy Voting and Portfolio Holdings                                                                46

Fund Expenses Example                                                                              47

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free at 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable. Each of the Funds offers Class A, Class Z and Institutional Class shares. The Old Mutual Analytic Fund also offers Class C shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of January 31, 2011, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry or security of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of January 31, 2011, are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased will remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivatives purchased or sold.

                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The total return figures for the Morgan Stanley Capital International ("MSCI") EAFE®
Index assumes change in security prices and the deduction of local taxes. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Indexes:

Citigroup 3-month Treasury Bill Index

The unmanaged Citigroup 3-month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The 3-month Treasury Bill Indexes consist of the last three 3-month Treasury Bill issues.

MSCI EAFE Index

The unmanaged MSCI EAFE Index is a market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 2010, the MSCI EAFE Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland,
Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2500™ Growth Index

The unmanaged Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.
It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500®

The unmanaged Standard & Poor's 500 ("S&P 500") is a market value-weighted index that measures the performance of U.S. large-cap common stocks across all major industries.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

                                                                 2

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The beginning of the six-month period ending January 31, 2011, looked promising for investors as the majority of global equity markets posted double-digit returns; however, this simply obscured the underlying volatility that market participants were up against. The third quarter of 2010 in particular experienced significant volatility as correlations reached all-time highs and the persistent fears of a double-dip recession loomed. Nevertheless, investors seemed to look past these concerns and focus on the economy's bright spots - specifically, promising economic data and the anticipation of mid-term elections.

Equity markets rallied in the fourth quarter of 2010 following an exceptionally strong September, and concerns from the third quarter were cast aside as the U.S. saw an improvement in its employment picture and many were hopeful for a successful holiday-spending season. Furthermore, central banks around the world - including those in Japan, Europe and the U.S. - expressed their commitment to a second round of monetary easing measures. Investors were focused on the potential for growth in 2011 and began bidding up riskier stocks, which drove the markets up in a December rally. This rally was also aided by President Obama's announcement to extend the Bush-era tax rates. The final month of the semi-annual period, January, dampened conditions somewhat as a result of the tumultuous events in Egypt, but volatility still continued to decline and the markets continued to reward higher quality companies. This leads us to be optimistic about the year ahead, especially in light of the two extreme years we experienced in 2009 and 2010.

Going forward, Old Mutual Capital and the sub-advisers to your Funds will continue to monitor and evaluate the economic environment as we manage the money with which you have entrusted us. As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the Old Mutual Funds I portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                 3

OLD MUTUAL ANALYTIC FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the six-month period ended January 31, 2011, Class A shares of the Old Mutual Analytic Fund returned 11.20% at net asset value, while the S&P 500 returned 17.93% and the Citigroup 3-month Treasury Bill Index returned 0.08%.

o    Sectors that contributed positively to performance included information technology, health care and financials. On the contrary, consumer staples, telecommunication services and materials were among the sectors that detracted from performance.

o    Long positions in ConocoPhillips, International Business Machines and Ford Motor Company were among the top contributors for the period.

o    Among the top detractors for the period were short positions in Ciena, Monster Worldwide and MEMC Electronic Materials (no
     longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2011, Class A shares of the Old Mutual Analytic Fund (the "Fund") returned 11.20%
     at net asset value, while the S&P 500 returned 17.93% and the Citigroup 3-month Treasury Bill Index returned 0.08%. Performance for all share classes can be found on page 6.

Q.   What investment environment did the Fund face during the past period?

A.   The nearly double-digit percentage returns posted by the majority of global equity markets during the beginning of the period obscured the underlying volatility that market participants were experiencing. There was a sharp shift during the month of
     August, which was largely reversed before the end of the third quarter. This, however, continued the tendency for shifts in market sentiment as markets struggled, which handicapped the strength and persistence of a sluggish economic recovery. By the end of the period, central banks around the world - including those in Japan, Europe and the U.S. - addressed the fact that they were committed to a second round of monetary easing measures. Investors were also focused on the potential for growth in
     2011 and began bidding up riskier stocks, which drove the markets up in a December rally that was aided by President Obama's announcement to extend the Bush-era tax rates. During the final month of the period, excluding the month-end escalation due to the turmoil in Egypt, volatility continued to decline on the back of continued positive economic news and earnings growth.

Q.   Which market factors influenced the Fund's relative performance?

A.   The equity portion of the Fund added to the total return during the period, but slightly underperformed relative to the S&P
     500. Overweight exposures to certain factors such as relative earnings yield and price momentum performed well, as did an overweight to predicted earnings-to-price ratios. In addition, negative exposures to companies with above-average insider selling and an attractive Consumer Price Index beta contributed positively to performance as investors penalized these characteristics over the period. Positive exposure to companies with above-average financial leverage and high dividend yields, as well as those with above-average analyst revisions detracted from performance over the period as investors penalized these measures. Negative exposure to companies with high projected earnings growth and above-average sales-per-share volatility also dampened performance, as investors rewarded these measures.

     Option positions detracted from the overall performance of the Fund during the period as the market continued to climb, but continued to lower the overall risk of the Fund. While calls written on the S&P 500 and ISE Sentiment Index added value, they were not able to overcome the performance of calls written on the S&P 100 Index and Russell 2000 Index, which subtracted value during the semi-annual period.

     The global asset allocation overlay portion of the Fund was removed in September 2010.

Analytic Fund

                                                                 4

Q.   How did portfolio composition affect Fund performance?

A.   Sectors that contributed positively to performance included information technology, health care and financials. On the contrary, consumer staples, telecommunication services and materials were among the sectors that detracted from performance.

     Long positions in ConocoPhillips, International Business Machines and Ford Motor Company were among the top contributors for the period. ConocoPhillips, an international energy company, saw its stock price rise during the period as crude oil prices increased, helping lift the company's profits. Shares of International Business Machines, an information technology company, rose following the announcement of an increase in services contracts - a move investors saw as an indicator of higher revenue down the line due to outsourcing. Automobile producer Ford Motor Company announced that its annual profits are expected to be the best in more than a decade, primarily due to an increase in truck sales and an ability to aggressively price its cars.

     Among the top detractors for the period were short positions in Ciena, Monster Worldwide and MEMC Electronic Materials (no
     longer a Fund holding). The Fund's position in Ciena, a provider of communications networking equipment, was impacted by the announcement that the company was selected to aid in building out telecommunications within Russia's Urals region. Monster
     Worldwide, a provider of global online employment solutions, saw an increase in its share price based on the announcement that jobless claims declined in November. Also, with more and more signs pointing toward an economic recovery, Monster Worldwide saw large increases in renewals and new customers. MEMC Electronic Materials, a manufacturer and seller of wafers, announced that one of its subsidiaries, SunEdison, was awarded a solar service contract with Davis-Monthan Air Force Base in Arizona.

     It is important to note that the Fund is involved in the investment of derivative instruments. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. Derivative use poses risks different from, or greater than, those associated with a direct investment in the securities underlying the Fund's Index.

Q.   What is the investment outlook for the U.S. large-cap stock market?

A.   Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser, intends to continue to emphasize stocks with attractive cash flow-to-price ratios. Analytic also intends to focus on select companies with above-average asset utilization, while de-emphasizing companies with higher-than-average analyst dispersion and growth in market. Analytic further anticipates continuing to seek to emphasize companies with above-average historical earnings-to-price ratios and momentum, while moving away from companies with high sales-per-share volatility and above-average insider selling.

     Analytic's process is based on the fundamental belief that there is consistency in the types of characteristics investors prefer. If this holds going forward, Analytic believes the Fund should benefit from being properly positioned toward stocks with characteristics favored by investors.

Top Ten Holdings
as of January 31, 2011*

Apple                                                                       4.5%
___________________________________________________________________________________

International Business
Machines                                                                    3.9%
___________________________________________________________________________________

Chevron                                                                     3.9%
___________________________________________________________________________________

AT&T                                                                        3.5%
___________________________________________________________________________________

ConocoPhillips                                                              3.3%
___________________________________________________________________________________

Amgen                                                                       2.8%
___________________________________________________________________________________

Marathon Oil                                                                2.7%
___________________________________________________________________________________

Viacom, Cl B                                                                2.6%
___________________________________________________________________________________

Coca-Cola Enterprises                                                       2.5%
___________________________________________________________________________________

Chimera Investment                                                          2.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           32.2%
___________________________________________________________________________________

* Top Ten Holdings are all long positions.

                                                                                                                       Analytic Fund

                                                                 5

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                   Annualized       Annualized      Annualized
                                           Inception          6 Month     1 Year     5 Year           10 Year        Inception
                                             Date             Return      Return     Return           Return          to Date
____________________________________________________________________________________________________________________________________
Class A with load                           03/31/05           4.81%       8.32%     (4.78)%            n/a           (2.55)%
Class A without load                        03/31/05          11.20%      14.89%     (3.65)%            n/a           (1.56)%
Class C with load                           03/31/05           9.73%      13.01%     (4.36)%            n/a           (2.28)%
Class C without load                        03/31/05          10.73%      14.01%     (4.36)%            n/a           (2.28)%
Class Z                                     07/01/78          11.31%      15.10%     (3.43)%           0.98%           8.53% (1)
Institutional Class                         12/09/05 (2)      11.40%      15.19%     (3.38)%            n/a           (3.31)%
S&P 500                                     07/01/78          17.93%      22.19%      2.24%            1.30%          11.55%
Citigroup 3-month Treasury Bill Index       07/01/78           0.08%       0.14%      2.23%            2.20%           5.66%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's
Class A, Class C, Class Z and Institutional Class shares (as reported in the November 23, 2010 prospectus) are 2.18% and 1.79%;
2.82% and 2.54%; 1.59% and 1.53%; and 2.75% and 1.42%, respectively.

On December 9, 2005, Old Mutual Analytic Fund (the "Fund") acquired substantially all the assets and liabilities of the Analytic
Defensive Equity Fund, a series of The Advisors' Inner Circle Fund (the "Predecessor Fund"). On June 24, 2002, the Predecessor Fund
acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II.
Substantially similar strategies and policies were used to manage each of the funds. The Fund's Class Z shares are the successor class of the Predecessor Fund's Institutional Class. The Fund's Institutional Class is new.

(1)  Based on Predecessor Fund's inception date of July 1, 1978. Total return is annualized.

(2)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 16, 2005.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic Fund, Class Z	S&P 500 Index	Citigroup 3-Month T-Bill Index
7/31/00	10,000	10,000	10,000
7/31/01	9,804	8,567	10,546
7/31/02	8,602	6,543	10,787
7/31/03	9,228	7,239	10,932
7/31/04	10,577	8,193	11,038
7/31/05	13,008	9,344	11,281
7/31/06	13,549	9,847	11,744
7/31/07	14,949	11,435	12,338
7/31/08	13,086	10,167	12,715
7/31/09	9,590	8,137	12,797
7/31/10	9,985	9,263	12,813
1/31/11	11,114	10,924	12,823

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
July 31, 2000 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other shares will vary due to differences in sales charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings* as of January 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Utilities	2.1%
Telecommunication Services	4.9%
Materials	3.1%
Information Technology	21.1%
Industrials	5.4%
Health Care	13.6%
Financials	13.6%
Energy	13.5%
Consumer Staples	9.4%
Consumer Discretionary	13.2%
Cash Equivalents	0.1%

* sector weightings include only long positions.

                                                                 6

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 122.0%                                                      Commercial Services-Finance - 0.5%
Aerospace/Defense - 1.4%                                                   H&R Block                                 27,167       $       340
Lockheed Martin                            4,279       $       341                                                                ______________
Northrop Grumman                           8,838               612
                                                       ______________      Total Commercial Services-Finance                              340
                                                                           _____________________________________________________________________
Total Aerospace/Defense                                        953
_____________________________________________________________________      Computer Aided Design - 0.5%
                                                                           Autodesk*                                  8,191               333
Airlines - 1.8%                                                                                                                   ______________
United Continental Holdings*              49,511             1,257
                                                       ______________      Total Computer Aided Design                                    333
                                                                           _____________________________________________________________________
Total Airlines                                               1,257
_____________________________________________________________________      Computer Services - 7.6%
                                                                           Cognizant Technology Solutions, Cl A* (B)  26,845            1,958
Applications Software - 1.1%                                               International Business Machines (B)        20,616            3,340
Microsoft                                 27,423               760                                                                ______________
                                                       ______________
                                                                           Total Computer Services                                      5,298
Total Applications Software                                    760         _____________________________________________________________________
_____________________________________________________________________
                                                                           Computers - 5.5%
Auto-Cars/Light Trucks - 1.2%                                              Apple* (B)                                 11,380            3,862
Ford Motor Company* (B)                   52,438               836                                                                ______________
                                                       ______________
                                                                           Total Computers                                              3,862
Total Auto-Cars/Light Trucks                                   836         _____________________________________________________________________
_____________________________________________________________________
                                                                           Computers-Peripheral Equipment - 0.1%
Beverages-Non-Alcoholic - 3.1%                                             Lexmark International, Cl A*                2,462               86
Coca-Cola Enterprises (B)                 85,595             2,153                                                                ______________
                                                       ______________
                                                                           Total Computers-Peripheral Equipment                            86
Total Beverages-Non-Alcoholic                                2,153         _____________________________________________________________________
_____________________________________________________________________
                                                                           Cosmetics & Toiletries - 0.2%
Building & Construction Products-Miscellaneous - 0.3%                      Procter & Gamble                            1,701              107
Owens Corning*                             6,163               206                                                                ______________
                                                       ______________
                                                                           Total Cosmetics & Toiletries                                   107
Total Building & Construction Products-Miscellaneous           206         _____________________________________________________________________
_____________________________________________________________________
                                                                           Distribution/Wholesale - 0.3%
Cable/Satellite TV - 2.1%                                                  WW Grainger                                 1,608              211
Time Warner Cable (B)                     21,455             1,455                                                                ______________
                                                       ______________
                                                                           Total Distribution/Wholesale                                   211
Total Cable/Satellite TV                                     1,455         _____________________________________________________________________
_____________________________________________________________________
                                                                           Diversified Banking Institutions - 3.8%
Cellular Telecommunications - 1.7%                                         Citigroup* (B)                            196,049              945
MetroPCS Communications*                  68,459               885         JPMorgan Chase (B)                         38,794            1,743
Sprint Nextel*                            59,969               271                                                                ______________
                                                       ______________
                                                                           Total Diversified Banking Institutions                       2,688
Total Cellular Telecommunications                            1,156         _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Products - 1.3%
Chemicals-Diversified - 0.5%                                               Amazon.com*                                 5,386              914
E.I. du Pont de Nemours                    6,890               349                                                                ______________
                                                       ______________
                                                                           Total E-Commerce/Products                                      914
Total Chemicals-Diversified                                    349         _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Services - 1.8%
Chemicals-Specialty - 0.4%                                                 eBay*                                       3,305              100
Lubrizol                                   2,765               297         NetFlix*                                    5,357            1,147
                                                       ______________                                                             ______________

Total Chemicals-Specialty                                      297         Total E-Commerce/Services                                    1,247
_____________________________________________________________________      _____________________________________________________________________

Commercial Banks-Eastern US - 3.8%                                         Electric-Integrated - 2.6%
CIT Group* (B)                            41,582             1,983         Exelon (B)                                 40,811            1,735
M&T Bank                                   8,049               696         Progress Energy                             1,011               45
                                                       ______________                                                             ______________

Total Commercial Banks-Eastern US                            2,679         Total Electric-Integrated                                    1,780
_____________________________________________________________________      _____________________________________________________________________

Commercial Banks-Western US - 0.7%                                         Electronic Components-Miscellaneous - 4.0%
East West Bancorp                         22,100               480         Jabil Circuit (B)                          75,671            1,529
                                                       ______________      Vishay Intertechnology* (B)                74,837            1,235
                                                                                                                                  ______________
Total Commercial Banks-Western US                              480
_____________________________________________________________________      Total Electronic Components-Miscellaneous                    2,764
                                                                           _____________________________________________________________________

                                                                 7

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - 3.7%                                Medical Products - 0.4%
Advanced Micro Devices*                   98,108       $       768         Johnson & Johnson                          1,197       $        72
Intel                                     30,500               655         Zimmer Holdings*                           3,762               223
Texas Instruments                         34,773             1,179                                                                ______________
                                                       ______________
                                                                           Total Medical Products                                         295
Total Electronic Components-Semiconductors                   2,602         _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Biomedical/Genetic - 7.4%
Electronic Design Automation - 0.0%                                        Amgen* (B)                                43,044             2,371
Cadence Design Systems*                    1,163                10         Biogen Idec* (B)                          26,448             1,732
                                                       ______________      Genzyme*                                   1,174                86
                                                                           Gilead Sciences*                          26,066             1,000
Total Electronic Design Automation                              10                                                                ______________
_____________________________________________________________________
                                                                           Total Medical-Biomedical/Genetic                             5,189
Engines-Internal Combustion - 0.4%                                         _____________________________________________________________________
Cummins                                    2,581               273
                                                       ______________      Medical-Drugs - 0.6%
                                                                           Eli Lilly                                 12,613               439
Total Engines-Internal Combustion                              273                                                                ______________
_____________________________________________________________________
                                                                           Total Medical-Drugs                                            439
Finance-Other Services - 0.8%                                              _____________________________________________________________________
NYSE Euronext                             17,024               541
                                                       ______________      Medical-HMO - 3.0%
                                                                           Humana*                                   14,467               839
Total Finance-Other Services                                   541         UnitedHealth Group (B)                    23,429               962
_____________________________________________________________________      WellPoint*                                 4,108               255
                                                                                                                                  ______________
Food-Meat Products - 2.6%
Smithfield Foods*                         17,983               358         Total Medical-HMO                                            2,056
Tyson Foods, Cl A (B)                     87,268             1,436         _____________________________________________________________________
                                                       ______________
                                                                           Medical-Wholesale Drug Distributors - 4.8%
Total Food-Meat Products                                     1,794         AmerisourceBergen                         24,679               885
_____________________________________________________________________      Cardinal Health (B)                       47,907             1,989
                                                                           McKesson                                   6,250               470
Forestry - 1.2%                                                                                                                   ______________
Weyerhaeuser                              36,469               845
                                                       ______________      Total Medical-Wholesale Drug Distributors                    3,344
                                                                           _____________________________________________________________________
Total Forestry                                                 845
_____________________________________________________________________      Metal-Copper - 0.8%
                                                                           Freeport-McMoRan Copper & Gold             5,114               556
Gold Mining - 2.0%                                                                                                                ______________
Newmont Mining                            25,761             1,419
                                                       ______________      Total Metal-Copper                                             556
                                                                           _____________________________________________________________________
Total Gold Mining                                            1,419
_____________________________________________________________________      Multimedia - 3.2%
                                                                           Viacom, Cl B (B)                          53,459             2,221
Home Decoration Products - 1.2%                                                                                                   ______________
Newell Rubbermaid                         42,288               814
                                                       ______________      Total Multimedia                                             2,221
                                                                           _____________________________________________________________________
Total Home Decoration Products                                 814
_____________________________________________________________________      Non-Hazardous Waste Disposal - 2.2%
                                                                           Waste Management                          41,421             1,569
Hotels & Motels - 0.4%                                                                                                            ______________
Marriott International, Cl A               7,221               285
                                                       ______________      Total Non-Hazardous Waste Disposal                           1,569
                                                                           _____________________________________________________________________
Total Hotels & Motels                                          285
_____________________________________________________________________      Oil Companies-Exploration & Production - 2.4%
                                                                           Apache                                     6,623               791
Internet Security - 0.0%                                                   Devon Energy                               2,534               225
McAfee*                                      246                12         Occidental Petroleum                       4,242               410
                                                       ______________      Whiting Petroleum*                         1,881               238
                                                                                                                                  ______________
Total Internet Security                                         12
_____________________________________________________________________      Total Oil Companies-Exploration & Production                 1,664
                                                                           _____________________________________________________________________
Life/Health Insurance - 2.2%
Prudential Financial (B)                  25,429             1,564         Oil Companies-Integrated - 12.5%
                                                       ______________      Chevron (B)                               34,466             3,272
                                                                           ConocoPhillips (B)                        39,340             2,811
Total Life/Health Insurance                                  1,564         Exxon Mobil                                4,095               330
_____________________________________________________________________      Marathon Oil (B)                          50,427             2,305
                                                                                                                                  ______________
Machinery-Construction & Mining - 0.2%
Joy Global                                 1,386               121         Total Oil Companies-Integrated                               8,718
                                                       ______________      _____________________________________________________________________

Total Machinery-Construction & Mining                          121
_____________________________________________________________________

Medical Instruments - 0.3%
Medtronic                                  4,539               174
                                                       ______________

Total Medical Instruments                                      174
_____________________________________________________________________

                                                                 8

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Oil Refining & Marketing - 1.3%                                            Software Tools - 0.9%
Valero Energy                                 35,570   $        902        VMware, Cl A*                                  7,401   $        633
                                                       ______________                                                             ______________

Total Oil Refining & Marketing                                  902        Total Software Tools                                            633
_____________________________________________________________________      _____________________________________________________________________

Oil-Field Services - 0.3%                                                  Super-Regional Banks-US - 0.2%
Halliburton                                    4,952            223        Keycorp                                        5,791             52
                                                       ______________      Wells Fargo                                    2,987             97
                                                                                                                                  ______________
Total Oil-Field Services                                        223
_____________________________________________________________________      Total Super-Regional Banks-US                                   149
                                                                           _____________________________________________________________________
Pharmacy Services - 0.1%
SXC Health Solutions*                          1,916             92        Telecommunication Services - 0.2%
                                                       ______________      Virgin Media                                   6,750            170
                                                                                                                                  ______________
Total Pharmacy Services                                          92
_____________________________________________________________________      Total Telecommunication Services                                170
                                                                           _____________________________________________________________________
Publishing-Newspapers - 0.4%
Gannett                                       20,728            306        Telephone-Integrated - 4.3%
                                                       ______________      AT&T (B)                                     109,177          3,005
                                                                                                                                  ______________
Total Publishing-Newspapers                                     306
_____________________________________________________________________      Total Telephone-Integrated                                    3,005
                                                                           _____________________________________________________________________
REITS-Mortgage - 3.0%
Chimera Investment (B)                       504,251          2,118        Tobacco - 3.6%
                                                       ______________      Lorillard                                     11,392            857
                                                                           Philip Morris International (B)               28,345          1,622
Total REITS-Mortgage                                          2,118                                                               ______________
_____________________________________________________________________
                                                                           Total Tobacco                                                 2,479
Retail-Consumer Electronics - 2.7%                                         _____________________________________________________________________
Best Buy (B)                                  54,885          1,866
                                                       ______________      Wireless Equipment - 2.3%
                                                                           Motorola* (B)                                 40,704          1,578
Total Retail-Consumer Electronics                             1,866                                                               ______________
_____________________________________________________________________
                                                                           Total Wireless Equipment                                      1,578
Retail-Discount - 2.1%                                                                                                            ______________
Wal-Mart Stores (B)                           26,463          1,484
                                                       ______________      Total Common Stock (Cost $73,596)                            85,191
                                                                           _____________________________________________________________________
Total Retail-Discount                                         1,484
_____________________________________________________________________      Affiliated Mutual Fund - 0.2%
                                                                           Old Mutual Cash Reserves Fund,
Retail-Regional Department Store - 0.3%                                       Institutional Class, 0.07% (A)            139,256            139
Macy's                                         9,164            212                                                               ______________
                                                       ______________
                                                                           Total Affiliated Mutual Fund (Cost $139)                        139
Total Retail-Regional Department Store                          212        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments - 122.2% (Cost $73,735)                    85,330
Retail-Restaurants - 0.0%                                                  _____________________________________________________________________
Darden Restaurants                               533             25
                                                       ______________      Securities Sold Short - (19.9)%
                                                                           Advertising Sales - (0.3)%
Total Retail-Restaurants                                         25        Clear Channel Outdoor Holdings, Cl A             (13)          (179)
_____________________________________________________________________                                                             ______________

Rubber-Tires - 0.3%                                                        Total Advertising Sales                                        (179)
Goodyear Tire & Rubber*                       20,083            239        _____________________________________________________________________
                                                       ______________
                                                                           Beverages-Wine/Spirits - (0.0)%
Total Rubber-Tires                                              239        Central European Distribution*                  (457)           (11)
_____________________________________________________________________                                                             ______________

S & L/Thrifts-Eastern US - 0.4%                                            Total Beverages-Wine/Spirits                                    (11)
New York Community Bancorp (B)                16,250            298        _____________________________________________________________________
                                                       ______________
                                                                           Broadcast Services/Programming - (1.4)%
Total S & L/Thrifts-Eastern US                                  298        Liberty Media - Capital, Ser A*              (15,264)        (1,002)
_____________________________________________________________________                                                             ______________
S & L/Thrifts-Western US - 0.4%
Washington Federal                            15,306            265        Total Broadcast Services/Programming                         (1,002)
                                                       ______________      _____________________________________________________________________

Total S & L/Thrifts-Western US                                  265        Building Products-Cement/Aggregate - (0.0)%
_____________________________________________________________________      Eagle Materials                                 (829)           (24)
                                                                                                                                  ______________
Schools - 0.6%
Career Education*                              6,434            144        Total Building Products-Cement/Aggregate                        (24)
ITT Educational Services*                      4,366            287        _____________________________________________________________________
                                                       ______________

Total Schools                                                   431
_____________________________________________________________________

                                                                 9

OLD MUTUAL ANALYTIC FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

_____________________________________________________________________    _____________________________________________________________________

Description                               Shares        Value (000)                                                Shares/
_____________________________________________________________________    Description                              Contracts      Value (000)
                                                                         _____________________________________________________________________
Building-Residential/Commercial - (1.2)%
MDC Holdings                                  (1,263)  $        (39)     Oil Companies-Exploration & Production - (3.1)%
Toll Brothers*                               (39,711)          (804)     Atlas Energy*                                   (817)  $        (36)
                                                       ______________    Cobalt International Energy*                 (22,537)          (305)
                                                                         Southwestern Energy*                         (46,401)        (1,833)
Total Building-Residential/Commercial                          (843)                                                            ______________
_____________________________________________________________________
                                                                         Total Oil Companies-Exploration & Production                 (2,174)
Cellular Telecommunications - (0.8)%                                     _____________________________________________________________________
Leap Wireless International*                 (38,435)          (537)
                                                       ______________    Private Corrections - (0.2)%
                                                                         Corrections Corp of America*                  (5,158)          (128)
Total Cellular Telecommunications                              (537)                                                            ______________
_____________________________________________________________________
                                                                         Total Private Corrections                                      (128)
Commercial Banks-Central US - (0.0)%                                     _____________________________________________________________________
Marshall & Ilsley                             (1,992)           (14)
                                                       ______________    REITS-Office Property - (0.7)%
                                                                         Douglas Emmett                               (25,279)          (466)
Total Commercial Banks-Central US                               (14)                                                            ______________
_____________________________________________________________________
                                                                         Total REITS-Office Property                                    (466)
Computers-Integrated Systems - (1.0)%                                    _____________________________________________________________________
Brocade Communications Systems*             (127,177)          (717)
                                                       ______________    Telecommunication Equipment-Fiber Optics - (1.6)%
                                                                         Ciena*                                       (50,459)        (1,112)
Total Computers-Integrated Systems                             (717)                                                            ______________
_____________________________________________________________________
                                                                         Total Telecommunication Equipment-Fiber Optics               (1,112)
Diagnostic Kits - (0.8)%                                                 _____________________________________________________________________
Alere*                                       (13,392)          (525)
                                                       ______________    Telecommunication Services - (0.6)%
                                                                         Clearwire, Cl A*                             (77,112)          (408)
Total Diagnostic Kits                                          (525)                                                            ______________
_____________________________________________________________________
                                                                         Total Telecommunication Services                               (408)
Distribution/Wholesale - (0.4)%                                          _____________________________________________________________________
LKQ*                                         (10,231)          (247)
                                                       ______________    Television - (1.1)%
                                                                         Central European Media Enterprises, Cl A*    (41,556)          (756)
Total Distribution/Wholesale                                   (247)                                                            ______________
_____________________________________________________________________
                                                                         Total Television                                               (756)
Electronic Components-Semiconductors - (0.1)%                            _____________________________________________________________________
Rambus*                                       (4,649)           (95)
                                                       ______________    Wireless Equipment - (0.8)%
                                                                         SBA Communications, Cl A*                    (14,300)          (583)
Total Electronic Components-Semiconductors                      (95)                                                            ______________
_____________________________________________________________________
                                                                         Total Wireless Equipment                                       (583)
Finance-Investment Banker/Broker - (0.3)%                                                                                       ______________
Interactive Brokers Group, Cl A              (13,365)          (216)
                                                       ______________    Total Securities Sold Short
                                                                            (Proceeds received $(12,742))                            (13,882)
Total Finance-Investment Banker/Broker                         (216)     _____________________________________________________________________
_____________________________________________________________________
                                                                         Written Option Contracts - (5.4)%
Financial Guarantee Insurance - (0.5)%                                   Call Options -(5.3)%
MBIA*                                        (30,360)          (325)     S&P 100 Index
                                                       ______________       February 2011, 100 Call
                                                                            Strike Price: $530                           (716)        (3,716)
Total Financial Guarantee Insurance                            (325)     Put Options - (0.1)%
_____________________________________________________________________    S&P 500 Index
                                                                            February 2011, 100 Put
Human Resources - (0.9)%                                                    Strike Price: $1,290                          (40)           (83)
Monster Worldwide*                           (39,310)          (655)                                                            ______________
                                                       ______________
                                                                         Total Written Option Contracts
Total Human Resources                                          (655)        (Proceeds received $(3,798))                              (3,799)
_____________________________________________________________________    _____________________________________________________________________

Life/Health Insurance - (0.0)%                                           Other Assets and Liabilities, Net - 3.1%                      2,173
Aflac                                           (128)            (7)     _____________________________________________________________________
                                                       ______________
                                                                         Total Net Assets - 100.0%                              $     69,822
Total Life/Health Insurance                                      (7)     _____________________________________________________________________
_____________________________________________________________________

Medical-Biomedical/Genetic - (4.1)%
Dendreon*                                    (25,264)          (885)
Human Genome Sciences*                       (21,541)          (523)
Vertex Pharmaceuticals*                      (37,286)        (1,450)
                                                       ______________

Total Medical-Biomedical/Genetic                             (2,858)
_____________________________________________________________________

                                                                 10

Other Information:

The Old Mutual Analytic Fund invested in various derivative instruments during the semi-annual period ended January 31, 2011. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk. Refer to Note 2 in the
Notes to Financial Statements for further discussion about these risks and the objectives for utilizing derivative instruments. The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of
Assets and Liabilities and Statement of Operations are presented in the tables below.

The fair value of derivative instruments as of January 31, 2011 by risk category (000):

                                                                                   Liability Derivatives
                                                                          __________________________________________________________

                                                                                     Statement of Asset
Derivatives not designated as hedging instruments,                                     and Liabilities
carried at fair value                                                                     Location                        Fair Value
____________________________________________________________________________________________________________________________________

   Equity contracts                                                              Written Options
                                                                                    Contracts, at Value                     (3,799)
                                                                                                                           _______

Total                                                                                                                      $(3,799)
                                                                                                                           _______

The effects of derivative instruments on the Statement of Operations for the semi-annual period ended January 31, 2011 are as follow
(000):

                               Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
____________________________________________________________________________________________________________________________________

                                                                           Forward Foreign    Purchased        Written
Derivatives not designated as hedging instruments,          Futures           Currency          Option         Option
carried at fair value                                      Contracts          Contracts       Contracts       Contracts      Total
____________________________________________________________________________________________________________________________________

   Equity Contracts                                          $216                $-             $211          $(4,375)      $(3,948)
   Foreign exchange contracts                                   -                 6                -                -             6
                                                             ____                __             ____          _______       _______

Total                                                        $216                $6             $211          $(4,375)      $(3,942)
                                                             ____                __             ____          _______       _______

                      Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
____________________________________________________________________________________________________________________________________

                                                                           Forward Foreign    Purchased        Written
Derivatives not designated as hedging instruments,          Futures           Currency          Option         Option
carried at fair value                                      Contracts          Contracts       Contracts       Contracts      Total
____________________________________________________________________________________________________________________________________

   Equity Contracts                                           $78               $  -             $40            $413          $531
   Foreign exchange contracts                                   -                107               -               -           107
                                                              ___               ____             ___            ____          ____

Total                                                         $78               $107             $40            $413          $638
                                                              ___               ____             ___            ____          ____

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of January 31, 2011 in valuing the Fund's net assets were as follows (000):

           Description                                          Level 1             Level 2             Level 3              Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                $ 85,191                $-                  $-              $ 85,191
   Affiliated Mutual Fund                                           139                 -                   -                   139
Securities Sold Short
   Securities Sold Short                                        (13,882)                -                   -               (13,882)
Other Financial Instruments
   Written Option Contracts                                      (3,799)                -                   -                (3,799)
____________________________________________________________________________________________________________________________________

Total Investments                                              $ 67,649                $-                  $-              $ 67,649
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 11

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Performance Highlights

o    For the six-month period ended January 31, 2011, the Old Mutual Copper Rock Emerging Growth Fund outperformed its benchmark, the Russell 2500 Growth Index. The Fund's Class A shares posted a 27.56% return at net asset value versus a 24.43% return for the Index.

o    Stock selection within the information technology, consumer discretionary and industrials sectors contributed most positively to the Fund's performance. On the downside, the Fund had marginal underperformance in the consumer staples and utilities sectors.

o    Among the stocks that contributed positively to Fund performance were technology companies Skyworks Solutions and Riverbed
     Technology.

o    Stocks that detracted from Fund performance were digital technology services provider DG FastChannel (no longer a Fund holding) and specialty retail apparel brand Express (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2011, the Old Mutual Copper Rock Emerging Growth Fund (the "Fund") outperformed its benchmark, the Russell 2500 Growth Index (the "Index"). The Fund's Class A shares posted a 27.56% return at net asset value versus a 24.43% return for the Index. Performance for all share classes can be found on page 14.

Q.   What investment environment did the Fund face during the past period?

A.   The third quarter of 2010 experienced substantial volatility as correlations spiked to all-time highs and fears of a double-dip recession continued to cast a lingering shadow across the markets. These fears dissipated by quarter's end as all markets were up substantially for the period. Volatility fluctuated as the market moved back and forth from risk-on to risk-off and back again. The highest beta stocks outperformed the lowest beta stocks by margins of more than 800 basis points in July and September, causing tremendous headwinds for active, fundamental growth managers. Nevertheless, the energy, information technology and materials sectors rallied on these extreme beta moves. As the quarter came to a close, some encouraging economic data, combined with the anticipation of mid-term elections, led investors to finally grow more confident in the markets. As a result the markets rallied strongly and, by September, the Russell 2000 Index had recorded its best September since 1939.

     The equity markets continued their rally in the fourth quarter of 2010 following the strong month of September. As Copper Rock
     Capital Partners, LLC ("Copper Rock"), the Fund's sub-adviser, had been patiently anticipating all year, earnings finally started to matter during the quarter as a differentiation in relative performance for stocks with stronger earnings began to emerge. Fears of a double-dip recession were cast aside as investors started to see improvement in the employment picture and brighter spots for a U.S. recovery ahead of the holiday-spending season. And, while October and November continued to reward growth names, the smallest and lower quality stocks rallied in December. Nevertheless, growth still outperformed value for the quarter and for the year.

     In January 2011, the markets cooled off a bit from the big rally in the fourth quarter of 2010, but they continued to reward higher quality companies.

Q.   Which market factors influenced the Fund's relative performance?

A.   During the six-month period, the Fund benefited from strong stock selection broadly across the portfolio. The markets began to reward companies with good fundamentals and those that met their earnings expectations, as was evident as the markets began to normalize and correlations fell lower beginning in September. There was significant contribution from the information technology sector and, in particular, those stocks related to the cloud computing and connected devices theme that Copper Rock has identified through its bottom-up stock selection. Copper Rock believes further proliferation of connected mobile and computing devices like smartphones and tablets, and the need for faster delivery of growing content across networks, should continue to drive business to Fund holdings such as Skyworks Solutions and Riverbed Technology.

Copper Rock Emerging Growth Fund

                                                                 12

Q.   How did portfolio composition affect Fund performance?

A.   For the six-month period, stock selection within the information technology, consumer discretionary and industrials sectors contributed most positively to the Fund's performance. On the downside, the Fund had marginal underperformance in the consumer staples and utilities sectors.

     Among the stocks that contributed positively to Fund performance were technology companies Skyworks Solutions and Riverbed
     Technology. During the fourth quarter, Skyworks Solutions reported another strong quarter and once again revised earnings upward. Skyworks Solutions is a provider of power amplifiers and other semiconductor products critical in the design of mobile and computing devices like smartphones and tablets. Copper Rock believes the proliferation of these devices should continue to drive more business to Skyworks Solutions. Also along the theme of connected device-cloud and mobile-computing technology, the
     Fund's position in Riverbed Technology contributed nicely during the period. Cloud computing and virtualization continue to put pressure on networks, and Riverbed Technology's network optimization products are in high demand to solve this problem, allowing the company to hold a firm pricing structure and drive higher incremental operating margins.

     On the other side of the equation, stocks that detracted from Fund performance were digital technology services provider DG
     FastChannel (no longer a Fund holding) and specialty retail apparel brand Express (no longer a Fund holding). DG FastChannel pre-announced negative third-quarter results at the end of August, just three weeks after reporting very strong second-quarter results. Many were expecting similar strong results and this pre-announcement was very surprising. Copper Rock exited the stock, as the firm's investment thesis was not confirmed. The men's and women's clothing retailer, Express, reported strong fundamentals in the third quarter along with solid margin improvements. However, the retail sector fell out of favor due to weak industry news and traffic trends around the back-to-school time period. The stock reacted negatively to this news and suffered throughout the remainder of the third quarter.

Q.   What is the investment outlook for the small-cap growth market?

A.   At the start of 2011, Copper Rock is encouraged by the Fund's prospects as correlations continue to fall and company fundamentals and earnings are back in focus. Copper Rock expects U.S. gross domestic product (GDP) to be within a tighter range going forward, which, with a slower growth environment, should lend itself to a market backdrop where there is more stock differentiation and stocks should be rewarded for having strong and sustainable growth rates.

     Copper Rock continues to find ideas across all sectors through fundamental, bottom-up stock selection. And, as Copper Rock progresses through 2011, the firm will continue to be patient in its execution and remain positioned with high-quality companies that can grow into much larger ones.

Top Ten Holdings
as of January 31, 2011

iShares Russell Midcap
Growth Index Fund                                                           4.9%
___________________________________________________________________________________

iShares Russell 2000
Growth Index Fund                                                           4.6%
___________________________________________________________________________________

Skyworks Solutions                                                          4.4%
___________________________________________________________________________________

Roper Industries                                                            2.6%
___________________________________________________________________________________

Riverbed Technology                                                         2.3%
___________________________________________________________________________________

Rovi                                                                        1.9%
___________________________________________________________________________________

AMETEK                                                                      1.9%
___________________________________________________________________________________

Green Mountain
Coffee Roasters                                                             1.9%
___________________________________________________________________________________

Affiliated Managers Group                                                   1.8%
___________________________________________________________________________________

RealD                                                                       1.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           28.0%
___________________________________________________________________________________

                                                                                                    Copper Rock Emerging Growth Fund

                                                                 13

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                Annualized       Annualized
                                                    Inception       6 Month      1 Year           5 Year         Inception
                                                     Date (1)        Return      Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class A with load                                    07/29/05        20.29%      24.38%           (0.93)%           1.88%
Class A without load                                 07/29/05        27.56%      32.01%            0.25%            2.98%
Class Z                                              12/09/05        27.67%      32.38%            0.49%            2.56%
Institutional Class                                  07/29/05        27.84%      32.67%            0.71%            3.44%
Russell 2500 Growth Index                            07/29/05        24.43%      35.92%            4.33%            5.79%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's Class A, Class Z and Institutional Class shares (as reported in the November 23, 2010 prospectus) are 2.38% and 1.68%; 1.52% and 1.43%; and 1.23% and
1.23%, respectively.

(1) The inception date of each share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date the share classes were available for sale to shareholders was 08/01/05 for Class A and Institutional Class, and
    12/16/05 for Class Z.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Copper Rock Emerging Growth Fund, Class A	Old Mutual Copper Rock Emerging Growth Fund, Institutional Class	Russell 2500 Growth Index
07/29/05	9,425	10,000	10,000
07/31/06	9,915	10,560	10,238
07/31/07	12,158	13,010	12,274
07/31/08	10,204	10,968	11,591
07/31/09	7,789	8,419	9,115
07/31/10	8,688	9,426	10,957
01/31/11	11,083	12,050	13,634

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A and
Institutional Class shares on the inception date of 7/29/05 to an investment made in unmanaged securities index on that date.
Performance for the Fund's Class Z shares will vary due to differences in sales charges and expenses. The performance of the Fund's
Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Telecommunication Services	1.3%
Materials	1.8%
Information Technology	33.4%
Industrials	16.5%
Health Care	8.7%
Financials	5.4%
Energy	7.1%
Consumer Staples	2.6%
Consumer Discretionary	12.8%
Investment Company	9.5%
Cash Equivalents	0.9%

                                                                 14

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 86.1%                                                       Computers-Integrated Systems - 2.8%
Aerospace/Defense - 1.4%                                                   Micros Systems*                                8,495   $        389
TransDigm Group*                              12,464   $        966        Riverbed Technology*                          41,757          1,498
                                                       ______________                                                             ______________

Total Aerospace/Defense                                         966        Total Computers-Integrated Systems                            1,887
_____________________________________________________________________      _____________________________________________________________________

Aerospace/Defense-Equipment - 2.1%                                         Consulting Services - 1.4%
BE Aerospace*                                 16,006            619        Advisory Board*                                4,951            245
Heico                                          7,092            371        Gartner*                                      19,515            691
Triumph Group                                  4,526            435                                                               ______________
                                                       ______________
                                                                           Total Consulting Services                                       936
Total Aerospace/Defense-Equipment                             1,425        _____________________________________________________________________
_____________________________________________________________________
                                                                           Decision Support Software - 1.0%
Apparel Manufacturers - 1.6%                                               MSCI, Cl A*                                   20,494            702
Under Armour, Cl A*                           17,809          1,066                                                               ______________
                                                       ______________
                                                                           Total Decision Support Software                                 702
Total Apparel Manufacturers                                   1,066        _____________________________________________________________________
_____________________________________________________________________
                                                                           Distribution/Wholesale - 1.8%
Applications Software - 0.8%                                               Fossil*                                        7,461            530
NetSuite*                                     19,305            520        WESCO International*                          12,332            691
                                                       ______________                                                             ______________

Total Applications Software                                     520        Total Distribution/Wholesale                                  1,221
_____________________________________________________________________      _____________________________________________________________________

Auction House/Art Dealer - 1.0%                                            Diversified Manufacturing Operations - 0.8%
Sotheby's                                     16,883            680        ESCO Technologies                             15,618            567
                                                       ______________                                                             ______________

Total Auction House/Art Dealer                                  680        Total Diversified Manufacturing Operations                      567
_____________________________________________________________________      _____________________________________________________________________

Audio/Video Products - 0.6%                                                E-Commerce/Products - 1.4%
Harman International Industries*               9,647            418        Shutterfly*                                   28,910            962
                                                       ______________                                                             ______________

Total Audio/Video Products                                      418        Total E-Commerce/Products                                       962
_____________________________________________________________________      _____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 0.6%                               E-Commerce/Services - 0.8%
Tenneco*                                      10,508            434        OpenTable*                                     7,188            565
                                                       ______________                                                             ______________

Total Auto/Truck Parts & Equipment-Original                     434        Total E-Commerce/Services                                       565
_____________________________________________________________________      _____________________________________________________________________

Building Products-Cement/Aggregate - 1.0%                                  Educational Software - 0.4%
Martin Marietta Materials                      8,414            703        Blackboard*                                    7,656            298
                                                       ______________                                                             ______________

Total Building Products-Cement/Aggregate                        703        Total Educational Software                                      298
_____________________________________________________________________      _____________________________________________________________________

Chemicals-Specialty - 0.7%                                                 Electric Products-Miscellaneous - 2.6%
Albemarle                                      8,745            491        AMETEK                                        30,014          1,224
                                                       ______________      GrafTech International*                       25,520            536
                                                                                                                                  ______________
Total Chemicals-Specialty                                       491
_____________________________________________________________________      Total Electric Products-Miscellaneous                         1,760
                                                                           _____________________________________________________________________
Coffee - 1.8%
Green Mountain Coffee Roasters*               36,240          1,217        Electronic Components-Semiconductors - 9.4%
                                                       ______________      Cavium Networks*                              18,222            720
                                                                           Entropic Communications*                      85,010            933
Total Coffee                                                  1,217        Netlogic Microsystems*                        17,959            626
_____________________________________________________________________      Rovi*                                         20,447          1,263
                                                                           Skyworks Solutions*                           89,939          2,857
Commercial Services - 0.9%                                                                                                        ______________
HMS Holdings*                                 10,014            644
                                                       ______________      Total Electronic Components-Semiconductors                    6,399
                                                                           _____________________________________________________________________
Total Commercial Services                                       644
_____________________________________________________________________      E-Marketing/Information - 0.5%
                                                                           Constant Contact*                             12,535            351
Computer Services - 1.2%                                                                                                          ______________
Syntel                                         7,152            399
VanceInfo Technologies ADR*                   12,917            451        Total E-Marketing/Information                                   351
                                                       ______________      _____________________________________________________________________

Total Computer Services                                         850
_____________________________________________________________________

                                                                 15

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Enterprise Software/Services - 1.2%                                        Machinery-Construction & Mining - 0.6%
Ultimate Software Group*                      16,945   $        824        Astec Industries*                             13,327   $        401
                                                       ______________                                                             ______________

Total Enterprise Software/Services                              824        Total Machinery-Construction & Mining                           401
_____________________________________________________________________      _____________________________________________________________________

E-Services/Consulting - 1.0%                                               Machinery-General Industry - 3.7%
GSI Commerce*                                 30,299            698        Robbins & Myers                               18,575            771
                                                       ______________      Roper Industries                              22,056          1,714
                                                                                                                                  ______________
Total E-Services/Consulting                                     698
_____________________________________________________________________      Total Machinery-General Industry                              2,485
                                                                           _____________________________________________________________________
Filtration/Separation Products - 0.7%
Polypore International*                        9,779            471        Machinery-Pumps - 0.9%
                                                       ______________      Graco                                         14,312            608
                                                                                                                                  ______________
Total Filtration/Separation Products                            471
_____________________________________________________________________      Total Machinery-Pumps                                           608
                                                                           _____________________________________________________________________
Finance-Consumer Loans - 1.4%
Portfolio Recovery Associates*                13,568            979        Medical Information Systems - 0.8%
                                                       ______________      athenahealth*                                 12,163            522
                                                                                                                                  ______________
Total Finance-Consumer Loans                                    979
_____________________________________________________________________      Total Medical Information Systems                               522
                                                                           _____________________________________________________________________
Finance-Other Services - 0.6%
Higher One Holdings*                          21,438            408        Medical Products - 2.7%
                                                       ______________      Coopers                                       14,480            830
                                                                           Nxstage Medical*                              14,609            351
Total Finance-Other Services                                    408        Zoll Medical*                                 15,523            642
_____________________________________________________________________                                                             ______________

Food-Retail - 0.4%                                                         Total Medical Products                                        1,823
Fresh Market*                                  6,868            253        _____________________________________________________________________
                                                       ______________
                                                                           Medical-Outpatient/Home Medical - 0.8%
Total Food-Retail                                               253        Air Methods*                                  10,178            522
_____________________________________________________________________                                                             ______________

Footwear & Related Apparel - 0.5%                                          Total Medical-Outpatient/Home Medical                           522
Steven Madden*                                 9,508            363        _____________________________________________________________________
                                                       ______________
                                                                           Multilevel Direct Selling - 0.4%
Total Footwear & Related Apparel                                363        Nu Skin Enterprises                            8,442            254
_____________________________________________________________________                                                             ______________

Hotels & Motels - 0.4%                                                     Total Multilevel Direct Selling                                 254
Home Inns & Hotels Management ADR*             7,346            248        _____________________________________________________________________
                                                       ______________
                                                                           Networking Products - 2.4%
Total Hotels & Motels                                           248        Acme Packet*                                  17,014            915
_____________________________________________________________________      LogMeIn*                                      19,214            740
                                                                                                                                  ______________
Human Resources - 1.8%
51job ADR*                                     5,729            309        Total Networking Products                                     1,655
Monster Worldwide*                            28,554            475        _____________________________________________________________________
SuccessFactors*                               14,606            425
                                                       ______________      Oil & Gas Drilling - 1.4%
                                                                           Rowan*                                        26,957            924
Total Human Resources                                         1,209                                                               ______________
_____________________________________________________________________
                                                                           Total Oil & Gas Drilling                                        924
Instruments-Scientific - 0.5%                                              _____________________________________________________________________
PerkinElmer                                   14,571            373
                                                       ______________      Oil Companies-Exploration & Production - 3.3%
                                                                           Brigham Exploration*                          22,862            677
Total Instruments-Scientific                                    373        Forest Oil*                                   13,588            527
_____________________________________________________________________      Northern Oil and Gas*                         18,402            507
                                                                           Oasis Petroleum*                              16,134            516
Internet Content-Information/News - 0.6%                                                                                          ______________
WebMD Health, Cl A*                            7,826            409
                                                       ______________      Total Oil Companies-Exploration & Production                  2,227
                                                                           _____________________________________________________________________
Total Internet Content-Information/News                         409
_____________________________________________________________________      Oil Field Machinery & Equipment - 0.9%
                                                                           Lufkin Industries                              9,174            612
Investment Management/Advisory Services - 1.8%                                                                                    ______________
Affiliated Managers Group*                    11,857          1,207
                                                       ______________      Total Oil Field Machinery & Equipment                           612
                                                                           _____________________________________________________________________
Total Investment Management/Advisory Services                 1,207
_____________________________________________________________________

                                                                 16

_____________________________________________________________________    _____________________________________________________________________

Description                               Shares        Value (000)      Description                               Shares        Value (000)
_____________________________________________________________________    _____________________________________________________________________

Oil-Field Services - 1.3%                                                Theaters - 0.7%
CARBO Ceramics                                 7,752   $        893      Cinemark Holdings                             28,484   $        483
                                                       ______________                                                           ______________

Total Oil-Field Services                                        893      Total Theaters                                                  483
_____________________________________________________________________    _____________________________________________________________________

Pharmacy Services - 1.6%                                                 Transactional Software - 1.6%
Catalyst Health Solutions*                     9,230            401      Synchronoss Technologies*                     15,994            455
SXC Health Solutions*                         14,329            689      VeriFone Systems*                             16,264            650
                                                       ______________                                                           ______________

Total Pharmacy Services                                       1,090      Total Transactional Software                                  1,105
_____________________________________________________________________    _____________________________________________________________________

Physician Practice Management - 1.0%                                     Transport-Services - 0.6%
IPC The Hospitalist*                          18,748            696      HUB Group, Cl A*                              12,337            429
                                                       ______________                                                           ______________

Total Physician Practice Management                             696      Total Transport-Services                                        429
_____________________________________________________________________    _____________________________________________________________________

Real Estate Management/Services - 0.9%                                   Virtual Reality Products - 1.7%
CB Richard Ellis Group, Cl A*                 27,870            618      RealD*                                        47,380          1,121
                                                       ______________                                                           ______________

Total Real Estate Management/Services                           618      Total Virtual Reality Products                                1,121
_____________________________________________________________________    _____________________________________________________________________

Retail-Apparel/Shoe - 1.5%                                               Wireless Equipment - 2.4%
Abercrombie & Fitch, Cl A                      9,060            457      Aruba Networks*                               34,999            754
Lululemon Athletica*                           7,906            543      SBA Communications, Cl A*                     21,213            865
                                                       ______________                                                           ______________

Total Retail-Apparel/Shoe                                     1,000      Total Wireless Equipment                                      1,619
_____________________________________________________________________                                                           ______________

Retail-Perfume & Cosmetics - 0.7%                                        Total Common Stock (Cost $42,530)                            58,647
Ulta Salon Cosmetics & Fragrance*             13,310            493      _____________________________________________________________________
                                                       ______________
                                                                         Investment Company - 9.2%
Total Retail-Perfume & Cosmetics                                493      Growth-Mid Cap - 4.8%
_____________________________________________________________________    iShares Russell Midcap Growth Index Fund      56,183          3,242
                                                                                                                                ______________
Retail-Restaurants - 1.0%
Chipotle Mexican Grill*                        3,142            688      Total Growth-Mid Cap                                          3,242
                                                       ______________    _____________________________________________________________________

Total Retail-Restaurants                                        688      Growth-Small Cap - 4.4%
_____________________________________________________________________    iShares Russell 2000 Growth Index Fund        34,530          2,999
                                                                                                                                ______________
Retail-Sporting Goods - 0.5%
Hibbett Sports*                               10,520            337      Total Growth-Small Cap                                        2,999
                                                       ______________                                                           ______________

Total Retail-Sporting Goods                                     337      Total Investment Company (Cost $6,261)                        6,241
_____________________________________________________________________    _____________________________________________________________________

Retail-Vitamins/Nutrition Supplements - 1.0%                             Affiliated Mutual Fund - 0.8%
Vitamin Shoppe*                               21,456            681      Old Mutual Cash Reserves Fund,
                                                       ______________       Institutional Class, 0.07% (A)            580,176            580
                                                                                                                                ______________
Total Retail-Vitamins/Nutrition Supplements                     681
_____________________________________________________________________    Total Affiliated Mutual Fund (Cost $580)                        580
                                                                         _____________________________________________________________________
Semiconductor Components-Integrated Circuits - 3.0%
Anadigics*                                    73,068            499      Total Investments - 96.1% (Cost $49,371)                     65,468
Atmel*                                        54,725            741      _____________________________________________________________________
Emulex*                                       39,300            448
TriQuint Semiconductor*                       24,889            328      Other Assets and Liabilities, Net - 3.9%                      2,674
                                                       ______________    _____________________________________________________________________

Total Semiconductor Components-Integrated Circuits            2,016      Total Net Assets - 100.0%                              $     68,142
_____________________________________________________________________    _____________________________________________________________________

Telecommunication Equipment-Fiber Optics - 1.2%                          For descriptions of abbreviations and footnotes, please refer to page
Finisar*                                      25,267            841      27.
                                                       ______________

Total Telecommunication Equipment-Fiber Optics                  841
_____________________________________________________________________

                                                                 17

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of January 31, 2011 in valuing the Fund's net assets were as follows (000):

           Description                                          Level 1             Level 2             Level 3              Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                 $58,647                $-                 $-                $58,647
   Investment Company                                             6,241                 -                  -                  6,241
   Affiliated Mutual Fund                                           580                 -                  -                    580
____________________________________________________________________________________________________________________________________

Total Investments                                               $65,468                $-                 $-                $65,468
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 18

OLD MUTUAL INTERNATIONAL EQUITY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Acadian Asset Management LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2011, the Old Mutual International Equity Fund (the "Fund") outperformed its benchmark, the MSCI EAFE Index (the "Index"). The Fund's Class A shares posted an 18.10% return at net asset value versus a
     16.10% return for the Index. Performance for all share classes can be found on page 21.

Q.   What investment environment did the Fund face during the past period?

A.   Non-U.S. equity markets had a positive trajectory over the six-month period, recovering after dismal performance in the second quarter of 2010. Investors largely overlooked earlier concerns about the strength and sustainability of a global recovery, and responded to burgeoning bright spots. Markets in Europe rose amid hopes that the region's financial turmoil was easing. Despite a negative impact from Ireland's bailout and the potential for further debt problems in peripheral countries, the region's major markets were boosted by growing business and consumer sentiment amid signs of resilient industrial output and improvements in internal demand. The Asia-Pacific area as a whole was also positive for the period on the back of robust Hong
     Kong and Singapore equity market performance. Japan was not as strong, but managed to also gain ground despite yen strength and tepid domestic demand. January 2011 saw somewhat shakier conditions as markets reacted to the turmoil in Egypt, but the return to equity markets was still positive.

Q.   Which market factors influenced the Fund's relative performance?

A.   It was generally a positive period for the Fund's investment process in non-U.S. markets. The Fund's stock selection benefited most from exposure to earnings-related factors, closely followed by exposure to value factors. Quality factors were also positive for return. Technical factors, including momentum, made a small contribution, but were the weakest factor set for the period. The Fund also gained ground from its top-down investment process and its slightly smaller-than-benchmark capitalization size.

     Performance attribution showed the majority of excess return coming from stock selection over the period, particularly in Japan, which included industrial stocks Marubeni and Sojitz. Excess return was also seen in stocks from Hong Kong, Sweden, Australia,
     Norway, France, Switzerland, Greece and Finland. Offsetting this to some degree was negative active return from stock selection in the United Kingdom, Singapore and Germany.

     With respect to individual regions and countries, the Fund gained from its overweighting in the strong Hong Kong market, as well as from its lack of exposure to Spain during a troubled time for that equity market. The overweightings in Germany and
     Austria also added value. Most other market positions had only a modest impact on return.

     From an industry weighting perspective, the Fund was underweight financials and consumer discretionary goods and overweight industrials and energy companies. These positions were favorable for return.

Performance Highlights

o    For the six-month period ended January 31, 2011, the Old Mutual International Equity Fund outperformed its benchmark, the MSCI
     EAFE Index. The Fund's Class A shares posted an 18.10% return at net asset value versus a 16.10% return for the Index.

o    The Fund gained from its overweighting in the strong Hong Kong market, as well as from its lack of exposure to Spain during a troubled time for that equity market. The overweightings in Germany and Austria also added value.

o    Among the individual stocks that contributed to Fund performance were chipmaker Infineon Technologies, energy producer Royal
     Dutch Shell, and container terminal operator Hutchison Whampoa.

o    Among the top detractors from Fund performance were lenders Royal Bank of Scotland Group and Deutsche Bank (no longer a Fund holding), as well as computer services provider Fujitsu.

                                                                                    International Equity Fund

                                                                 19

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Acadian Asset Management LLC

Top Ten Holdings
as of January 31, 2011

Royal Dutch Shell, Cl A                                                     3.8%
___________________________________________________________________________________

HSBC Holdings                                                               3.4%
___________________________________________________________________________________

BHP Billiton                                                                2.7%
___________________________________________________________________________________

Total                                                                       2.6%
___________________________________________________________________________________

Sanofi-Aventis                                                              2.4%
___________________________________________________________________________________

AstraZeneca (GBP)                                                           2.3%
___________________________________________________________________________________

Roche Holding                                                               2.3%
___________________________________________________________________________________

BASF                                                                        2.1%
___________________________________________________________________________________

Rio Tinto (GBP)                                                             2.1%
___________________________________________________________________________________

Takeda Pharmaceutical                                                       2.0%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           25.7%
___________________________________________________________________________________

Q.   How did portfolio composition affect Fund performance?

A.   Among the individual stocks that contributed to Fund performance were chipmaker Infineon Technologies, energy producer Royal
     Dutch Shell, and container terminal operator Hutchison Whampoa. Infineon Technologies rallied in mid-November after the German chipmaker reported a fiscal fourth-quarter profit that beat analysts' estimates. Royal Dutch Shell, an energy producer in the
     United Kingdom, gained value as crude oil prices approached $94 per barrel by the end of the six-month period. Shares of Hong
     Kong's Hutchison Whampoa rose during the first half of August after a managing director increased his stake in the company, purchasing one million shares. The stock was further buoyed by news that the company's profit rose 35% in the first half of
     2010.

     Among the top detractors from Fund performance were lenders Royal Bank of Scotland Group and Deutsche Bank (no longer a Fund holding), as well as computer services provider Fujitsu. Shares of Royal Bank of Scotland Group, a lender in the United
     Kingdom, came under pressure in November as debt concerns in Europe reemerged. Shares of Deutsche Bank, a lender in Germany, dropped after the company announced it expects to report a third-quarter loss as it writes down the value of its investment in
     Deutsche Postbank. Shares of Fujitsu retreated in late 2010 after its earnings estimates were reduced by Daiwa Securities, citing lower information technology spending by domestic companies.

Q.   What is the investment outlook for international stocks?

A.   Acadian Asset Management LLC ("Acadian"), the Fund's sub-adviser, believes world economic growth will continue in a positive but below-trend trajectory in 2011. Acadian believes that many commodity prices should trend higher in 2011 as global gross domestic product (GDP) growth, driven by emerging market economies, fuels demand. Acadian expects inflation to remain subdued on average across most countries because of constrained consumer spending and excess capacity in labor markets and manufacturing.

     Acadian believes domestic demand has ample room to grow in non-U.S. markets, given that most recovery activity in Japan and
     Europe has been driven by exports rather than consumers in the year to date. Acadian notes, however, that given the cuts in government spending recently enacted in the United Kingdom and other countries, this may likely take a slow track. Overall,
     Acadian expects the corporate earnings recovery to continue, though at a less sharp trajectory than seen in the most recent accelerated period.

     Acadian views most world equity market regions as fairly valued rather than overvalued. Acadian also anticipates Europe being the best performing world region in 2011, with the U.S. and Japan trailing these markets. The focus of Acadian's process is on stock selection, and within these markets Acadian continues to see opportunities for buying undervalued companies with strong prospects. Following the relatively weak performance of value stocks in many markets during 2010, Acadian sees a positive outlook for this attribute in 2011.

International Equity Fund

                                                                20

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                        Annualized      Annualized
                                                                 Inception      6 Month       1 Year      5 Year         Inception
                                                                   Date          Return       Return      Return          to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                12/30/05       11.28%        11.54%      (1.74)%         (0.80%)
Class A without load                                             12/30/05       18.10%        18.39%      (0.57)%          0.36%
Class Z                                                          12/30/05       18.31%        18.75%      (0.32)%          0.61%
Institutional Class                                              12/30/05       18.36%        18.95%      (0.08)%          0.87%
MSCI EAFE Index                                                  12/30/05       16.10%        15.38%        1.72%          2.89%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursement you may pay as an investor in the Fund's Class A, Class Z and Institutional Class shares (as reported in the November 23, 2010 prospectus) are 5.59% and 1.52%; 4.77% and 1.27%; and 1.52% and
1.02%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual International Equity Fund, Class A	Old Mutual International Equity Fund, Class Z	Old Mutual International Equity Fund, Institutional Class	MSCI EAFE Index
12/30/05	9,425	10,000	10,000	10,000
7/31/06	10,320	10,970	10,980	11,125
7/31/07	13,212	14,067	14,126	13,785
7/31/08	10,960	11,693	11,779	12,105
7/31/09	7,678	8,220	8,295	9,369
7/31/10	8,130	8,720	8,828	9,956
1/31/11	9,601	10,316	10,449	11,559

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Country Weightings as of January 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Australia	6.4%
Austria	1.7%
Belgium	0.2%
Canada	0.7%
Cash Equivalent	1.5%
China	1.0%
Common Stock	1.6%
Cyprus	0.4%
Finland	1.5%
France	9.2%
Germany	8.6%
Greece	0.5%
Hong Kong	5.5%
Italy	2.2%
Japan	26.2%
Netherlands	5.3%
New Zealand	0.0%
Norway	0.8%
Portugal	0.0%
Singapore	4.2%
Sweden	4.0%
Switzerland	4.4%
United Kingdom	14.1%

                                                                 21

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 1.6%                                                        China - 1.0%
B2B/E-Commerce - 0.0%                                                      Pacific Textile Holdings                     100,000   $         64
Global Sources*                                  319   $          3        Sinocom Software Group                        88,000             10
                                                       ______________      SunVic Chemical Holdings*                      1,000              1
                                                                           Yangzijiang Shipbuilding Holdings            272,000            397
Total B2B/E-Commerce                                              3                                                               ______________
_____________________________________________________________________
                                                                           Total China                                                     472
Computers - 1.0%                                                           _____________________________________________________________________
Research In Motion*                            7,562            447
                                                       ______________      Cyprus - 0.4%
                                                                           Bank of Cyprus Public                         38,136            161
Total Computers                                                 447                                                               ______________
_____________________________________________________________________
                                                                           Total Cyprus                                                    161
Electronic Components-Miscellaneous - 0.2%                                 _____________________________________________________________________
NAM TAI Electronics                           14,900             96
                                                       ______________      Finland - 1.5%
                                                                           Digia                                          5,565             42
Total Electronic Components-Miscellaneous                        96        Fiskars                                          110              3
_____________________________________________________________________      Stora Enso, Cl R                              53,200            633
                                                                                                                                  ______________
Gold Mining - 0.4%
Centerra Gold                                 10,600            170        Total Finland                                                   678
                                                       ______________      _____________________________________________________________________

Total Gold Mining                                               170        France - 9.2%
                                                       ______________      AXA                                               75              2
                                                                           BNP Paribas                                   12,165            908
Total Common Stock (Cost $704)                                  716        Cegid Group                                      917             27
_____________________________________________________________________      Etam Developpement*                              707             34
                                                                           LDC                                              129             13
Foreign Common Stock - 95.9%                                               Linedata Services                              1,290             23
Australia - 6.4%                                                           NetGem                                         4,971             27
BHP Billiton                                  28,242          1,256        Parrot*                                        8,935            297
Credit Corp Group                              2,021              9        Peugeot*                                      12,423            519
RCR Tomlinson                                 33,105             47        Sanofi-Aventis                                15,815          1,081
RHG*                                          52,107             53        Societe Generale                               1,080             70
Rio Tinto                                     10,252            863        Tessi                                            465             42
Santos                                        51,301            693        Total                                         20,535          1,202
VDM Group                                     26,399              8        Video Futur Entertainment Group*               4,971              2
                                                       ______________                                                             ______________

Total Australia                                               2,929        Total France                                                  4,247
_____________________________________________________________________      _____________________________________________________________________

Austria - 1.7%                                                             Germany - 7.8%
OMV                                           17,146            760        ADVA Optical Networking*                      21,136            184
Telekom Austria                                  200              3        Aleo Solar*                                      571             14
Voestalpine                                      127              6        Allianz                                        2,911            405
                                                       ______________      Amadeus Fire                                   2,335            106
                                                                           BASF                                          12,585            969
Total Austria                                                   769        Bavaria Industriekapital                         925             21
_____________________________________________________________________      Centrosolar Group                              2,968             22
                                                                           Cewe Color Holding                               836             38
Belgium - 0.2%                                                             Deutsche Post                                 21,181            389
Barco                                            446             31        Deutsche Telekom                                 712             10
Euronav                                           40              1        E.ON                                          20,977            700
Recticel                                       7,070             71        Freenet                                           62              1
                                                       ______________      Infineon Technologies                         61,853            655
                                                                           Koenig & Bauer*                                  565             13
Total Belgium                                                   103        Valartis Group                                   443             12
_____________________________________________________________________      VTG                                            1,738             35
                                                                                                                                  ______________
Canada - 0.7%
Cott*                                         17,500            140        Total Germany                                                 3,574
First Quantum Minerals                           400             46        _____________________________________________________________________
Magna International                              900             53
QLT*                                          12,800             90
                                                       ______________

Total Canada                                                    329
_____________________________________________________________________

                                                                 22

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Greece - 0.5%                                                              Japan - continued
OPAP                                          10,780   $       218         Daihatsu Diesel Manufacturing                  4,000   $         18
                                                       ______________      Daihatsu Motor                                37,000            613
                                                                           Daiichikosho                                   4,200             77
Total Greece                                                   218         Dainichi                                       1,800             13
_____________________________________________________________________      Dainippon Screen                               5,000             46
                                                                           Faith                                          1,196            139
Hong Kong - 5.4%                                                           Fields                                            32             50
Alco Holdings                                 88,000             41        Fuji Soft                                        700             12
Allied Properties                            120,000             23        Fujifilm Holdings                                700             25
Champion Technology Holdings               6,316,000            133        Fujimori Kogyo                                 1,400             23
CLP Holdings                                 102,000            828        Fujitsu                                       87,100            543
Courage Marine Group                          17,000              2        FuKoKu                                         2,000             22
Dickson Concepts International                19,000             15        Fukuda Denshi                                  1,300             41
DMX Technologies Group*                       38,000             12        Fuso Chemical                                    500             17
Dragon Hill Wuling Automobile Holdings*      130,000             16        GMO internet                                   9,000             50
Fairwood                                      45,500             64        Haruyama Trading                               1,500              8
Hannstar Board International Holdings         84,000             12        Haseko*                                          500              -
Hongkong Land Holdings                        23,000            162        Hazama*                                       26,300             22
Hutchison Whampoa                             56,000            656        Heiwa                                          4,000             58
Jardine Strategic Holdings                    14,500            409        HI-LEX                                         1,600             27
Kantone Holdings                             570,000              9        Hitachi                                      151,000            826
Keck Seng Investments                         24,900             13        Hokkan Holdings                                4,000             13
Luen Thai Holdings                           137,000             15        H-One                                          1,200             12
Next Media*                                  246,000             35        Iida Home Max                                  3,700             44
Victory City International Holdings          228,000             48        Imasen Electric Industrial                       884             13
Wing On International                          7,000             15        IT Holdings                                    6,900             86
                                                       ______________      J Trust                                        3,000             15
                                                                           JMS                                            3,000             10
Total Hong Kong                                               2,508        Kamei                                          3,000             15
_____________________________________________________________________      Kasai Kogyo                                    5,000             34
                                                                           Kawasumi Laboratories                         10,000             74
Italy - 2.2%                                                               Koike Sanso Kogyo                              6,000             17
Banca Popolare dell'Emilia Romagna               169              2        Kojima                                         7,400             45
De'Longhi                                      6,503             60        Komatsu Seiren                                10,000             41
Enel                                         162,373            917        Konishi                                        1,900             25
Engineering Ingegneria Informatica               916             29        KRS                                            1,600             17
Exor                                              26              1        Kyodo Printing                                 4,000              9
Management & Capitali*                        50,663             15        Marubeni                                      97,000            730
Milano Assicurazioni                             521              1        Mikuni Coca-Cola Bottling                      4,600             42
                                                       ______________      Mimasu Semiconductor Industry                  1,500             18
                                                                           Mitani                                           500              5
Total Italy                                                   1,025        Mitsubishi UFJ Financial Group                26,200            136
_____________________________________________________________________      Mitsui                                        12,400            209
                                                                           Mitsui Home                                    2,000             11
Japan - 26.1%                                                              MTI                                               19             39
Aeon                                          29,800            375        Nagase                                        28,000            362
Aichi Machine Industry                         8,000             37        Namura Shipbuilding                           26,500            139
Airport Facilities                             3,900             18        NIC                                           13,900             58
Aisin Seiki                                   15,100            574        Nichireki                                     12,000             50
Alfresa Holdings                                 200              8        NIFTY                                             59             78
Arc Land Sakamoto                              2,000             24        Nihon Kagaku Sangyo                            2,000             17
Argo Graphics                                    800             11        Nihon Yamamura Glass                           1,000              3
Artnature                                      4,100             39        Nippo                                         15,000            112
Asahi Glass                                    5,000             62        _____________________________________________________________________
Asahi Industries                                   9             15
Astellas Pharma                                5,800            222
Bando Chemical Industries                     10,000             44
Best Bridal                                       12             12
Canon                                             50              2
Chubu Steel Plate                                300              2
Chugai Ro                                      6,000             25
Coca-Cola Central Japan                        3,800             52
_____________________________________________________________________

                                                                 23

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Japan - continued                                                          Netherlands - 5.3%
Nippon Game Card                                  26   $         37        EADS*                                         23,940   $        690
Nippon Road                                   30,000             75        Gamma Holding*                                    57              2
Nippon Steel                                     700              2        Royal Dutch Shell, Cl A                       49,015          1,730
Nippon Steel Trading                           1,000              3        TNT                                               53              1
Nippon Telegraph & Telephone                  19,300            895                                                               ______________
NIS Group*                                    24,600              2
Nissan Motor                                  74,000            749        Total Netherlands                                              2,423
Nisshin Fudosan                                5,600             44        _____________________________________________________________________
Nissin Sugar Manufacturing                     7,000             17
Nojima                                         1,028              9        New Zealand - 0.0%
Obayashi Road                                 31,000             60        Sky Network Television                           210              1
Onoken                                         2,200             19                                                               ______________
Pacific Industrial                             4,000             24
Piolax                                         2,800             64        Total New Zealand                                                 1
Pressance                                          3             10        _____________________________________________________________________
Raysum*                                           60             18
Relo Holdings                                  3,400             63        Norway - 0.8%
Riken Technos                                  8,000             30        Norske Skogindustrier*                        52,125            193
Saison Information Systems                     2,800             42        Statoil                                        6,426            156
Sakata INX                                     2,000             10                                                               ______________
Sanko Marketing Foods                             14             14
Sanoh Industrial                               3,200             31        Total Norway                                                    349
Senshukai                                      2,100             13        _____________________________________________________________________
Seria                                              1              2
Shidax                                         5,000             21        Portugal - 0.0%
Shinsho                                        3,000              8        Novabase SGPS                                  1,941              7
Sojitz                                       232,700            514                                                               ______________
Soken Chemical & Engineering                     700             10
Sony                                          22,400            771        Total Portugal                                                    7
Studio Alice                                   8,200             82        _____________________________________________________________________
Sumikin Bussan                                 2,000              5
Suncall                                        4,000             20        Singapore - 4.2%
T&K Toka                                       2,200             32        DBS Group Holdings                            46,000            542
Taiyo Elec                                     2,300             16        Elec & Eltek International                    12,000             40
Takagi Securities*                            11,000             13        First Resources                               55,000             58
Takeda Pharmaceutical                         19,300            930        GP Batteries International                     5,000              6
Techno Ryowa                                   1,200              6        Jardine Cycle & Carriage                      21,526            575
Teikoku Sen-I                                  3,000             19        Oversea-Chinese Banking                       43,000            333
Toa Oil                                       11,000             14        QAF                                            7,000              3
Tokyu Construction                            10,170             30        Singapore Airlines                            32,000            371
Toshiba TEC                                   21,000             99                                                               ______________
Totetsu Kogyo                                 29,000            229
Toyota Auto Body                               4,600             86        Total Singapore                                               1,928
Toyota Tsusho                                  5,600             98        _____________________________________________________________________
Universe                                         700             10
Watabe Wedding                                 3,377             38        Sweden - 4.0%
Yachiyo Bank                                     800             26        Bilia AB, Cl A                                 6,697            129
Yasunaga                                       2,100             19        Boliden AB                                    24,197            505
Yellow Hat                                     2,700             29        Industrial & Financial Systems, Cl B           3,345             54
Zojirushi                                     18,000             50        Industrivarden, Cl A                           2,056             35
                                                       ______________      Nolato AB, Cl B                                2,279             29
                                                                           Saab, Cl B                                    18,784            357
Total Japan                                                  12,039        Volvo, Cl B                                   43,004            745
_____________________________________________________________________                                                             ______________

                                                                           Total Sweden                                                  1,854
                                                                           _____________________________________________________________________

                                                                           Switzerland - 4.4%
                                                                           Advanced Digital Broadcast Holdings            3,308            112
                                                                           Bell Holding                                      28             56
                                                                           Bossard Holding                                  337             44
                                                                           Calida Holding                                    25             15
                                                                           Clariant*                                      2,517             44
                                                                           Emmi                                             705            154
                                                                           Roche Holding                                  6,884          1,047
                                                                           UBS*                                          31,105            557
                                                                                                                                  ______________

                                                                           Total Switzerland                                             2,029
                                                                           _____________________________________________________________________

                                                                 24

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

United Kingdom - 14.1%                                                     Foreign Preferred Stock - 0.8%
Anglo-Eastern Plantations                        854   $         10        Germany - 0.8%
AstraZeneca (GBP)                             21,744          1,060        Porsche Automobil Holding                      3,610   $        343
AstraZeneca (SEK)                                317             15        Villeroy & Boch*                               3,475             23
Aviva                                          3,948             28                                                               ______________
Barclays                                      10,169             48
BHP Billiton                                   4,983            190        Total Germany                                                   366
BP                                            90,532            711                                                               ______________
British Polythene Industries                   2,378             10
Centrica                                      13,546             69        Total Foreign Preferred Stock (Cost $344)                       366
Character Group                                  242              1        _____________________________________________________________________
Chaucer Holdings                                 257              -
Dart Group                                    40,418             54        Affiliated Mutual Fund - 1.5%
Davis Service Group                           31,578            213        Old Mutual Cash Reserves Fund,
Hilton Food Group                              1,087              5           Institutional Class, 0.07% (A)            703,688            704
HSBC Holdings                                143,953          1,570                                                               ______________
Imperial Tobacco Group                        26,994            771
Logica                                        69,913            152        Total Affiliated Mutual Fund (Cost $704)                        704
Premier Foods*                               130,014             44        _____________________________________________________________________
Rio Tinto                                     13,867            952
Royal Bank of Scotland Group*                737,204            492        Total Investments - 99.8% (Cost $37,306)                     45,945
RPC Group                                     25,287            109        _____________________________________________________________________
Tribal Group                                  14,443             10
Vitec Group                                      162              2        Other Assets and Liabilities, Net - 0.2%                        106
                                                       ______________      _____________________________________________________________________

Total United Kingdom                                          6,516        Total Net Assets - 100.0%                              $     46,051
                                                       ______________      _____________________________________________________________________

Total Foreign Common Stock (Cost $35,554)                    44,159        For descriptions of abbreviations and footnotes, please refer to
_____________________________________________________________________      page 27.

                                                                 25

OLD MUTUAL INTERNATIONAL EQUITY FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of January 31, 2011 in valuing the Fund's net assets were as follows (000):

                      Description                                    Level 1         Level 2           Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                       $  716         $     -             $-            $   716
   Foreign Common Stock
      Australia                                                            -           2,929              -              2,929
      Austria                                                              -             769              -                769
      Belgium                                                              -             103              -                103
      Canada                                                             329               -              -                329
      China                                                                -             472              -                472
      Cyprus                                                               -             161              -                161
      Finland                                                              -             678              -                678
      France                                                               -           4,247              -              4,247
      Germany                                                              -           3,574              -              3,574
      Greece                                                               -             218              -                218
      Hong Kong                                                            -           2,508              -              2,508
      Italy                                                                -           1,025              -              1,025
      Japan                                                                -          12,039              -             12,039
      Netherlands                                                          -           2,423              -              2,423
      New Zealand                                                          -               1              -                  1
      Norway                                                               -             349              -                349
      Portugal                                                             -               7              -                  7
      Singapore                                                            -           1,928              -              1,928
      Sweden                                                               -           1,854              -              1,854
      Switzerland                                                          -           2,029              -              2,029
      United Kingdom                                                       -           6,516              -              6,516
   Foreign Preferred Stock
      Germany                                                              -             366              -                366
   Affiliated Mutual Fund                                                704               -              -                704
____________________________________________________________________________________________________________________________________

Total Investments                                                     $1,749         $44,196             $-            $45,945
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 26

NOTES TO SCHEDULES OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

(A) - Investment is a fund within the Old Mutual family of funds and may be deemed to be under common control as it may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to the affiliated mutual fund. The rate reported represents the 7-day effective yield as of January 31, 2011.

(B) - All or a portion of this security is held as cover for securities sold short or open written option contracts.

ADR - American Depositary Receipt
Cl - Class
GBP - British Pound Sterling
HMO - Health Maintenance Organization
REITs - Real Estate Investment Trusts
S&L - Savings and Loan
SEK - Swedish Krona
Ser - Series

Amounts designated as "-" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

                                                                 27

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)

AS OF JANUARY 31, 2011 (UNAUDITED)
__________________________________________________________________________________________________________________________________________________________________

                                                                                                                              Old Mutual
                                                                                                        Old Mutual           Copper Rock            Old Mutual
                                                                                                         Analytic              Emerging            International
                                                                                                           Fund              Growth Fund            Equity Fund
__________________________________________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                       $   73,596            $   48,791            $   36,602
   Investment in Affiliated Mutual Fund, at cost                                                               139                   580                   704
__________________________________________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                      $   85,191            $   64,888            $   45,241
   Investment in Affiliated Mutual Fund, at value                                                              139                   580                   704
   Cash                                                                                                          2                     -                     -
   Foreign Currency (cost $ -, $ -, $65)                                                                         -                     -                    65
   Receivable for Capital Shares Sold                                                                           13                   715                    11
   Receivable from Investment Adviser                                                                           12                     -                    20
   Receivable for Investment Securities Sold                                                                 3,545                 7,961                     -
   Receivable for Dividends                                                                                     60                     4                    83
   Other Assets                                                                                                 10                     6                     8
__________________________________________________________________________________________________________________________________________________________________

      Total Assets                                                                                          88,972                74,154                46,132
__________________________________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Investment Securities Purchased                                                                 752                 5,887                     -
   Payable for Capital Shares Redeemed                                                                         225                    32                     6
   Written Option Contracts, at Value, (Proceeds received of $3,798, $ -, $ -)                               3,799                     -                     -
   Securities Sold Short, at Value (Proceeds received of $12,742, $ -, $ -)                                 13,882                     -                     -
   Payable for Administration Fees                                                                               6                     6                     4
   Payable for Distribution & Service Fees                                                                       5                     -                     -
   Payable for Management Fees                                                                                  51                    52                    39
   Payable for Trustees' Fees                                                                                    3                     1                     1
   Payable to Prime Broker                                                                                     296                     -                     -
   Accrued Expenses                                                                                            131                    34                    31
__________________________________________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                     19,150                 6,012                    81
__________________________________________________________________________________________________________________________________________________________________

Net Assets                                                                                              $   69,822            $   68,142            $   46,051
__________________________________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)                                          $  218,627            $   69,531            $   83,417
   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)          438                  (350)                 (146)
   Accumulated Net Realized Loss on Investments, Securities Sold Short, Futures,
      Written Options, and Foreign Currency Transactions                                                  (159,698)              (17,136)              (45,863)
   Net Unrealized Appreciation on Investments, Securities Sold Short,
      Written Options and Foreign Currency Transactions                                                     10,455                16,097                 8,643
__________________________________________________________________________________________________________________________________________________________________

Net Assets                                                                                              $   69,822            $   68,142            $   46,051
__________________________________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                                                    $   28,359            $    3,858            $      275
Net Assets - Class C                                                                                        17,126                   N/A                   N/A
Net Assets - Class Z                                                                                        24,335                 9,064                   581
Net Assets - Institutional Class                                                                                 2                55,220                45,195
__________________________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                                                      2,828,044               351,645                29,546
Outstanding Shares of Beneficial Interest - Class C                                                      1,784,599                   N/A                   N/A
Outstanding Shares of Beneficial Interest - Class Z                                                      2,399,045               814,839                62,161
Outstanding Shares of Beneficial Interest - Institutional Class                                                168             4,909,929             4,832,734
__________________________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^                                               $    10.03            $    10.97            $     9.31
__________________________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A (Net Asset Value/94.25%)                                       $    10.64            $    11.64            $     9.88
__________________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C †^                                   $     9.60                   N/A                   N/A
__________________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^                                     $    10.14            $    11.12            $     9.34
__________________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^                         $    10.16            $    11.25            $     9.35
__________________________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.
† Class C shares have a contingent deferred sales charge. For a description of possible sales charge, please see the Fund's Prospectus.
^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.
N/A - Not Applicable

The accompanying notes are an integral part of the financial statements.

                                                                 28

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2011 (UNAUDITED)
___________________________________________________________________________________________________________________________________________________________________

                                                                                                                          Old Mutual
                                                                                                     Old Mutual           Copper Rock            Old Mutual
                                                                                                      Analytic             Emerging             International
                                                                                                        Fund              Growth Fund            Equity Fund
___________________________________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                          $  1,052             $    74                 $  442
   Interest                                                                                                  1                   -                      3
   Less: Foreign Taxes Withheld                                                                              -                   -                    (23)
___________________________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                            1,053                  74                    422
___________________________________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                         318                 298                    237
   Administration Fees                                                                                      37                  33                     24
   Distribution and Service fees:
      Class A                                                                                               41                   4                      -
      Class C                                                                                               95                   -                      -
   Trustees' Fees                                                                                            8                   6                      4
   Custodian Fees                                                                                            9                   9                     22
   Professional Fees                                                                                        31                  18                     13
   Registration and SEC Fees                                                                                27                  21                     20
   Transfer Agent Fees                                                                                     145                  28                      4
   Dividend Expense on Securities Sold Short                                                                58                   -                      -
   Interest Expense on Securities Sold Short                                                                42                   -                      -
   Pricing Fees                                                                                              5                   1                     31
   Other Expenses                                                                                           28                  11                      7
___________________________________________________________________________________________________________________________________________________________________

      Total Expenses                                                                                       844                 429                    362
___________________________________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                                          (122)                 (5)                  (119)
___________________________________________________________________________________________________________________________________________________________________

      Net Expenses                                                                                         722                 424                    243
___________________________________________________________________________________________________________________________________________________________________

   Net Investment Income (Loss)                                                                            331                (350)                   179
___________________________________________________________________________________________________________________________________________________________________

   Net Realized Gain from Investment Transactions (including Securities Sold Short)                      8,421               3,576                  1,750
   Net Realized Gain on Foreign Currency Transactions                                                       12                   -                      4
   Net Realized Gain on Futures Contracts                                                                  216                   -                      -
   Net Realized Loss on Written Option Contracts                                                        (4,375)                  -                      -
   Net Change in Unrealized Appreciation on Investments (including Securities Sold Short)                2,433              12,919                  6,005
   Net Change in Unrealized Appreciation on
      Forward Foreign Currency Contracts and Foreign Currency Transactions                                 107                   -                     (2)
   Net Change in Unrealized Appreciation on Futures Contracts                                               78                   -                      -
   Net Change in Unrealized Appreciation on Written Option Contracts                                       413                   -                      -
___________________________________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain on Investments                                                       7,305              16,495                  7,757
___________________________________________________________________________________________________________________________________________________________________

   Increase in Net Assets Resulting from Operations                                                   $  7,636             $16,145                 $7,936
___________________________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 29

STATEMENTS OF CHANGES IN NET ASSETS (000)

___________________________________________________________________________________________________________________________________________

                                                                                                              Old Mutual
                                                                                                               Analytic
                                                                                                                 Fund
___________________________________________________________________________________________________________________________________________

                                                                                                     8/1/10 to            8/1/09 to
                                                                                                      1/31/11              7/31/10
                                                                                                    (Unaudited)
___________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                                       $    331          $      444
   Net Realized Gain from Investments (including Securities Sold Short),
      Written Option Contracts, Futures Contracts, Forward Foreign
      Currency Contracts and Foreign Currency Transactions                                               4,274              23,584
   Net Change in Unrealized Appreciation (Depreciation) on Investments
      (including Securities Sold Short) Forward Foreign Currency Contracts,
      Foreign Currency Transactions, Futures Contracts, and Written Option Contracts                     3,031             (19,464)
___________________________________________________________________________________________________________________________________________

   Net Increase in Net Assets Resulting from Operations                                                  7,636               4,564
___________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                                                                -                   -
      Class C                                                                                                -                   -
      Class Z                                                                                                -                   -
      Institutional Class                                                                                    -                   -
___________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                         -                   -
___________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                                                                           624               4,310
   Shares Issued upon Reinvestment of Distributions                                                          -                   -
   Redemption Fees                                                                                           -                   -
   Shares Redeemed                                                                                     (13,831)            (51,903)
___________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                                            (13,207)            (47,593)
___________________________________________________________________________________________________________________________________________

   Class C (1)
   Shares Issued                                                                                            71                 199
   Redemption Fees                                                                                           -                   -
   Shares Redeemed                                                                                      (5,367)            (32,650)
___________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                                             (5,296)            (32,451)
___________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                                                         2,662               5,816
   Shares Issued upon Reinvestment of Distributions                                                          -                   -
   Redemption Fees                                                                                           -                   -
   Shares Redeemed                                                                                      (3,154)            (14,084)
___________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                                               (492)             (8,268)
___________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                                             -                   -
   Shares Issued upon Reinvestment of Distributions                                                          -                   -
   Redemption Fees                                                                                           -                   -
   Shares Redeemed                                                                                           -             (12,400)
___________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                                      -             (12,400)
___________________________________________________________________________________________________________________________________________

   Decrease in Net Assets Derived from Capital Shares Transactions                                     (18,995)           (100,712)
___________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                             (11,359)            (96,148)
___________________________________________________________________________________________________________________________________________

Net Assets:
      Beginning of Period                                                                               81,181             177,329
___________________________________________________________________________________________________________________________________________

      End of Period                                                                                   $ 69,822          $   81,181
___________________________________________________________________________________________________________________________________________

   Undistributed (Distribution in Excess of) Net Investment Income/(Accumulated Net Investment Loss)  $    438          $      107
___________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

(1) Class C shares of the Old Mutual Copper Rock Emerging Growth Fund and Old Mutual International Equity Fund were closed in 2009.
    See Note 1 for further details.

The accompanying notes are an integral part of the financial statements.

                                                                 30

___________________________________________________________

         Old Mutual
        Copper Rock                  Old Mutual
          Emerging                  International
        Growth Fund                  Equity Fund
___________________________________________________________

  8/1/10 to      8/1/09 to      8/1/10 to      8/1/09 to
   1/31/11        7/31/10        1/31/11        7/31/10
 (Unaudited)                   (Unaudited)
___________________________________________________________

  $   (350)      $   (377)      $    179       $  1,060

     3,576         13,564          1,754          5,317

    12,919         (4,597)         6,003           (961)
___________________________________________________________

    16,145          8,590          7,936          5,416
___________________________________________________________

         -              -             (5)            (7)
         -              -              -              -
         -              -            (10)           (11)
         -              -           (875)        (1,164)
___________________________________________________________

         -              -           (890)        (1,182)
___________________________________________________________

       658          1,081              3            171
         -              -              4              6
         1              -              -              -
      (724)        (1,957)          (152)          (455)
___________________________________________________________

       (65)          (876)          (145)          (278)
___________________________________________________________

         -              -              -              -
         -              -              -              -
         -           (396)             -         (1,001)
___________________________________________________________

         -           (396)             -         (1,001)
___________________________________________________________

     1,229          8,868            181            155
         -              -             10             10
         -              -              -              -
    (8,796)       (18,184)          (226)          (169)
___________________________________________________________

    (7,567)        (9,316)           (35)            (4)
___________________________________________________________

     3,055         16,068            206            957
         -              -            875          1,163
         -              -              -              -
    (6,989)        (9,785)       (11,033)       (30,744)
___________________________________________________________

    (3,934)         6,283         (9,952)       (28,624)
___________________________________________________________

   (11,566)        (4,305)       (10,132)       (29,907)
___________________________________________________________

     4,579          4,285         (3,086)       (25,673)
___________________________________________________________

    63,563         59,278         49,137         74,810
___________________________________________________________

  $ 68,142       $ 63,563       $ 46,051       $ 49,137
___________________________________________________________

  $   (350)      $      -       $   (146)      $    565
___________________________________________________________

                                                                 31

STATEMENT OF CASH FLOWS (000)
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2011 (UNAUDITED)

___________________________________________________________________________________________________________________________________________

                                                                                                                              Old Mutual
                                                                                                                               Analytic
                                                                                                                                 Fund
___________________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used in) Operating Activities:
      Interest and Dividends Received (Excludes Net of Amortization/Accretion of $1)                                           $   1,075
      Purchases of Long-term Portfolio Investments                                                                              (101,420)
      Proceeds from Sales of Long-term Portfolio Investments                                                                     124,610
      Net Cash Provided From Futures Transactions                                                                                    328
      Net Cash Used in Purchased Option Contracts                                                                                   (118)
      Net Cash Used in Written Option Contracts                                                                                   (2,301)
      Net Cash Used in Short Sales Transactions                                                                                   (5,471)
      Net Decrease in Short-term Investments                                                                                       2,480
      Net Cash from Foreign Currency Transactions                                                                                     12
      Interest Expense Paid                                                                                                          (42)
      Operating Expenses Paid                                                                                                       (729)
___________________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                                    18,424
___________________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used in) Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                                             (19,041)
      Decrease in Deposits with Prime Broker                                                                                         619
___________________________________________________________________________________________________________________________________________

   Net Cash Used in Financing Activities                                                                                         (18,422)
___________________________________________________________________________________________________________________________________________

   Net Increase in Cash                                                                                                                2
   Cash at Beginning of Year                                                                                                           -
___________________________________________________________________________________________________________________________________________

   Cash at End of Period                                                                                                       $       2
___________________________________________________________________________________________________________________________________________

Reconciliation of Net Increase in Net Assets from Operations to
   Net Cash Provided from Operating Activities:
   Net Increase in Net Assets Resulting from Operations                                                                        $   7,636
___________________________________________________________________________________________________________________________________________

   Decrease in Investments                                                                                                        12,020
   Increase in Written Option Contracts, at Value                                                                                  1,661
   Accretion of Discount on Investments                                                                                               (1)
   Amortization of Premium on Investments                                                                                              2
   Decrease in Dividends and Interest Receivable                                                                                      21
   Increase in Payable for Securities Purchased                                                                                      752
   Decrease in Variation Margin Receivable                                                                                            34
   Decrease in Payable for Foreign Forward Currency Contracts                                                                       (107)
   Decrease in Other Assets                                                                                                            1
   Decrease in Accrued Expenses                                                                                                      (50)
   Increase in Receivable for Securities Sold                                                                                     (3,545)
___________________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                                              10,788
___________________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                                 $  18,424
___________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 32

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2011 (UNAUDITED)

                                                                                                                                                                                      Ratio of
                                                                                                                                                                                      Expenses
                                           Realized                                                                                                                                to Average Net   Ratio of Net
                    Net                      and                                                                                        Net                   Net                      Assets        Investment
                   Asset          Net     Unrealized                           Dividends   Distributions                Total          Asset                Assets      Ratio        (Excluding        Income
                   Value      Investment    Gains                    Total      from Net      from         Return     Dividends        Value                 End      of Expenses    Waivers and       (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption    from      Investment    Capital         of          and            End      Total    of Period   to Average       Expense       to Average   Turnover
                 of Period     (Loss)*   Securities*      Fees     Operations    Income       Gains        Capital   Distributions   of Period  Return†     (000)     Net Assets††  Reductions)††   Net Assets††    Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC FUND (1)

   Class A
   2011            $ 9.02       $ 0.05      $ 0.96        $ -      $ 1.01      $    -       $    -         $ -        $    -        $ 10.03     11.20%     $ 28,359     1.81% (5)      2.29% (5)       1.01%       115.81%
   2010              8.68         0.05        0.29          -        0.34           -            -           -             -           9.02      3.92%       38,274     1.78% (5)      2.27% (5)       0.52%       168.45%
   2009             11.88         0.02       (3.22)         -       (3.20)          -            -           -             -           8.68    (26.94)%      83,169     2.07% (5)      2.41% (5)       0.24%       195.35%
   2008             14.51         0.05       (1.80)         -       (1.75)      (0.18)       (0.70)          -         (0.88)         11.88    (12.60)%     285,305     1.92% (5)      2.13% (5)       0.40%       171.50%
   2007             13.21         0.08        1.24          -        1.32       (0.02)           -           -         (0.02)         14.51      9.99%      607,810     1.54% (5)      1.96% (5)       0.55%       183.98%
   2006 (4)         12.84         0.05        0.32#         -        0.37           -            -           -             -          13.21      2.88%#     295,095     1.51% (5)      2.18% (5)       0.57%        59.61%
   2005 (2)         12.30         0.05        1.09          -        1.14       (0.27)       (0.33)          -         (0.60)         12.84      9.27%      129,960     1.98% (5)      2.06% (5)       0.64%        81.00%

   Class C
   2011            $ 8.67       $ 0.01      $ 0.92        $ -      $ 0.93      $    -       $    -         $ -        $    -         $ 9.60     10.73%     $ 17,126     2.56% (5)      2.84% (5)      (0.26)%      115.81%
   2010              8.40        (0.02)       0.29          -        0.27           -            -           -             -           8.67      3.21%       20,558     2.53% (5)      2.91% (5)      (0.23)%      168.45%
   2009             11.59        (0.05)      (3.14)         -       (3.19)          -            -           -             -           8.40    (27.52)%      51,879     2.82% (5)      2.97% (5)      (0.52)%      195.35%
   2008             14.32        (0.04)      (1.77)         -       (1.81)      (0.22)       (0.70)          -         (0.92)         11.59    (13.23)%     158,508     2.65% (5)      2.85% (5)      (0.34)%      171.50%
   2007             13.11        (0.03)       1.24          -        1.21           -            -           -             -          14.32      9.24%      340,569     2.29% (5)      2.67% (5)      (0.19)%      183.98%
   2006 (4)         12.81        (0.01)       0.31#         -        0.30           -            -           -             -          13.11      2.34%#     202,766     2.26% (5)      2.86% (5)      (0.17)%       59.61%
   2005 (2)         12.30        (0.01)       1.09          -        1.08       (0.24)       (0.33)          -         (0.57)         12.81      8.78%       86,752     2.61% (5)      2.68% (5)      (0.09)%       81.00%

   Class Z (3)
   2011            $ 9.11       $ 0.06      $ 0.97        $ -      $ 1.03      $    -       $    -         $ -        $    -        $ 10.14     11.31%     $ 24,335     1.58% (5)      1.67% (5)       1.21%       115.81%
   2010              8.75         0.07        0.29          -        0.36           -            -           -             -           9.11      4.11%       22,347     1.52% (5)      1.68% (5)       0.81%       168.45%
   2009             11.94         0.04       (3.23)         -       (3.19)          -            -           -             -           8.75    (26.72)%      29,734     1.81% (5)      1.97% (5)       0.45%       195.35%
   2008             14.54         0.09       (1.82)         -       (1.73)      (0.17)       (0.70)          -         (0.87)         11.94    (12.46)%      58,107     1.64% (5)      1.86% (5)       0.68%       171.50%
   2007             13.21         0.12        1.24          -        1.36       (0.03)           -           -         (0.03)         14.54     10.33%      130,928     1.29% (5)      1.66% (5)       0.84%       183.98%
   2006 (4)         12.82         0.06        0.33#         -        0.39           -            -           -             -          13.21      3.04%#     140,795     1.26% (5)      1.82% (5)       0.72%        59.61%
   2005             11.66         0.10        1.69          -        1.79       (0.30)       (0.33)          -         (0.63)         12.82     15.36%      227,265     1.36% (5)      1.44% (5)       0.78%        81.00%

   Institutional Class
   2011            $ 9.12       $ 0.06      $ 0.98        $ -      $ 1.04      $    -       $    -         $ -        $    -        $ 10.16     11.40%     $      2     1.53% (5)    861.72% (5)       1.23%       115.81%
   2010              8.76         0.11        0.25          -        0.36           -            -           -             -           9.12      4.11%            2     1.41% (5)      2.84% (5)       1.31%       168.45%
   2009             11.96         0.05       (3.25)         -       (3.20)          -            -           -             -           8.76    (26.76)%      12,547     1.77% (5)      1.87% (5)       0.55%       195.35%
   2008             14.54         0.09       (1.81)         -       (1.72)      (0.16)       (0.70)          -         (0.86)         11.96    (12.33)%      29,025     1.63% (5)      1.89% (5)       0.70%       171.50%
   2007             13.21         0.12        1.24          -        1.36       (0.03)           -           -         (0.03)         14.54     10.34%       35,246     1.24% (5)      1.60% (5)       0.82%       183.98%
   2006 (4)         12.82         0.08        0.31#         -        0.39           -            -           -             -          13.21      3.04%#       6,833     1.21% (5)      2.11% (5)       0.97%        59.61%
   2005**           13.45         0.01       (0.10)         -       (0.09)      (0.21)       (0.33)          -         (0.54)         12.82     (0.63)%           2     1.27% (5)      2.12% (5)       1.55%        81.00%
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 33

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2011 (UNAUDITED)

                                                                                                                                                                                       Ratio of
                                                                                                                                                                                       Expenses
                                              Realized                                                                                                                              to Average Net   Ratio of Net
                    Net                         and                                                                                Net                     Net                          Assets        Investment
                   Asset          Net        Unrealized                             Dividends   Distributions        Total        Asset                   Assets        Ratio         (Excluding        Income
                   Value      Investment       Gains                       Total     from Net       from           Dividends      Value                    End       of Expenses     Waivers and       (Loss)     Portfolio
                 Beginning      Income       (Losses) on    Redemption     from     Investment     Capital            and          End       Total      of Period     to Average       Expense        to Average   Turnover
                 of Period     (Loss)*      Securities*        Fees      Operations   Income        Gains        Distributions  of Period   Return†       (000)      Net Assets†     Reductions)††    Net Assets††   Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND^

   Class A
   2011            $ 8.60       $(0.07)       $ 2.44           $ -        $ 2.37      $   -       $    -          $    -       $ 10.97    27.56%       $  3,858         1.67%           2.28%         (1.45)%      121.87%
   2010              7.71        (0.07)         0.96             -          0.89          -            -               -          8.60    11.54%          3,079         1.67%           2.37%         (0.87)%      248.88%
   2009             10.10        (0.10)        (2.29)#           -         (2.39)         -            -               -          7.71   (23.66)%#        3,480         1.67%           1.90%         (1.35)%      283.83%
   2008             12.90        (0.16)        (1.71)            -         (1.87)         -        (0.93)          (0.93)        10.10   (16.08)%        11,213         1.67%           1.88%         (1.33)%      260.79%
   2007             10.52        (0.16)         2.54             -          2.38          -            -               -         12.90    22.62%         35,890         1.55%           1.85%         (1.32)%      169.81%
   2006             10.00        (0.13)         0.65             -          0.52          -            -               -         10.52     5.20%         20,814         1.55%           2.97%         (1.15)%      282.22%

   Class Z**
   2011            $ 8.71       $(0.06)       $ 2.47           $ -        $ 2.41      $   -       $    -          $    -       $ 11.12    27.67%       $  9,064         1.42%           1.48%         (1.18)%      121.87%
   2010              7.79        (0.05)         0.97             -          0.92          -            -               -          8.71    11.81%         13,498         1.42%           1.51%         (0.54)%      248.88%
   2009             10.18        (0.08)        (2.31)#           -         (2.39)         -            -               -          7.79   (23.48)%#       19,771         1.42%           1.57%         (1.09)%      283.83%
   2008             12.97        (0.13)        (1.73)            -         (1.86)         -        (0.93)          (0.93)        10.18   (15.90)%        15,510         1.42%           1.65%         (1.11)%      260.79%
   2007             10.55        (0.15)         2.57             -          2.42          -            -               -         12.97    22.94%            557         1.30%          12.38%         (1.12)%      169.81%
   2006             10.46        (0.07)         0.16             -          0.09          -            -               -         10.55     0.86%              1         1.30%         787.59%         (0.93)%      282.22%

   Institutional Class
   2011            $ 8.80       $(0.05)       $ 2.50           $ -        $ 2.45      $   -       $    -          $    -       $ 11.25    27.84%       $ 55,220         1.22%           1.18%         (1.00)%      121.87%
   2010              7.86        (0.05)         0.99             -          0.94          -            -               -          8.80    11.96%         46,986         1.22%           1.22%         (0.51)%      248.88%
   2009             10.24        (0.07)        (2.31)#           -         (2.38)         -            -               -          7.86   (23.24)%#       35,660         1.22%           1.18%         (0.89)%      283.83%
   2008             13.01        (0.11)        (1.73)            -         (1.84)         -        (0.93)          (0.93)        10.24   (15.69)%        34,651         1.17%           1.35%         (0.85)%      260.79%
   2007             10.56        (0.10)         2.55             -          2.45          -            -               -         13.01    23.20%         66,666         1.10%           1.21%         (0.86)%      169.81%
   2006             10.00        (0.08)         0.64             -          0.56          -            -               -         10.56     5.60%         49,751         1.10%           1.71%         (0.70)%      282.22%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL INTERNATIONAL EQUITY FUND^^

   Class A
   2011            $ 8.00       $ 0.01        $ 1.43           $ -        $ 1.44      $ (0.13)    $    -         $(0.13)        $ 9.31    18.10%       $    275         1.52%           6.14%           0.27%        20.83%
   2010              7.67         0.11          0.34             -          0.45        (0.12)         -          (0.12)          8.00     5.89%            363         1.52%           5.59%           1.30%        92.20%
   2009             11.12         0.12         (3.46)#           -         (3.34)       (0.11)         -          (0.11)          7.67   (29.95)%#          617         1.52%           3.43%           1.62%       151.84%
   2008             13.51         0.17         (2.45)            -         (2.28)       (0.03)     (0.08)         (0.11)         11.12   (17.04)%         1,875         1.60%           2.76%           1.34%       180.69%
   2007             10.95         0.14          2.87             -          3.01        (0.10)     (0.35)         (0.45)         13.51    28.02%          2,170         1.70%           4.33%           1.05%        94.78%
   2006             10.00         0.18          0.77             -          0.95            -          -              -          10.95     9.50%            251         1.70%          30.10%           2.94%        48.74%

   Class Z
   2011            $ 8.03       $ 0.02        $ 1.44           $ -        $ 1.46      $ (0.15)    $    -         $(0.15)        $ 9.34    18.31%       $    581         1.27%           4.45%           0.44%        20.83%
   2010              7.70         0.13          0.34             -          0.47        (0.14)         -          (0.14)          8.03     6.07%            528         1.27%           4.77%           1.64%        92.20%
   2009             11.20         0.14         (3.49)#           -         (3.35)       (0.15)         -          (0.15)          7.70   (29.70)%#          513         1.27%           3.85%           1.94%       151.84%
   2008             13.57         0.22         (2.49)            -         (2.27)       (0.02)     (0.08)         (0.10)         11.20   (16.88)%         1,269         1.34%           3.44%           1.74%       180.69%
   2007             10.97         0.19          2.85             -          3.04        (0.09)     (0.35)         (0.44)         13.57    28.23%          1,002         1.45%          13.96%           1.37%        94.78%
   2006             10.00         0.10          0.87             -          0.97            -          -              -          10.97     9.70%              1         1.45%       1,776.73%           1.59%        48.74%

   Institutional Class
   2011            $ 8.06       $ 0.03        $ 1.44           $ -        $ 1.47      $ (0.18)    $    -         $(0.18)        $ 9.35    18.36%       $ 45,195         1.02%           1.46%           0.76%        20.83%
   2010              7.73         0.15          0.35             -          0.50        (0.17)         -          (0.17)          8.06     6.43%         48,246         1.02%           1.52%           1.80%        92.20%
   2009             11.27         0.16         (3.52)#           -         (3.36)       (0.18)         -          (0.18)          7.73   (29.58)%#       72,759         1.02%           1.55%           2.15%       151.84%
   2008             13.61         0.25         (2.49)            -         (2.24)       (0.02)     (0.08)         (0.10)         11.27   (16.61)%       113,297         1.06%           1.32%           1.96%       180.69%
   2007             10.98         0.17          2.92             -          3.09        (0.11)     (0.35)         (0.46)         13.61    28.65%          9,834         1.20%           1.75%           1.33%        94.78%
   2006             10.00         0.12          0.86             -          0.98            -          -              -          10.98     9.80%          5,490         1.20%           2.96%           1.85%        48.74%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 34

*    Per share amounts for the year or period are calculated based on average outstanding shares.
**   Class commenced operations on December 9, 2005.
#    Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†    Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year or period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
††   Ratios for periods less than one year have been annualized.
^    Fund commenced operations July 29, 2005.
^^   Fund commenced operations December 30, 2005.

(1)  On December 9, 2005, the Old Mutual Analytic Fund (the "Fund") acquired substantially all of the assets and liabilities of the
     Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund. The operations of the
     Fund prior to the acquisition were those of the Predecessor Fund.
(2)  Commenced operations March 31, 2005.
(3)  The Fund's Class Z is the successor class of the Predecessor Fund's Institutional Class; the Fund's Institutional Class is
     new.
(4)  The Old Mutual Analytic Fund changed its fiscal year end from December 31 to July 31. 2006 amounts are for the period 1/1/06 to 7/31/06.
(5)  For the Old Mutual Analytic Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:

                    Class A     Class C     Class Z     Institutional Class
     _________________________________________________________________________

     2011            0.14%       0.15%       0.17%             0.17%
     2010            0.13%       0.13%       0.12%             0.05%
     2009            0.36%       0.36%       0.35%             0.36%
     2008            0.39%       0.39%       0.39%             0.42%
     2007            0.28%       0.28%       0.28%             0.27%
     2006            0.34%       0.34%       0.27%             0.39%
     2005            0.41%       0.35%       0.24%              n/a
     _________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 35

NOTES TO FINANCIAL STATEMENTS
AS OF JANUARY 31, 2011 (UNAUDITED)

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers seven series portfolios, of which the following are covered by this Semi-Annual Report - the Old Mutual Analytic Fund, the Old Mutual
Copper Rock Emerging Growth Fund and the Old Mutual International Equity Fund (each, a "Fund" and collectively, the "Funds"). The
Trust's series portfolios whose financial statements are presented separately are the Old Mutual Asset Allocation Conservative
Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the Old
Mutual Asset Allocation Growth Portfolio. The Old Mutual Analytic Fund commenced operations on July 1, 1978, the Old Mutual Copper
Rock Emerging Growth Fund commenced operations on July 29, 2005, and the Old Mutual International Equity Fund commenced operations on December 30, 2005.

After the close of business on October 23, 2009, Class C shares of the Old Mutual Copper Rock Emerging Growth Fund and Old Mutual
International Equity Fund were liquidated and distributed ratably among the Class C shareholders on that date.

Shareholders may purchase shares of the Old Mutual Analytic Fund through four separate classes, Class A, Class C, Class Z and
Institutional Class shares. Shareholders may purchase Class A, Class Z and Institutional Class shares of the Old Mutual Copper Rock
Emerging Growth Fund and Old Mutual International Equity Fund. All classes have equal rights as to earnings, assets, and voting privileges, except that each class may have different distribution costs, dividends, registration costs, and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified investment management company. The Funds' prospectus provides a description of each Fund's investment objective, policies and investment strategies.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ
Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board.
The Trust's Fair Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the Board. A security may be valued using Fair Value Procedures if among other things the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

                                                                 36

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. (the "Adviser"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Codification 820-10,
Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. Foreign securities fair valued by utilizing quotations of an independent pricing service are categorized as Level 2 securities. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund, there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period. The aggregate value by input level, as of January 31, 2011, for each Fund's investments is included in the Schedule of Investments.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income, dividend expense on securities sold short and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid at least annually, if available. Distributions of net realized capital gains for each Fund are generally made to shareholders at least annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Forward Foreign Currency Contracts - The Funds are subject to foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may enter into forward foreign currency contracts to take advantage of changes in currency values, to enhance investment returns or to hedge against foreign currency fluctuations. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are settled. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other foreign currencies in which it has invested.
Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Investments in Real Estate Investment Trusts ("REITs") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

                                                                 37

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2011 (UNAUDITED)

Futures Contracts - The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may utilize futures contracts to enhance investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against overall equity market volatility and other risks in the Fund's portfolio. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the
Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds'
option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

Short Sales - As is consistent with the Old Mutual Analytic Fund's investment objectives, the Old Mutual Analytic Fund may engage in short sales that are "uncovered." Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan, which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short, or (b) otherwise cover the Fund's short positions. The segregated assets are marked-to-market daily.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately. The Funds had no material expense reductions for the six-month period ended January 31, 2011.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemptions by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the six-month period ended January 31, 2011, redemption fees of $1 (000) were collected by Old Mutual
Copper Rock Emerging Growth Fund (Class A). There were no other material redemption fees collected by the Funds.

                                                                 38

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES
   AND OTHER TRANSACTIONS WITH AFFILIATES
_____________________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH").
OMUSH is a direct, wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct, wholly owned subsidiary of Old
Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to Investment
Advisory Agreements (the "Advisory Agreements"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as follows:

                                                                                        Management Fee                 Asset Level
_____________________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund (1)                                                                0.850%             N/A
Old Mutual Copper Rock Emerging Growth Fund                                                 0.900%             N/A
Old Mutual International Equity Fund                                                        1.000%             Less than $1 billion
                                                                                            0.975%             From $1 billion to $2 billion
                                                                                            0.950%             From $2 billion to $3 billion
                                                                                            0.925%             Greater than $3 billion
_____________________________________________________________________________________________________________________________________________

(1) Effective August 1, 2010, the Old Mutual Analytic Fund's management fee was reduced from 0.95% to 0.85%.

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the Funds' average daily net assets through the dates specified below.

The expense limitations are as follows:

                                                                                                  Institutional           Expiration Date
                                                     Class A         Class C         Class Z          Class            of Expense Limitation
_____________________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                              1.55%           2.30%           1.30%           1.25%              December 31, 2011
Old Mutual Copper Rock Emerging Growth Fund           1.67%             N/A           1.42%           1.22%              December 31, 2011
Old Mutual International Equity Fund                  1.52%             N/A           1.27%           1.02%              December 31, 2011
_____________________________________________________________________________________________________________________________________________

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the current Expense
Limitation Agreement may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed. At January 31, 2011, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                    Expires 2011         Expires 2012         Expires 2013         Expires 2014        Total
_____________________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                $593                 $783                 $458                 $122           $1,956
Old Mutual Copper Rock Emerging Growth Fund               55                   95                   56                   15              221
Old Mutual International Equity Fund                     279                  422                  327                  119            1,147
_____________________________________________________________________________________________________________________________________________

For the six-month period ended January 31, 2011, the Adviser was reimbursed $10(000) by the Old Mutual Copper Rock Emerging Growth
Fund for previously waived fees.

Sub-Advisory Agreements - The Trust, on behalf of the Old Mutual International Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Acadian Sub-Advisory Agreement") with Acadian Asset Management LLC ("Acadian"). Acadian is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement,
Acadian is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%, net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

                                                                 39

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2011 (UNAUDITED)

The Trust, on behalf of the Old Mutual Analytic Fund, and the Adviser have entered into a sub-advisory agreement (the "Analytic
Sub-Advisory Agreement") with Analytic Investors, LLC ("Analytic"). Analytic is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory Agreement, Analytic is entitled to receive from the
Adviser a sub-advisory fee, which is computed and paid monthly at an annual rate of 0.60%. Effective August 1, 2010, the sub-advisory fee for the Old Mutual Analytic Fund was reduced from 0.70% to 0.60%.

The Trust, on behalf of the Old Mutual Copper Rock Emerging Growth Fund, and the Adviser have entered into a sub-advisory agreement
(the "Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement, Copper
Rock is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%.

The Sub-Advisory Agreements obligate the sub-advisers to: (i) manage the investment operations of the assets managed by the sub-adviser and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with a Fund's investment objective, policies and limitations; (ii) provide supervision of the assets managed by the sub-adviser and determine from time to time what investments and securities will be purchased, retained or sold on behalf of the Fund and what portion of the assets managed by the sub-adviser will be invested or held uninvested in cash;
and (iii) determine the securities to be purchased or sold on behalf of the Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectus or as the Board or the Adviser may direct from time to time, in conformity with federal securities laws.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

      Average Daily Net Assets                                  Annual Fee Rate
________________________________________________________________________________

$0 to $500 million                                                  0.10%
> $500 million up to $1 billion                                     0.09%
> $1 billion up to $1.5 billion                                     0.08%
> $1.5 billion                                                      0.07%
________________________________________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the
Trust and Old Mutual Funds II (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees:
(1) $35,000 for each fund managed as a "fund of funds"; (2) $3,000 per class in excess of three classes for each fund in the Old
Mutual Complex, and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or
$425,000. Certain minimum fees apply. The Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the
Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement, or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A shares of each Fund and Class C shares of Old Mutual Analytic Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A shares of each Fund and Class C shares of Old Mutual Analytic

                                                                 40

Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plan for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of Old Mutual Analytic Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Administrator will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the six-month period ended January 31, 2011, no material amounts were retained.

Other Service Providers - The Bank of New York Mellon serves as the custodian for the Funds. The custodian's responsibilities include safekeeping of the Funds' portfolio securities and cash, the delivery of such securities and cash to and from the Funds, and the appointment of any sub-custodian banks and clearing agents.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Funds. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Funds to persons who beneficially own interests in the Fund.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Complex Class
Z shares within the Deferred Plans. During the six-month period ended January 31, 2011, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $20 (000).

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor
received no compensation from the Funds.

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I and Old Mutual Funds II (together, the
"Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended January
31, 2011.

                                                                 41

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2011 (UNAUDITED)

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the
Funds, for the six-month period ended January 31, 2011 were as follows:

                                                                                     Purchases (000)                   Sales (000)
____________________________________________________________________________________________________________________________________

                                                                                         Other                            Other
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                                $102,172                         $128,126
Old Mutual Copper Rock Emerging Growth Fund                                               77,993                           92,749
Old Mutual International Equity Fund                                                       9,572                           20,812
____________________________________________________________________________________________________________________________________

Transactions in option contracts written in the Old Mutual Analytic Fund for the six-month period ended January 31, 2011, were as follows:

                                                                                                Old Mutual Analytic Fund
____________________________________________________________________________________________________________________________________

                                                                                          Number of                     Proceeds
                                                                                          Contracts                   Received (000)
____________________________________________________________________________________________________________________________________

Outstanding at July 31, 2010                                                                1,295                       $  1,724
Options written                                                                             8,218                         16,593
Options terminated in closing purchasing transactions                                      (6,609)                       (12,426)
Options expired                                                                            (2,148)                        (2,093)
____________________________________________________________________________________________________________________________________

Outstanding at January 31, 2011                                                               756                       $  3,798
____________________________________________________________________________________________________________________________________

6. CAPITAL SHARE TRANSACTIONS
____________________________________________________________________________________________________________________________________

                                                                                          Old Mutual
                                                            Old Mutual                    Copper Rock              Old Mutual
                                                             Analytic                   Emerging Growth        International Equity
                                                               Fund                          Fund                     Fund
____________________________________________________________________________________________________________________________________

                                                     8/1/10 to       8/1/09 to     8/1/10 to     8/1/09 to   8/1/10 to     8/1/09 to
                                                      1/31/11         7/31/10       1/31/11       7/31/10     1/31/11       7/31/10
                                                    (Unaudited)                   (Unaudited)               (Unaudited)
____________________________________________________________________________________________________________________________________

Shares Issued and Redeemed (000):
Class A
Shares Issued                                             67             489           66            131          -            21
Shares Issued upon Reinvestment of Distributions           -               -            -              -          1             1
Shares Redeemed                                       (1,482)         (5,828)         (72)          (224)       (17)          (57)
____________________________________________________________________________________________________________________________________

Total Class A Share Transactions                      (1,415)         (5,339)          (6)           (93)       (16)          (35)
____________________________________________________________________________________________________________________________________

Class C (1)
Shares Issued                                              8              23            -              -          -             -
Shares Issued upon Reinvestment of Distributions           -               -            -              -          -             -
Shares Redeemed                                         (596)         (3,826)           -            (49)         -          (122)
____________________________________________________________________________________________________________________________________

Total Class C Share Transactions                        (588)         (3,803)           -            (49)         -          (122)
____________________________________________________________________________________________________________________________________

Class Z
Shares Issued                                            277             639          114          1,083         20            19
Shares Issued upon Reinvestment of Distributions           -               -            -              -          1             1
Shares Redeemed                                         (330)         (1,586)        (848)        (2,070)       (25)          (21)
____________________________________________________________________________________________________________________________________

Total Class Z Share Transactions                         (53)           (947)        (734)          (987)        (4)           (1)
____________________________________________________________________________________________________________________________________

Institutional Class
Shares Issued                                              -               -          288          1,908         26           116
Shares Issued upon Reinvestment of Distributions           -               -            -              -         99           142
Shares Redeemed                                            -          (1,432)        (717)        (1,107)    (1,279)       (3,678)
____________________________________________________________________________________________________________________________________

Total Institutional Class Share Transactions               -          (1,432)        (429)           801     (1,154)       (3,420)
____________________________________________________________________________________________________________________________________

Net Decrease in Shares Outstanding                    (2,056)        (11,521)      (1,169)          (328)    (1,174)       (3,578)
____________________________________________________________________________________________________________________________________

(1) Class C shares of the Old Mutual Copper Rock Emerging Growth Fund and Old Mutual International Equity Fund were closed in
    October 2009. See Note 1 for further details.

Amounts designated as "-" are either 0 or have been rounded to 0.

                                                                 42

7. FOREIGN HOLDINGS RISK
____________________________________________________________________________________________________________________________________

Each Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

8. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2006 - 2009 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2010, primarily attributable to certain net operating losses, reclassifications of long-term capital gain distributions on REITs, reclassifications of capital gain distributions investments in
Passive Foreign Investment Companies, foreign currency translation and reclassifications of capital gains related to short sales which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                                                    Increase/(Decrease)          Increase/(Decrease)
                                                                                       Undistributed                 Accumulated
                                                       Increase/(Decrease)            Net Investment                Net Realized
                                                         Paid-in Capital                  Income                        Gain
                                                             (000)                        (000)                         (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                   $(5,498)                      $10,446                      $(4,948)
Old Mutual Copper Rock Emerging Growth Fund                   (377)                          377                            -
Old Mutual International Equity Fund                             -                          (117)                         117
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 43

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2011 (UNAUDITED)

The tax character of dividends and distributions declared during the year or periods ended July 31, 2010 and 2009 were as follows:

                                                   Ordinary                Long Term                 Return of
                                                    Income                Capital Gain                Capital                Total
                                                    (000)                    (000)                     (000)                 (000)
____________________________________________________________________________________________________________________________________

Old Mutual International Equity Fund
   2010                                             $1,182                     $-                        $-                 $1,182
   2009                                              1,772                      -                         -                  1,772
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The Old Mutual Analytic Fund and Old Mutual Copper Rock Emerging Growth Fund did not declare dividends or distributions during the years ended July 31, 2010 and 2009.

As of July 31, 2010, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                              Undistributed                       Post        Unrealized         Other
                                                Ordinary       Capital Loss      October     Appreciation/     Temporary
                                                 Income        Carryforwards     Losses      Depreciation     Differences   Total
                                                 (000)             (000)          (000)         (000)            (000)      (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                         $  -           $(159,358)      $(1,634)        $4,551           $  -     $(156,441)
Old Mutual Copper Rock Emerging Growth Fund         -             (19,703)            -          2,169              -       (17,534)
Old Mutual International Equity Fund              709             (46,698)         (750)         2,426            (99)      (44,412)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through July 31, 2010 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of July 31, 2010, the following Funds had capital loss carry forwards available to offset future realized gains through the indicated expiration dates (000):

                                                            2016                  2017                  2018                 Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                  $50,153               $31,727               $77,478               $159,358
Old Mutual Copper Rock Emerging Growth Fund                     -                19,088                   615                 19,703
Old Mutual International Equity Fund                            8                24,413                22,277                 46,698
____________________________________________________________________________________________________________________________________

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.
Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Relevant information regarding the impact of the
Act on the Funds will be contained within the Federal Tax Information footnote in the Funds' Annual Report for the fiscal year ending July 31, 2011.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written option contracts, held by each Fund at January 31, 2011 were as follows:

                                                                                                                         Net
                                                     Federal Tax          Unrealized            Unrealized            Unrealized
                                                        Cost             Appreciation          Depreciation          Appreciation
                                                        (000)               (000)                 (000)                 (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                               $73,735             $11,992                $(397)                $11,595
Old Mutual Copper Rock Emerging Growth Fund             49,371              16,340                 (243)                 16,097
Old Mutual International Equity Fund                    37,306               9,392                 (753)                  8,639
____________________________________________________________________________________________________________________________________

                                                                 44

9. NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In January 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value
Measurements." ASU 2010-06 which, among other disclosure items, requires the Funds to include disclosures on purchases, sales, issuances and settlements in the reconciliation of activity in Level 3 fair value measurements. This is effective for interim and annual reporting periods beginning after December 15, 2010. The Adviser has evaluated the implications of ASU No. 2010-06 and does not anticipate a material impact on the financial statements.

10. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements and has determined that there are no other material events that would require disclosure in the Funds' financial statements.

                                                                 45

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888-772-2888; (ii) on the Trust's website at oldmutualfunds.com; and
(iii) on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2010 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free. In addition, the most recent list of portfolio holdings is available on the Trust's website at
oldmutualfunds.com.

                                                                 46

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - January 31, 2011

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended January 31, 2011.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six-Month Period"
to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

__________________________________________________________________________________     __________________________________________________________________________________

                                                       Annualized      Expenses                                                                Annualized      Expenses
                              Beginning    Ending        Expense         Paid                                        Beginning     Ending        Expense         Paid
                               Account     Account       Ratios        During Six                                     Account      Account       Ratios        During Six
                                Value       Value      for the Six       Month                                         Value        Value      for the Six       Month
                               8/01/10     1/31/11     Month Period     Period*                                       8/01/10      1/31/11     Month Period     Period*
__________________________________________________________________________________     __________________________________________________________________________________

Old Mutual Analytic Fund - Class A                                                     Old Mutual Copper Rock Emerging Growth Fund - Class Z
__________________________________________________________________________________     __________________________________________________________________________________

   Actual Fund Return        $1,000.00    $1,112.00        1.81%        $ 9.64            Actual Fund Return        $1,000.00     $1,276.70        1.42%        $8.15
   Hypothetical 5% Return     1,000.00     1,016.08        1.81           9.20            Hypothetical 5% Return     1,000.00      1,018.05        1.42          7.22
__________________________________________________________________________________     __________________________________________________________________________________

Old Mutual Analytic Fund - Class C                                                     Old Mutual Copper Rock Emerging Growth Fund - Institutional Class
__________________________________________________________________________________     __________________________________________________________________________________

   Actual Fund Return         1,000.00     1,107.30        2.56          13.60            Actual Fund Return         1,000.00      1,278.40        1.22          7.01
   Hypothetical 5% Return     1,000.00     1,012.30        2.56          12.98            Hypothetical 5% Return     1,000.00      1,019.06        1.22          6.21
__________________________________________________________________________________     __________________________________________________________________________________

Old Mutual Analytic Fund - Class Z                                                     Old Mutual International Equity Fund - Class A
__________________________________________________________________________________     __________________________________________________________________________________

   Actual Fund Return         1,000.00     1,113.10        1.58           8.42            Actual Fund Return         1,000.00      1,181.00        1.52          8.36
   Hypothetical 5% Return     1,000.00     1,017.24        1.58           8.03            Hypothetical 5% Return     1,000.00      1,017.54        1.52          7.73
__________________________________________________________________________________     __________________________________________________________________________________

Old Mutual Analytic Fund - Institutional Class                                         Old Mutual International Equity Fund - Class Z
__________________________________________________________________________________     __________________________________________________________________________________

   Actual Fund Return         1,000.00     1,114.00        1.53           8.15            Actual Fund Return         1,000.00      1,183.10        1.27          6.99
   Hypothetical 5% Return     1,000.00     1,017.49        1.53           7.78            Hypothetical 5% Return     1,000.00      1,018.80        1.27          6.46
__________________________________________________________________________________     __________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund - Class A                                  Old Mutual International Equity Fund - Institutional Class
__________________________________________________________________________________     __________________________________________________________________________________

   Actual Fund Return         1,000.00     1,275.60        1.67           9.58            Actual Fund Return         1,000.00      1,183.60        1.02          5.61
   Hypothetical 5% Return     1,000.00     1,016.79        1.67           8.49            Hypothetical 5% Return     1,000.00      1,020.06        1.02          5.19
__________________________________________________________________________________     __________________________________________________________________________________

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                                 47

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     |
     | 888.772.2888
     |
     | By Mail:
     |
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This semi-annual report is intended for the information of Old Mutual Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                  [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-11-007 03/2011

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(b)
In accordance with Section 13(c) of the Investment Company Act of 1940, the Old Mutual International Equity Fund divested itself of the following securities since the filing of the registrant’s last report on Form N-CSR.

(1) Name of Issuer	(2) Exchange Ticker Symbol	(3) Security Identifier (Cusip/Sedol)	(4) Total number of shares divested	(5) Date securities were divested	(6) Amount Held on Filing Date	(7) Statute
Lloyds Banking Group	LLOY	0870612	45,576	11/16/2010	None	Sudan Accountability and Divestment Act

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board of trustees of Old Mutual Funds I (the “registrant”), where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended January 31, 2011, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Not applicable to semiannual reports.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS I

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	March 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	March 18, 2011

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	March 18, 2011